UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1796

Fidelity Destiny Portfolios
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2012

Item 1. Reports to Stockholders

Fidelity Advisor®

Capital Development Fund -

Class A, Class T, Class B and Class C

Annual Report

September 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	17.87%	-1.33%	5.84%
Class T (incl. 3.50% sales charge) A	20.11%	-1.34%	5.75%
Class B (incl. contingent deferred sales charge) B	18.88%	-1.44%	5.77%
Class C (incl. contingent deferred sales charge) C	22.82%	-1.08%	5.77%

A Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity Advisor® Capital Development Fund - Class A on September 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Harlan Carere, Portfolio Manager of Fidelity Advisor® Capital Development Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 25.06%, 24.46%, 23.88% and 23.82%, respectively (excluding sales charges), considerably lagging the S&P 500. Versus the index, out-of-benchmark exposure to gold-mining stocks within the materials sector significantly detracted. Weak picks in consumer staples, industrials, health care and energy, along with a small cash position, also detracted. Shares of Canada-based Agnico-Eagle Mines, the fund's largest relative detractor, declined sharply soon after the period began due to the company's decision to indefinitely suspend operations at its Goldex mine. Other significant detractors included Green Mountain Coffee Roasters, Cayman Islands-based weight-management products supplier Herbalife and U.K.-headquartered ARM Holdings, a designer of chips for smartphones and tablet devices. Conversely, security selection in the consumer discretionary sector and an underweighting in utilities were positives, as was solid stock picking in the hardware/equipment segment of information technology. At the stock level, Apple was the fund's biggest contributor and also its largest holding. The stock particularly benefited from the success of the company's iPhone® smartphone and iPad® tablet device. The share prices of two off-price retailers, Canada's Dollarama and Ross Stores, also produced outsized gains. Most of the stocks I've mentioned were not part of the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Class O	.61%
Actual		$ 1,000.00	$ 1,028.20	$ 3.09
HypotheticalA		$ 1,000.00	$ 1,021.95	$ 3.08
Class A	.94%
Actual		$ 1,000.00	$ 1,027.10	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.30	$ 4.75
Class T	1.46%
Actual		$ 1,000.00	$ 1,023.90	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,017.70	$ 7.36
Class B	1.89%
Actual		$ 1,000.00	$ 1,021.70	$ 9.55
HypotheticalA		$ 1,000.00	$ 1,015.55	$ 9.52
Class C	1.88%
Actual		$ 1,000.00	$ 1,021.70	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.60	$ 9.47
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,027.20	$ 4.31
HypotheticalA		$ 1,000.00	$ 1,020.75	$ 4.29

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.3	6.1
Chevron Corp.	2.6	2.3
Google, Inc. Class A	2.3	1.0
ARM Holdings PLC	2.1	1.6
Wells Fargo & Co.	2.0	1.9
Exxon Mobil Corp.	1.7	1.4
Wal-Mart Stores, Inc.	1.7	1.1
TJX Companies, Inc.	1.6	1.4
Ross Stores, Inc.	1.5	1.4
Amazon.com, Inc.	1.4	1.1
	22.2
Top Five Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.0	20.6
Consumer Discretionary	19.8	19.1
Energy	11.4	11.7
Health Care	10.1	8.8
Consumer Staples	10.0	10.8
Asset Allocation (% of fund's net assets)
As of September 30, 2012*		As of March 31, 2012**
	Stocks 98.4%		Stocks 99.6%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 1.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	19.9%	** Foreign investments	22.0%

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 19.8%
Auto Components - 0.2%
TRW Automotive Holdings Corp. (a)	120,200	$ 5,253,942
Automobiles - 0.6%
Bajaj Auto Ltd. (a)	250,000	8,647,231
Ford Motor Co.	250,000	2,465,000
PT Astra International Tbk	1,000,000	773,248
Tesla Motors, Inc. (a)(d)	119,400	3,496,032
		15,381,511
Diversified Consumer Services - 0.4%
Anhanguera Educacional Participacoes SA	530,000	8,810,458
Collectors Universe, Inc.	100,000	1,403,000
		10,213,458
Hotels, Restaurants & Leisure - 1.6%
Bravo Brio Restaurant Group, Inc. (a)	113,800	1,655,790
Dunkin' Brands Group, Inc.	100,800	2,942,856
Interval Leisure Group, Inc.	200,000	3,786,000
Jubilant Foodworks Ltd. (a)	220,000	5,707,692
McDonald's Corp.	30,000	2,752,500
Sands China Ltd.	2,200,000	8,213,772
Starbucks Corp.	100,000	5,075,000
The Cheesecake Factory, Inc.	145,000	5,183,750
Tim Hortons, Inc. (Canada)	154,000	8,014,078
		43,331,438
Household Durables - 0.3%
Jarden Corp.	65,000	3,434,600
Toll Brothers, Inc. (a)	103,700	3,445,951
		6,880,551
Internet & Catalog Retail - 1.8%
Amazon.com, Inc. (a)	146,100	37,156,152
Priceline.com, Inc. (a)	9,600	5,939,808
Start Today Co. Ltd. (d)	388,100	5,569,862
		48,665,822
Leisure Equipment & Products - 0.3%
Bauer Performance Sports Ltd. (a)(e)	817,600	8,923,658
Media - 1.9%
Comcast Corp. Class A	200,000	7,154,000
Pandora Media, Inc. (a)	328,000	3,591,600
The Walt Disney Co.	695,200	36,345,056
Time Warner, Inc.	100,000	4,533,000
		51,623,656
Multiline Retail - 2.3%
Dollar General Corp. (a)	216,400	11,153,256
Dollar Tree, Inc. (a)	120,000	5,793,000
Dollarama, Inc.	461,000	29,425,033
Springland International Holdings Ltd.	1,750,000	866,644
Target Corp.	256,000	16,248,320
		63,486,253

	Shares	Value
Specialty Retail - 6.2%
Ascena Retail Group, Inc. (a)	300,000	$ 6,435,000
AutoZone, Inc. (a)	44,700	16,524,249
China ZhengTong Auto Services Holdings Ltd. (a)	504,000	317,842
Destination Maternity Corp.	383,100	7,163,970
Dick's Sporting Goods, Inc.	150,000	7,777,500
Express, Inc. (a)	23,600	349,752
Guess?, Inc.	221,000	5,617,820
Jos. A. Bank Clothiers, Inc. (a)	28,200	1,367,136
Limited Brands, Inc.	213,600	10,521,936
New York & Co., Inc. (a)	1,449,187	5,434,451
PT ACE Hardware Indonesia Tbk	8,999,000	5,783,045
Ross Stores, Inc.	631,070	40,767,122
Sally Beauty Holdings, Inc. (a)	291,000	7,301,190
SuperGroup PLC (a)	218,200	2,105,287
Tilly's, Inc. (a)	460,400	8,439,132
TJX Companies, Inc.	958,900	42,949,131
		168,854,563
Textiles, Apparel & Luxury Goods - 4.2%
Arezzo Industria e Comercio SA	14,000	252,480
Bosideng International Holdings Ltd.	13,500,000	3,795,436
Brunello Cucinelli SpA	110,500	1,909,873
Daphne International Holdings Ltd.	3,000,000	3,010,040
Fifth & Pacific Companies, Inc. (a)	612,800	7,831,584
Gildan Activewear, Inc.	100,000	3,170,583
lululemon athletica, Inc. (a)	105,842	7,825,957
Michael Kors Holdings Ltd.	36,000	1,914,480
NIKE, Inc. Class B	100,000	9,491,000
PVH Corp.	186,400	17,469,408
Ralph Lauren Corp.	82,500	12,476,475
Samsonite International SA	2,307,600	4,428,278
Steven Madden Ltd. (a)	249,903	10,925,759
Vera Bradley, Inc. (a)(d)	223,762	5,336,724
VF Corp.	84,653	13,490,302
Warnaco Group, Inc. (a)	186,900	9,700,110
		113,028,489
TOTAL CONSUMER DISCRETIONARY		535,643,341
CONSUMER STAPLES - 10.0%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	83,846	7,172,913
Anheuser-Busch InBev SA NV:
ADR	65,000	5,584,150
(strip VVPR)	160,000	206
Beam, Inc.	230,000	13,234,200
Diageo PLC	150,000	4,223,724
Dr Pepper Snapple Group, Inc.	352,400	15,692,372
Monster Beverage Corp. (a)	250,200	13,550,832
The Coca-Cola Co.	300,000	11,379,000
		70,837,397
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 3.0%
Drogasil SA	483,666	$ 5,556,582
Fresh Market, Inc. (a)	137,800	8,265,244
PriceSmart, Inc.	107,300	8,124,756
Wal-Mart Stores, Inc.	601,300	44,375,940
Whole Foods Market, Inc.	140,000	13,636,000
		79,958,522
Food Products - 0.8%
Green Mountain Coffee Roasters, Inc. (a)	166,999	3,966,226
Kraft Foods, Inc. Class A	270,000	11,164,500
TreeHouse Foods, Inc. (a)	131,500	6,903,750
		22,034,476
Household Products - 0.8%
Colgate-Palmolive Co.	197,400	21,165,228
Personal Products - 0.6%
Herbalife Ltd.	370,260	17,550,324
Tobacco - 2.2%
Altria Group, Inc.	50,000	1,669,500
British American Tobacco PLC:
(United Kingdom)	200,000	10,276,685
sponsored ADR	60,000	6,158,400
Imperial Tobacco Group PLC	100,000	3,701,122
Lorillard, Inc.	131,100	15,266,595
Philip Morris International, Inc.	257,900	23,195,526
		60,267,828
TOTAL CONSUMER STAPLES		271,813,775
ENERGY - 11.4%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	285,834	12,928,272
Cameron International Corp. (a)	102,000	5,719,140
Halliburton Co.	622,900	20,985,501
Nabors Industries Ltd. (a)	272,800	3,827,384
Rowan Companies PLC (a)	142,900	4,825,733
Schlumberger Ltd.	40,000	2,893,200
Transocean Ltd. (United States)	150,000	6,733,500
Tuscany International Drilling, Inc. (a)(e)	7,000,000	1,637,677
		59,550,407
Oil, Gas & Consumable Fuels - 9.2%
Anadarko Petroleum Corp.	170,500	11,921,360
Apache Corp.	214,100	18,513,227
Bellatrix Exploration Ltd. (a)	915,600	3,716,045
Chevron Corp.	600,900	70,040,904
ConocoPhillips	175,700	10,046,526
Crestwood Midstream Partners LP	100,000	2,380,000
Crown Point Energy, Inc. (e)	419,300	168,471
Enbridge Energy Partners LP	150,000	4,416,000
Enterprise Products Partners LP	113,200	6,067,520
EPL Oil & Gas, Inc. (a)	801,100	16,254,319

	Shares	Value
Exxon Mobil Corp.	498,000	$ 45,542,100
Hess Corp.	95,300	5,119,516
HollyFrontier Corp.	336,770	13,898,498
Marathon Petroleum Corp.	86,900	4,743,871
Noble Energy, Inc.	38,100	3,532,251
Occidental Petroleum Corp.	126,800	10,912,408
Phillips 66	137,850	6,392,105
The Williams Companies, Inc.	415,558	14,532,063
		248,197,184
TOTAL ENERGY		307,747,591
FINANCIALS - 9.9%
Capital Markets - 1.3%
Invesco Ltd.	423,300	10,578,267
Morgan Stanley	800,000	13,392,000
State Street Corp.	285,000	11,958,600
		35,928,867
Commercial Banks - 3.2%
BSB Bancorp, Inc.	100,000	1,290,000
CIT Group, Inc. (a)	100,000	3,939,000
HDFC Bank Ltd.	573,925	6,816,615
HDFC Bank Ltd. sponsored ADR	100,000	3,758,000
Huntington Bancshares, Inc.	797,600	5,503,440
Regions Financial Corp.	700,000	5,047,000
SunTrust Banks, Inc.	200,000	5,654,000
Wells Fargo & Co.	1,572,650	54,303,605
		86,311,660
Consumer Finance - 1.5%
Capital One Financial Corp.	272,100	15,512,421
Discover Financial Services	605,400	24,052,542
		39,564,963
Diversified Financial Services - 1.7%
Citigroup, Inc.	777,900	25,452,888
JPMorgan Chase & Co.	497,800	20,150,944
		45,603,832
Insurance - 1.1%
ACE Ltd.	40,000	3,024,000
Berkshire Hathaway, Inc. Class A (a)	66	8,758,200
Intact Financial Corp. (a)(e)	120,000	7,299,359
Lincoln National Corp.	303,400	7,339,246
Platinum Underwriters Holdings Ltd.	98,167	4,012,085
		30,432,890
Real Estate Investment Trusts - 0.5%
American Residential Properties, Inc. (e)	150,000	2,962,500
Dundee (REIT) (a)(e)	500,000	5,594,548
Simon Property Group, Inc.	42,200	6,406,382
		14,963,430
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.5%
DLF Ltd. (a)	1,580,000	$ 6,965,319
Iguatemi Empresa de Shopping Centers SA	295,000	7,539,253
		14,504,572
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd. (a)	105,000	1,536,798
TOTAL FINANCIALS		268,847,012
HEALTH CARE - 10.1%
Biotechnology - 2.9%
ADVENTRX Pharmaceuticals, Inc. (a)(d)	2,334,324	1,681,180
ADVENTRX Pharmaceuticals, Inc. warrants 11/16/16 (a)	667,162	53,689
Alexion Pharmaceuticals, Inc. (a)	145,112	16,600,813
Amgen, Inc.	321,315	27,093,281
AVEO Pharmaceuticals, Inc. (a)	405,900	4,225,419
Clovis Oncology, Inc.	28,400	580,780
Dynavax Technologies Corp. (a)	2,844,511	13,539,872
ImmunoGen, Inc. (a)	124,623	1,819,496
Merrimack Pharmaceuticals, Inc.	611,538	5,736,226
NPS Pharmaceuticals, Inc. (a)	28,900	267,325
Theravance, Inc. (a)	125,000	3,238,750
ZIOPHARM Oncology, Inc. (a)(d)	472,200	2,573,490
		77,410,321
Health Care Equipment & Supplies - 0.6%
Boston Scientific Corp. (a)	819,800	4,705,652
Insulet Corp. (a)	100,000	2,158,000
Sirona Dental Systems, Inc. (a)	180,000	10,252,800
		17,116,452
Health Care Providers & Services - 2.2%
Accretive Health, Inc. (a)	50,000	558,000
Express Scripts Holding Co. (a)	70,000	4,386,900
Hanger, Inc. (a)	531,338	15,159,073
Humana, Inc.	100,000	7,015,000
MEDNAX, Inc. (a)	40,000	2,978,000
Qualicorp SA (a)	425,000	4,150,943
UnitedHealth Group, Inc.	230,000	12,744,300
WellPoint, Inc.	220,000	12,762,200
		59,754,416
Health Care Technology - 0.0%
athenahealth, Inc. (a)	11,800	1,082,886
Pharmaceuticals - 4.4%
Abbott Laboratories	197,900	13,568,024
Allergan, Inc.	122,400	11,209,392
Eli Lilly & Co.	200,000	9,482,000
GlaxoSmithKline PLC sponsored ADR	205,000	9,479,200
Johnson & Johnson	190,000	13,092,900

	Shares	Value
Meda AB (A Shares)	500,000	$ 5,058,001
Merck & Co., Inc.	800,000	36,080,000
PT Kalbe Farma Tbk	11,000,000	5,402,288
Shire PLC	400,000	11,799,508
ViroPharma, Inc. (a)	100,000	3,022,000
		118,193,313
TOTAL HEALTH CARE		273,557,388
INDUSTRIALS - 8.5%
Aerospace & Defense - 2.8%
Esterline Technologies Corp. (a)	118,083	6,629,180
Honeywell International, Inc.	449,367	26,849,678
Precision Castparts Corp.	16,000	2,613,440
Textron, Inc.	365,200	9,557,284
TransDigm Group, Inc. (a)	10,000	1,418,700
Ultra Electronics Holdings PLC	120,000	2,988,026
United Technologies Corp.	346,500	27,127,485
		77,183,793
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	180,800	12,939,856
Building Products - 0.3%
Fortune Brands Home & Security, Inc. (a)	285,000	7,697,850
Commercial Services & Supplies - 0.3%
United Stationers, Inc.	361,400	9,403,628
Construction & Engineering - 0.8%
EMCOR Group, Inc.	308,400	8,801,736
Foster Wheeler AG (a)	330,000	7,906,800
Jacobs Engineering Group, Inc. (a)	98,600	3,986,398
		20,694,934
Electrical Equipment - 0.1%
GrafTech International Ltd. (a)	103,600	931,364
Regal-Beloit Corp.	28,000	1,973,440
		2,904,804
Industrial Conglomerates - 0.7%
Danaher Corp.	21,900	1,207,785
General Electric Co.	600,000	13,626,000
Max India Ltd. (a)	800,000	3,391,419
		18,225,204
Machinery - 0.7%
Caterpillar, Inc.	30,000	2,581,200
Cummins, Inc.	14,100	1,300,161
Pall Corp.	184,000	11,682,160
Westport Innovations, Inc. (a)(d)	100,000	2,784,000
		18,347,521
Marine - 0.0%
Kirby Corp. (a)	25,000	1,382,000
Professional Services - 0.3%
Nielsen Holdings B.V. (a)	276,400	8,286,472
Road & Rail - 1.9%
CSX Corp.	590,000	12,242,500
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Norfolk Southern Corp.	205,000	$ 13,044,150
Union Pacific Corp.	213,500	25,342,450
		50,629,100
Trading Companies & Distributors - 0.1%
Superior Plus Corp. (d)	350,000	3,239,752
TOTAL INDUSTRIALS		230,934,914
INFORMATION TECHNOLOGY - 21.0%
Communications Equipment - 0.4%
Motorola Solutions, Inc.	229,000	11,575,950
Computers & Peripherals - 5.6%
Apple, Inc.	215,200	143,594,351
EMC Corp. (a)	300,000	8,181,000
		151,775,351
Electronic Equipment & Components - 0.4%
Jabil Circuit, Inc.	175,700	3,289,104
SYNNEX Corp. (a)	212,900	6,936,282
		10,225,386
Internet Software & Services - 3.9%
Angie's List, Inc. (d)	483,900	5,119,662
Blinkx PLC (a)(d)	4,266,981	3,961,934
Cornerstone OnDemand, Inc. (a)	172,402	5,285,845
Demandware, Inc.	7,400	234,950
Facebook, Inc. Class A	130,000	2,814,500
Google, Inc. Class A (a)	82,000	61,869,000
Mail.ru Group Ltd. GDR (e)	241,200	8,053,668
Open Text Corp. (a)(d)	147,500	8,133,430
Rackspace Hosting, Inc. (a)	148,800	9,834,192
Velti PLC (a)(d)	248,800	2,082,456
		107,389,637
IT Services - 3.9%
Accenture PLC Class A	260,000	18,207,800
Cardtronics, Inc. (a)	219,100	6,524,798
Cognizant Technology Solutions Corp. Class A (a)	200,500	14,018,960
IBM Corp.	59,400	12,322,530
MasterCard, Inc. Class A	46,900	21,174,412
Vantiv, Inc.	248,700	5,359,485
Visa, Inc. Class A	202,500	27,191,700
		104,799,685
Semiconductors & Semiconductor Equipment - 3.4%
Alpha & Omega Semiconductor Ltd. (a)	200,000	1,722,000
ARM Holdings PLC	1,803,500	16,833,248
ARM Holdings PLC sponsored ADR	1,442,900	40,372,342
Cymer, Inc. (a)	60,000	3,063,600
NVIDIA Corp. (a)	505,458	6,742,810
Samsung Electronics Co. Ltd.	8,000	9,668,932

	Shares	Value
STMicroelectronics NV (NY Shares) unit (d)	1,000,000	$ 5,400,000
Texas Instruments, Inc.	350,000	9,642,500
		93,445,432
Software - 3.4%
Citrix Systems, Inc. (a)	143,600	10,995,452
MICROS Systems, Inc. (a)	280,400	13,773,248
Oracle Corp.	990,500	31,190,845
QLIK Technologies, Inc. (a)	300,000	6,723,000
salesforce.com, Inc. (a)	90,100	13,757,369
Solera Holdings, Inc.	296,900	13,025,003
VMware, Inc. Class A (a)	20,000	1,934,800
		91,399,717
TOTAL INFORMATION TECHNOLOGY		570,611,158
MATERIALS - 6.8%
Chemicals - 1.5%
Albemarle Corp.	21,700	1,143,156
Ashland, Inc.	105,900	7,582,440
Monsanto Co.	189,000	17,202,780
Rockwood Holdings, Inc.	100,000	4,660,000
Sigma Aldrich Corp.	35,000	2,518,950
The Mosaic Co.	120,000	6,913,200
		40,020,526
Metals & Mining - 5.3%
Agnico-Eagle Mines Ltd. (Canada) (d)	561,000	29,102,838
Alamos Gold, Inc.	420,000	8,164,175
Allied Nevada Gold Corp. (a)	120,000	4,687,200
Carpenter Technology Corp.	160,300	8,386,896
Detour Gold Corp. (a)(e)	175,000	4,882,769
Eldorado Gold Corp.	520,000	7,928,797
Franco-Nevada Corp.	201,000	11,848,184
Goldcorp, Inc.	605,700	27,811,309
Newcrest Mining Ltd.	555,091	16,778,692
Newmont Mining Corp.	158,300	8,866,383
Royal Gold, Inc.	36,800	3,674,848
Sabina Gold & Silver Corp. (a)	2,130,000	7,106,500
Silver Wheaton Corp.	135,425	5,383,388
		144,621,979
TOTAL MATERIALS		184,642,505
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	120,900	4,557,930
Wireless Telecommunication Services - 0.1%
SBA Communications Corp. Class A (a)	55,600	3,497,240
TOTAL TELECOMMUNICATION SERVICES		8,055,170
Common Stocks - continued
	Shares	Value
UTILITIES - 0.6%
Electric Utilities - 0.1%
Duke Energy Corp.	53,333	$ 3,455,978
Gas Utilities - 0.2%
ONEOK, Inc.	100,000	4,831,000
Multi-Utilities - 0.3%
Sempra Energy	100,000	6,449,000
TOTAL UTILITIES		14,735,978
TOTAL COMMON STOCKS (Cost $2,256,461,394)		2,666,588,832
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.17% (b)	34,537,700	34,537,700
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	28,782,746	28,782,746
TOTAL MONEY MARKET FUNDS (Cost $63,320,446)		63,320,446
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $2,319,781,840)		2,729,909,278
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(18,194,850)
NET ASSETS - 100%		$ 2,711,714,428
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $39,522,650 or 1.5% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,756
Fidelity Securities Lending Cash Central Fund	3,017,481
Total	$ 3,059,237
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Tilly's, Inc.	$ -	$ 8,173,896	$ 850,505	$ -	$ -
Total	$ -	$ 8,173,896	$ 850,505	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 535,643,341	$ 535,643,341	$ -	$ -
Consumer Staples	271,813,775	250,140,453	21,673,322	-
Energy	307,747,591	307,747,591	-	-
Financials	268,847,012	262,030,397	6,816,615	-
Health Care	273,557,388	261,704,191	11,853,197	-
Industrials	230,934,914	230,934,914	-	-
Information Technology	570,611,158	553,777,910	16,833,248	-
Materials	184,642,505	184,642,505	-	-
Telecommunication Services	8,055,170	8,055,170	-	-
Utilities	14,735,978	14,735,978	-	-
Money Market Funds	63,320,446	63,320,446	-	-
Total Investments in Securities:	$ 2,729,909,278	$ 2,672,732,896	$ 57,176,382	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ -
Level 2 to Level 1	$ 66,302,574
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	80.1%
Canada	6.8%
United Kingdom	3.8%
India	1.3%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	6.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $27,743,469) - See accompanying schedule: Unaffiliated issuers (cost $2,256,461,394)	$ 2,666,588,832
Fidelity Central Funds (cost $63,320,446)	63,320,446
Total Investments (cost $2,319,781,840)		$ 2,729,909,278
Foreign currency held at value (cost $828)		894
Receivable for investments sold		97,368,045
Receivable for fund shares sold		180,908
Dividends receivable		2,178,228
Distributions receivable from Fidelity Central Funds		165,932
Other receivables		568,424
Total assets		2,830,371,709

Liabilities
Payable for investments purchased	$ 86,916,468
Payable for fund shares redeemed	1,187,214
Accrued management fee	1,267,372
Distribution and service plan fees payable	69,985
Other affiliated payables	145,394
Other payables and accrued expenses	288,102
Collateral on securities loaned, at value	28,782,746
Total liabilities		118,657,281

Net Assets		$ 2,711,714,428
Net Assets consist of:
Paid in capital		$ 2,764,007,771
Undistributed net investment income		20,421,367
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(482,632,324)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		409,917,614
Net Assets		$ 2,711,714,428

Statement of Assets and Liabilities - continued

September 30, 2012

Class O: Net Asset Value, offering price and redemption price per share ($2,382,741,288 ÷ 197,842,690 shares)	$ 12.04

Class A: Net Asset Value and redemption price per share ($325,966,651 ÷ 27,773,048 shares)	$ 11.74

Maximum offering price per share (100/94.25 of $11.74)	$ 12.46
Class T: Net Asset Value and redemption price per share ($1,007,419 ÷ 87,255 shares)	$ 11.55

Maximum offering price per share (100/96.50 of $11.55)	$ 11.97
Class B: Net Asset Value and offering price per share ($234,593 ÷ 20,740 shares)A	$ 11.31

Class C: Net Asset Value and offering price per share ($1,379,621 ÷ 122,278 shares)A	$ 11.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($384,856 ÷ 31,843 shares)	$ 12.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 40,404,772
Interest		3,527
Income from Fidelity Central Funds (including $3,017,481 from security lending)		3,059,237
Total income		43,467,536

Expenses
Management fee	$ 14,704,496
Transfer agent fees	398,205
Distribution and service plan fees	798,852
Accounting and security lending fees	790,092
Custodian fees and expenses	111,054
Independent trustees' compensation	17,872
Appreciation in deferred trustee compensation account	113
Registration fees	74,571
Audit	76,880
Legal	18,809
Interest	1,909
Miscellaneous	28,314
Total expenses before reductions	17,021,167
Expense reductions	(93,148)	16,928,019
Net investment income (loss)		26,539,517
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	118,901,737
Other affiliated issuers	54,979
Foreign currency transactions	(244,056)
Total net realized gain (loss)		118,712,660
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $120,557)	446,152,639
Assets and liabilities in foreign currencies	9,142
Total change in net unrealized appreciation (depreciation)		446,161,781
Net gain (loss)		564,874,441
Net increase (decrease) in net assets resulting from operations		$ 591,413,958

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,539,517	$ 12,889,146
Net realized gain (loss)	118,712,660	474,496,398
Change in net unrealized appreciation (depreciation)	446,161,781	(369,217,801)
Net increase (decrease) in net assets resulting from operations	591,413,958	118,167,743
Distributions to shareholders from net investment income	(14,797,589)	(13,403,529)
Distributions to shareholders from net realized gain	(1,987,900)	(1,434,540)
Total distributions	(16,785,489)	(14,838,069)
Share transactions - net increase (decrease)	(299,875,605)	(493,501,394)
Total increase (decrease) in net assets	274,752,864	(390,171,720)

Net Assets
Beginning of period	2,436,961,564	2,827,133,284
End of period (including undistributed net investment income of $20,421,367 and undistributed net investment income of $8,916,210, respectively)	$ 2,711,714,428	$ 2,436,961,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.67	$ 9.50	$ 8.61	$ 9.57	$ 14.37
Income from Investment Operations
Net investment income (loss) C	.12	.05	.04	.09	.08
Net realized and unrealized gain (loss)	2.32	.18	.93	(.95)	(2.86)
Total from investment operations	2.44	.23	.97	(.86)	(2.78)
Distributions from net investment income	(.06)	(.05)	(.07)	(.09)	(.11)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(1.91)
Total distributions	(.07)	(.06)	(.08)	(.10) H	(2.02) G
Net asset value, end of period	$ 12.04	$ 9.67	$ 9.50	$ 8.61	$ 9.57
Total Return A, B	25.38%	2.33%	11.31%	(8.77)%	(22.45)%
Ratios to Average Net Assets D, F
Expenses before reductions	.61%	.61%	.61%	.61%	.59%
Expenses net of fee waivers, if any	.61%	.61%	.61%	.61%	.59%
Expenses net of all reductions	.60%	.59%	.60%	.60%	.58%
Net investment income (loss)	1.05%	.48%	.44%	1.33%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,382,741	$ 2,150,649	$ 2,509,669	$ 3,278,390	$ 3,785,291
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.02 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.42	$ 9.26	$ 8.39	$ 9.32	$ 14.04
Income from Investment Operations
Net investment income (loss) D	.08	.01	.01	.06	.03
Net realized and unrealized gain (loss)	2.28	.17	.90	(.93)	(2.78)
Total from investment operations	2.36	.18	.91	(.87)	(2.75)
Distributions from net investment income	(.03)	(.01)	(.04)	(.05)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(1.91)
Total distributions	(.04)	(.02)	(.04) J	(.06) I	(1.97) H
Net asset value, end of period	$ 11.74	$ 9.42	$ 9.26	$ 8.39	$ 9.32
Total Return A, B, C	25.06%	1.91%	10.94%	(9.18)%	(22.73)%
Ratios to Average Net Assets E, G
Expenses before reductions	.94%	.95%	.98%	1.02%	.99%
Expenses net of fee waivers, if any	.94%	.95%	.98%	1.02%	.99%
Expenses net of all reductions	.94%	.94%	.97%	1.01%	.97%
Net investment income (loss)	.71%	.13%	.07%	.92%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 325,967	$ 284,072	$ 315,290	$ 380,175	$ 379,162
Portfolio turnover rate F	43%	118%	62%	152%	283%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.197 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

J Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 9.15	$ 8.29	$ 9.22	$ 13.91
Income from Investment Operations
Net investment income (loss) C	.02	(.04)	(.04)	.03	(.02)
Net realized and unrealized gain (loss)	2.25	.17	.90	(.93)	(2.76)
Total from investment operations	2.27	.13	.86	(.90)	(2.78)
Distributions from net investment income	-	-	-	(.03)	(.01)
Distributions from net realized gain	-	-	-	(.01)	(1.91)
Total distributions	-	-	-	(.03) H	(1.91) G
Net asset value, end of period	$ 11.55	$ 9.28	$ 9.15	$ 8.29	$ 9.22
Total Return A, B	24.46%	1.42%	10.37%	(9.65)%	(23.06)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.46%	1.45%	1.47%	1.48%	1.42%
Expenses net of fee waivers, if any	1.46%	1.45%	1.47%	1.48%	1.42%
Expenses net of all reductions	1.45%	1.43%	1.46%	1.47%	1.40%
Net investment income (loss)	.20%	(.37)%	(.43)%	.47%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,007	$ 739	$ 760	$ 978	$ 1,013
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.91 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.13	$ 9.05	$ 8.23	$ 9.15	$ 13.83
Income from Investment Operations
Net investment income (loss) C	(.03)	(.09)	(.08)	- H	(.08)
Net realized and unrealized gain (loss)	2.21	.17	.90	(.92)	(2.74)
Total from investment operations	2.18	.08	.82	(.92)	(2.82)
Distributions from net realized gain	-	-	-	-	(1.86) I
Net asset value, end of period	$ 11.31	$ 9.13	$ 9.05	$ 8.23	$ 9.15
Total Return A, B	23.88%	.88%	9.96%	(10.05)%	(23.45)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.91%	1.92%	1.94%	1.90%
Expenses net of fee waivers, if any	1.90%	1.91%	1.92%	1.94%	1.90%
Expenses net of all reductions	1.90%	1.89%	1.91%	1.93%	1.88%
Net investment income (loss)	(.25)%	(.82)%	(.88)%	-% F	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235	$ 296	$ 368	$ 384	$ 399
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.86 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 9.02	$ 8.21	$ 9.16	$ 13.85
Income from Investment Operations
Net investment income (loss) C	(.02)	(.08)	(.07)	- G	(.08)
Net realized and unrealized gain (loss)	2.19	.17	.88	(.92)	(2.73)
Total from investment operations	2.17	.09	.81	(.92)	(2.81)
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	(.01)	(1.88)
Total distributions	-	-	-	(.03) I	(1.88) H
Net asset value, end of period	$ 11.28	$ 9.11	$ 9.02	$ 8.21	$ 9.16
Total Return A, B	23.82%	1.00%	9.87%	(10.00)%	(23.39)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.87%	1.90%	1.93%	1.90%
Expenses net of fee waivers, if any	1.87%	1.87%	1.90%	1.93%	1.90%
Expenses net of all reductions	1.87%	1.85%	1.89%	1.92%	1.89%
Net investment income (loss)	(.22)%	(.79)%	(.85)%	.01%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,380	$ 1,007	$ 904	$ 1,042	$ 522
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.88 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

I Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.71	$ 9.54	$ 8.59	$ 9.55	$ 14.33
Income from Investment Operations
Net investment income (loss) B	.09	.02	.02	.08	.06
Net realized and unrealized gain (loss)	2.34	.18	.93	(.96)	(2.84)
Total from investment operations	2.43	.20	.95	(.88)	(2.78)
Distributions from net investment income	(.04)	(.02)	-	(.07)	(.09)
Distributions from net realized gain	(.01)	(.01)	-	(.01)	(1.91)
Total distributions	(.05)	(.03)	-	(.08) G	(2.00) F
Net asset value, end of period	$ 12.09	$ 9.71	$ 9.54	$ 8.59	$ 9.55
Total Return A	25.10%	2.04%	11.06%	(8.99)%	(22.48)%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.88%	.87%	.81%	.74%
Expenses net of fee waivers, if any	.87%	.88%	.87%	.81%	.74%
Expenses net of all reductions	.86%	.86%	.87%	.79%	.73%
Net investment income (loss)	.79%	.21%	.17%	1.14%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 385	$ 199	$ 144	$ 83	$ 1,720
Portfolio turnover rate D	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of September 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 526,858,652
Gross unrealized depreciation	(130,492,054)
Net unrealized appreciation (depreciation) on securities and other investments	$ 396,366,598

Tax Cost	$ 2,333,542,680

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,509,472
Capital loss carryforward	$ (468,874,101)
Net unrealized appreciation (depreciation)	$ 396,277,331

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (74,826,062)
2018	(394,048,039)
Total capital loss carryforward	$ (468,874,101)

The tax character of distributions paid was as follows:

	September 30, 2012	September 30, 2011
Ordinary Income	$ 16,785,489	$ 14,838,069

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,125,339,642 and $1,415,464,838, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 780,015	$ 13,298
Class T	.25%	.25%	4,296	8
Class B	.75%	.25%	2,776	2,083
Class C	.75%	.25%	11,765	1,539
			$ 798,852	$ 16,928

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,453
Class T	764
Class B*	625
Class C*	155
$ 3,997

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 104,206	.00*
Class A	286,020.09
Class T	3,069.36
Class B	831.30
Class C	3,226.27
Institutional Class	853.27
	$ 398,205

* Amount represents less than .01%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $36,140 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,922,333.33%		$ 1,909

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,508 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $35,448 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $93,148 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2012	2011
From net investment income
Class O	$ 13,990,243	$ 12,938,394
Class A	806,408	464,873
Institutional Class	938	262
Total	$ 14,797,589	$ 13,403,529
From net realized gain
Class O	$ 1,748,781	$ 1,268,450
Class A	238,936	166,030
Institutional Class	183	60
Total	$ 1,987,900	$ 1,434,540

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2012	2011	2012	2011
Class O
Shares sold	10,434,346	17,803,161	$ 114,058,494	$ 192,182,610
Reinvestment of distributions	1,358,755	1,164,568	14,049,563	12,367,592
Shares redeemed	(36,427,298)	(60,629,604)	(402,171,333)	(656,933,276)
Net increase (decrease)	(24,634,197)	(41,661,875)	$ (274,063,276)	$ (452,383,074)
Class A
Shares sold	3,750,361	5,497,025	$ 39,921,997	$ 58,139,464
Reinvestment of distributions	83,408	40,475	842,414	420,128
Shares redeemed	(6,218,363)	(9,432,016)	(66,774,764)	(99,765,111)
Net increase (decrease)	(2,384,594)	(3,894,516)	$ (26,010,353)	$ (41,205,519)
Class T
Shares sold	21,141	35,679	$ 229,057	$ 380,946
Shares redeemed	(13,462)	(39,089)	(143,670)	(398,747)
Net increase (decrease)	7,679	(3,410)	$ 85,387	$ (17,801)
Class B
Shares sold	85	2,780	$ 898	$ 29,824
Shares redeemed	(11,767)	(11,021)	(127,919)	(112,214)
Net increase (decrease)	(11,682)	(8,241)	$ (127,021)	$ (82,390)
Class C
Shares sold	24,280	32,216	$ 259,405	$ 334,681
Shares redeemed	(12,559)	(21,851)	(129,432)	(214,863)
Net increase (decrease)	11,721	10,365	$ 129,973	$ 119,818
Institutional Class
Shares sold	42,525	14,847	$ 464,491	$ 163,346
Reinvestment of distributions	98	29	1,016	312
Shares redeemed	(31,313)	(9,405)	(355,822)	(96,086)
Net increase (decrease)	11,310	5,471	$ 109,685	$ 67,572

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B and Class C designate 100%, 0%, 0% and 0% of the dividends distributed respectively during fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100%, 0%, 0% and 0% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Fidelity Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Class O compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Capital Development Fund -

Institutional Class

Annual Report

September 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	25.10%	0.00%	6.83%

A The initial offering of Institutional Class shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity Advisor® Capital Development Fund - Institutional Class on September 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on July 12, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Harlan Carere, Portfolio Manager of Fidelity Advisor® Capital Development Fund: For the year, the fund's Institutional Class shares returned 25.10%, considerably lagging the S&P 500. Versus the index, out-of-benchmark exposure to gold-mining stocks within the materials sector significantly detracted. Weak picks in consumer staples, industrials, health care and energy, along with a small cash position, also detracted. Shares of Canada-based Agnico-Eagle Mines, the fund's largest relative detractor, declined sharply soon after the period began due to the company's decision to indefinitely suspend operations at its Goldex mine. Other significant detractors included Green Mountain Coffee Roasters, Cayman Islands-based weight-management products supplier Herbalife and U.K.-headquartered ARM Holdings, a designer of chips for smartphones and tablet devices. Conversely, security selection in the consumer discretionary sector and an underweighting in utilities were positives, as was solid stock picking in the hardware/equipment segment of information technology. At the stock level, Apple was the fund's biggest contributor and also its largest holding. The stock particularly benefited from the success of the company's iPhone® smartphone and iPad® tablet device. The share prices of two off-price retailers, Canada's Dollarama and Ross Stores, also produced outsized gains. Most of the stocks I've mentioned were not part of the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Class O	.61%
Actual		$ 1,000.00	$ 1,028.20	$ 3.09
HypotheticalA		$ 1,000.00	$ 1,021.95	$ 3.08
Class A	.94%
Actual		$ 1,000.00	$ 1,027.10	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.30	$ 4.75
Class T	1.46%
Actual		$ 1,000.00	$ 1,023.90	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,017.70	$ 7.36
Class B	1.89%
Actual		$ 1,000.00	$ 1,021.70	$ 9.55
HypotheticalA		$ 1,000.00	$ 1,015.55	$ 9.52
Class C	1.88%
Actual		$ 1,000.00	$ 1,021.70	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.60	$ 9.47
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,027.20	$ 4.31
HypotheticalA		$ 1,000.00	$ 1,020.75	$ 4.29

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.3	6.1
Chevron Corp.	2.6	2.3
Google, Inc. Class A	2.3	1.0
ARM Holdings PLC	2.1	1.6
Wells Fargo & Co.	2.0	1.9
Exxon Mobil Corp.	1.7	1.4
Wal-Mart Stores, Inc.	1.7	1.1
TJX Companies, Inc.	1.6	1.4
Ross Stores, Inc.	1.5	1.4
Amazon.com, Inc.	1.4	1.1
	22.2
Top Five Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.0	20.6
Consumer Discretionary	19.8	19.1
Energy	11.4	11.7
Health Care	10.1	8.8
Consumer Staples	10.0	10.8
Asset Allocation (% of fund's net assets)
As of September 30, 2012*		As of March 31, 2012**
	Stocks 98.4%		Stocks 99.6%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 1.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	19.9%	** Foreign investments	22.0%

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 19.8%
Auto Components - 0.2%
TRW Automotive Holdings Corp. (a)	120,200	$ 5,253,942
Automobiles - 0.6%
Bajaj Auto Ltd. (a)	250,000	8,647,231
Ford Motor Co.	250,000	2,465,000
PT Astra International Tbk	1,000,000	773,248
Tesla Motors, Inc. (a)(d)	119,400	3,496,032
		15,381,511
Diversified Consumer Services - 0.4%
Anhanguera Educacional Participacoes SA	530,000	8,810,458
Collectors Universe, Inc.	100,000	1,403,000
		10,213,458
Hotels, Restaurants & Leisure - 1.6%
Bravo Brio Restaurant Group, Inc. (a)	113,800	1,655,790
Dunkin' Brands Group, Inc.	100,800	2,942,856
Interval Leisure Group, Inc.	200,000	3,786,000
Jubilant Foodworks Ltd. (a)	220,000	5,707,692
McDonald's Corp.	30,000	2,752,500
Sands China Ltd.	2,200,000	8,213,772
Starbucks Corp.	100,000	5,075,000
The Cheesecake Factory, Inc.	145,000	5,183,750
Tim Hortons, Inc. (Canada)	154,000	8,014,078
		43,331,438
Household Durables - 0.3%
Jarden Corp.	65,000	3,434,600
Toll Brothers, Inc. (a)	103,700	3,445,951
		6,880,551
Internet & Catalog Retail - 1.8%
Amazon.com, Inc. (a)	146,100	37,156,152
Priceline.com, Inc. (a)	9,600	5,939,808
Start Today Co. Ltd. (d)	388,100	5,569,862
		48,665,822
Leisure Equipment & Products - 0.3%
Bauer Performance Sports Ltd. (a)(e)	817,600	8,923,658
Media - 1.9%
Comcast Corp. Class A	200,000	7,154,000
Pandora Media, Inc. (a)	328,000	3,591,600
The Walt Disney Co.	695,200	36,345,056
Time Warner, Inc.	100,000	4,533,000
		51,623,656
Multiline Retail - 2.3%
Dollar General Corp. (a)	216,400	11,153,256
Dollar Tree, Inc. (a)	120,000	5,793,000
Dollarama, Inc.	461,000	29,425,033
Springland International Holdings Ltd.	1,750,000	866,644
Target Corp.	256,000	16,248,320
		63,486,253

	Shares	Value
Specialty Retail - 6.2%
Ascena Retail Group, Inc. (a)	300,000	$ 6,435,000
AutoZone, Inc. (a)	44,700	16,524,249
China ZhengTong Auto Services Holdings Ltd. (a)	504,000	317,842
Destination Maternity Corp.	383,100	7,163,970
Dick's Sporting Goods, Inc.	150,000	7,777,500
Express, Inc. (a)	23,600	349,752
Guess?, Inc.	221,000	5,617,820
Jos. A. Bank Clothiers, Inc. (a)	28,200	1,367,136
Limited Brands, Inc.	213,600	10,521,936
New York & Co., Inc. (a)	1,449,187	5,434,451
PT ACE Hardware Indonesia Tbk	8,999,000	5,783,045
Ross Stores, Inc.	631,070	40,767,122
Sally Beauty Holdings, Inc. (a)	291,000	7,301,190
SuperGroup PLC (a)	218,200	2,105,287
Tilly's, Inc. (a)	460,400	8,439,132
TJX Companies, Inc.	958,900	42,949,131
		168,854,563
Textiles, Apparel & Luxury Goods - 4.2%
Arezzo Industria e Comercio SA	14,000	252,480
Bosideng International Holdings Ltd.	13,500,000	3,795,436
Brunello Cucinelli SpA	110,500	1,909,873
Daphne International Holdings Ltd.	3,000,000	3,010,040
Fifth & Pacific Companies, Inc. (a)	612,800	7,831,584
Gildan Activewear, Inc.	100,000	3,170,583
lululemon athletica, Inc. (a)	105,842	7,825,957
Michael Kors Holdings Ltd.	36,000	1,914,480
NIKE, Inc. Class B	100,000	9,491,000
PVH Corp.	186,400	17,469,408
Ralph Lauren Corp.	82,500	12,476,475
Samsonite International SA	2,307,600	4,428,278
Steven Madden Ltd. (a)	249,903	10,925,759
Vera Bradley, Inc. (a)(d)	223,762	5,336,724
VF Corp.	84,653	13,490,302
Warnaco Group, Inc. (a)	186,900	9,700,110
		113,028,489
TOTAL CONSUMER DISCRETIONARY		535,643,341
CONSUMER STAPLES - 10.0%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	83,846	7,172,913
Anheuser-Busch InBev SA NV:
ADR	65,000	5,584,150
(strip VVPR)	160,000	206
Beam, Inc.	230,000	13,234,200
Diageo PLC	150,000	4,223,724
Dr Pepper Snapple Group, Inc.	352,400	15,692,372
Monster Beverage Corp. (a)	250,200	13,550,832
The Coca-Cola Co.	300,000	11,379,000
		70,837,397
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 3.0%
Drogasil SA	483,666	$ 5,556,582
Fresh Market, Inc. (a)	137,800	8,265,244
PriceSmart, Inc.	107,300	8,124,756
Wal-Mart Stores, Inc.	601,300	44,375,940
Whole Foods Market, Inc.	140,000	13,636,000
		79,958,522
Food Products - 0.8%
Green Mountain Coffee Roasters, Inc. (a)	166,999	3,966,226
Kraft Foods, Inc. Class A	270,000	11,164,500
TreeHouse Foods, Inc. (a)	131,500	6,903,750
		22,034,476
Household Products - 0.8%
Colgate-Palmolive Co.	197,400	21,165,228
Personal Products - 0.6%
Herbalife Ltd.	370,260	17,550,324
Tobacco - 2.2%
Altria Group, Inc.	50,000	1,669,500
British American Tobacco PLC:
(United Kingdom)	200,000	10,276,685
sponsored ADR	60,000	6,158,400
Imperial Tobacco Group PLC	100,000	3,701,122
Lorillard, Inc.	131,100	15,266,595
Philip Morris International, Inc.	257,900	23,195,526
		60,267,828
TOTAL CONSUMER STAPLES		271,813,775
ENERGY - 11.4%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	285,834	12,928,272
Cameron International Corp. (a)	102,000	5,719,140
Halliburton Co.	622,900	20,985,501
Nabors Industries Ltd. (a)	272,800	3,827,384
Rowan Companies PLC (a)	142,900	4,825,733
Schlumberger Ltd.	40,000	2,893,200
Transocean Ltd. (United States)	150,000	6,733,500
Tuscany International Drilling, Inc. (a)(e)	7,000,000	1,637,677
		59,550,407
Oil, Gas & Consumable Fuels - 9.2%
Anadarko Petroleum Corp.	170,500	11,921,360
Apache Corp.	214,100	18,513,227
Bellatrix Exploration Ltd. (a)	915,600	3,716,045
Chevron Corp.	600,900	70,040,904
ConocoPhillips	175,700	10,046,526
Crestwood Midstream Partners LP	100,000	2,380,000
Crown Point Energy, Inc. (e)	419,300	168,471
Enbridge Energy Partners LP	150,000	4,416,000
Enterprise Products Partners LP	113,200	6,067,520
EPL Oil & Gas, Inc. (a)	801,100	16,254,319

	Shares	Value
Exxon Mobil Corp.	498,000	$ 45,542,100
Hess Corp.	95,300	5,119,516
HollyFrontier Corp.	336,770	13,898,498
Marathon Petroleum Corp.	86,900	4,743,871
Noble Energy, Inc.	38,100	3,532,251
Occidental Petroleum Corp.	126,800	10,912,408
Phillips 66	137,850	6,392,105
The Williams Companies, Inc.	415,558	14,532,063
		248,197,184
TOTAL ENERGY		307,747,591
FINANCIALS - 9.9%
Capital Markets - 1.3%
Invesco Ltd.	423,300	10,578,267
Morgan Stanley	800,000	13,392,000
State Street Corp.	285,000	11,958,600
		35,928,867
Commercial Banks - 3.2%
BSB Bancorp, Inc.	100,000	1,290,000
CIT Group, Inc. (a)	100,000	3,939,000
HDFC Bank Ltd.	573,925	6,816,615
HDFC Bank Ltd. sponsored ADR	100,000	3,758,000
Huntington Bancshares, Inc.	797,600	5,503,440
Regions Financial Corp.	700,000	5,047,000
SunTrust Banks, Inc.	200,000	5,654,000
Wells Fargo & Co.	1,572,650	54,303,605
		86,311,660
Consumer Finance - 1.5%
Capital One Financial Corp.	272,100	15,512,421
Discover Financial Services	605,400	24,052,542
		39,564,963
Diversified Financial Services - 1.7%
Citigroup, Inc.	777,900	25,452,888
JPMorgan Chase & Co.	497,800	20,150,944
		45,603,832
Insurance - 1.1%
ACE Ltd.	40,000	3,024,000
Berkshire Hathaway, Inc. Class A (a)	66	8,758,200
Intact Financial Corp. (a)(e)	120,000	7,299,359
Lincoln National Corp.	303,400	7,339,246
Platinum Underwriters Holdings Ltd.	98,167	4,012,085
		30,432,890
Real Estate Investment Trusts - 0.5%
American Residential Properties, Inc. (e)	150,000	2,962,500
Dundee (REIT) (a)(e)	500,000	5,594,548
Simon Property Group, Inc.	42,200	6,406,382
		14,963,430
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.5%
DLF Ltd. (a)	1,580,000	$ 6,965,319
Iguatemi Empresa de Shopping Centers SA	295,000	7,539,253
		14,504,572
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd. (a)	105,000	1,536,798
TOTAL FINANCIALS		268,847,012
HEALTH CARE - 10.1%
Biotechnology - 2.9%
ADVENTRX Pharmaceuticals, Inc. (a)(d)	2,334,324	1,681,180
ADVENTRX Pharmaceuticals, Inc. warrants 11/16/16 (a)	667,162	53,689
Alexion Pharmaceuticals, Inc. (a)	145,112	16,600,813
Amgen, Inc.	321,315	27,093,281
AVEO Pharmaceuticals, Inc. (a)	405,900	4,225,419
Clovis Oncology, Inc.	28,400	580,780
Dynavax Technologies Corp. (a)	2,844,511	13,539,872
ImmunoGen, Inc. (a)	124,623	1,819,496
Merrimack Pharmaceuticals, Inc.	611,538	5,736,226
NPS Pharmaceuticals, Inc. (a)	28,900	267,325
Theravance, Inc. (a)	125,000	3,238,750
ZIOPHARM Oncology, Inc. (a)(d)	472,200	2,573,490
		77,410,321
Health Care Equipment & Supplies - 0.6%
Boston Scientific Corp. (a)	819,800	4,705,652
Insulet Corp. (a)	100,000	2,158,000
Sirona Dental Systems, Inc. (a)	180,000	10,252,800
		17,116,452
Health Care Providers & Services - 2.2%
Accretive Health, Inc. (a)	50,000	558,000
Express Scripts Holding Co. (a)	70,000	4,386,900
Hanger, Inc. (a)	531,338	15,159,073
Humana, Inc.	100,000	7,015,000
MEDNAX, Inc. (a)	40,000	2,978,000
Qualicorp SA (a)	425,000	4,150,943
UnitedHealth Group, Inc.	230,000	12,744,300
WellPoint, Inc.	220,000	12,762,200
		59,754,416
Health Care Technology - 0.0%
athenahealth, Inc. (a)	11,800	1,082,886
Pharmaceuticals - 4.4%
Abbott Laboratories	197,900	13,568,024
Allergan, Inc.	122,400	11,209,392
Eli Lilly & Co.	200,000	9,482,000
GlaxoSmithKline PLC sponsored ADR	205,000	9,479,200
Johnson & Johnson	190,000	13,092,900

	Shares	Value
Meda AB (A Shares)	500,000	$ 5,058,001
Merck & Co., Inc.	800,000	36,080,000
PT Kalbe Farma Tbk	11,000,000	5,402,288
Shire PLC	400,000	11,799,508
ViroPharma, Inc. (a)	100,000	3,022,000
		118,193,313
TOTAL HEALTH CARE		273,557,388
INDUSTRIALS - 8.5%
Aerospace & Defense - 2.8%
Esterline Technologies Corp. (a)	118,083	6,629,180
Honeywell International, Inc.	449,367	26,849,678
Precision Castparts Corp.	16,000	2,613,440
Textron, Inc.	365,200	9,557,284
TransDigm Group, Inc. (a)	10,000	1,418,700
Ultra Electronics Holdings PLC	120,000	2,988,026
United Technologies Corp.	346,500	27,127,485
		77,183,793
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	180,800	12,939,856
Building Products - 0.3%
Fortune Brands Home & Security, Inc. (a)	285,000	7,697,850
Commercial Services & Supplies - 0.3%
United Stationers, Inc.	361,400	9,403,628
Construction & Engineering - 0.8%
EMCOR Group, Inc.	308,400	8,801,736
Foster Wheeler AG (a)	330,000	7,906,800
Jacobs Engineering Group, Inc. (a)	98,600	3,986,398
		20,694,934
Electrical Equipment - 0.1%
GrafTech International Ltd. (a)	103,600	931,364
Regal-Beloit Corp.	28,000	1,973,440
		2,904,804
Industrial Conglomerates - 0.7%
Danaher Corp.	21,900	1,207,785
General Electric Co.	600,000	13,626,000
Max India Ltd. (a)	800,000	3,391,419
		18,225,204
Machinery - 0.7%
Caterpillar, Inc.	30,000	2,581,200
Cummins, Inc.	14,100	1,300,161
Pall Corp.	184,000	11,682,160
Westport Innovations, Inc. (a)(d)	100,000	2,784,000
		18,347,521
Marine - 0.0%
Kirby Corp. (a)	25,000	1,382,000
Professional Services - 0.3%
Nielsen Holdings B.V. (a)	276,400	8,286,472
Road & Rail - 1.9%
CSX Corp.	590,000	12,242,500
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Norfolk Southern Corp.	205,000	$ 13,044,150
Union Pacific Corp.	213,500	25,342,450
		50,629,100
Trading Companies & Distributors - 0.1%
Superior Plus Corp. (d)	350,000	3,239,752
TOTAL INDUSTRIALS		230,934,914
INFORMATION TECHNOLOGY - 21.0%
Communications Equipment - 0.4%
Motorola Solutions, Inc.	229,000	11,575,950
Computers & Peripherals - 5.6%
Apple, Inc.	215,200	143,594,351
EMC Corp. (a)	300,000	8,181,000
		151,775,351
Electronic Equipment & Components - 0.4%
Jabil Circuit, Inc.	175,700	3,289,104
SYNNEX Corp. (a)	212,900	6,936,282
		10,225,386
Internet Software & Services - 3.9%
Angie's List, Inc. (d)	483,900	5,119,662
Blinkx PLC (a)(d)	4,266,981	3,961,934
Cornerstone OnDemand, Inc. (a)	172,402	5,285,845
Demandware, Inc.	7,400	234,950
Facebook, Inc. Class A	130,000	2,814,500
Google, Inc. Class A (a)	82,000	61,869,000
Mail.ru Group Ltd. GDR (e)	241,200	8,053,668
Open Text Corp. (a)(d)	147,500	8,133,430
Rackspace Hosting, Inc. (a)	148,800	9,834,192
Velti PLC (a)(d)	248,800	2,082,456
		107,389,637
IT Services - 3.9%
Accenture PLC Class A	260,000	18,207,800
Cardtronics, Inc. (a)	219,100	6,524,798
Cognizant Technology Solutions Corp. Class A (a)	200,500	14,018,960
IBM Corp.	59,400	12,322,530
MasterCard, Inc. Class A	46,900	21,174,412
Vantiv, Inc.	248,700	5,359,485
Visa, Inc. Class A	202,500	27,191,700
		104,799,685
Semiconductors & Semiconductor Equipment - 3.4%
Alpha & Omega Semiconductor Ltd. (a)	200,000	1,722,000
ARM Holdings PLC	1,803,500	16,833,248
ARM Holdings PLC sponsored ADR	1,442,900	40,372,342
Cymer, Inc. (a)	60,000	3,063,600
NVIDIA Corp. (a)	505,458	6,742,810
Samsung Electronics Co. Ltd.	8,000	9,668,932

	Shares	Value
STMicroelectronics NV (NY Shares) unit (d)	1,000,000	$ 5,400,000
Texas Instruments, Inc.	350,000	9,642,500
		93,445,432
Software - 3.4%
Citrix Systems, Inc. (a)	143,600	10,995,452
MICROS Systems, Inc. (a)	280,400	13,773,248
Oracle Corp.	990,500	31,190,845
QLIK Technologies, Inc. (a)	300,000	6,723,000
salesforce.com, Inc. (a)	90,100	13,757,369
Solera Holdings, Inc.	296,900	13,025,003
VMware, Inc. Class A (a)	20,000	1,934,800
		91,399,717
TOTAL INFORMATION TECHNOLOGY		570,611,158
MATERIALS - 6.8%
Chemicals - 1.5%
Albemarle Corp.	21,700	1,143,156
Ashland, Inc.	105,900	7,582,440
Monsanto Co.	189,000	17,202,780
Rockwood Holdings, Inc.	100,000	4,660,000
Sigma Aldrich Corp.	35,000	2,518,950
The Mosaic Co.	120,000	6,913,200
		40,020,526
Metals & Mining - 5.3%
Agnico-Eagle Mines Ltd. (Canada) (d)	561,000	29,102,838
Alamos Gold, Inc.	420,000	8,164,175
Allied Nevada Gold Corp. (a)	120,000	4,687,200
Carpenter Technology Corp.	160,300	8,386,896
Detour Gold Corp. (a)(e)	175,000	4,882,769
Eldorado Gold Corp.	520,000	7,928,797
Franco-Nevada Corp.	201,000	11,848,184
Goldcorp, Inc.	605,700	27,811,309
Newcrest Mining Ltd.	555,091	16,778,692
Newmont Mining Corp.	158,300	8,866,383
Royal Gold, Inc.	36,800	3,674,848
Sabina Gold & Silver Corp. (a)	2,130,000	7,106,500
Silver Wheaton Corp.	135,425	5,383,388
		144,621,979
TOTAL MATERIALS		184,642,505
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	120,900	4,557,930
Wireless Telecommunication Services - 0.1%
SBA Communications Corp. Class A (a)	55,600	3,497,240
TOTAL TELECOMMUNICATION SERVICES		8,055,170
Common Stocks - continued
	Shares	Value
UTILITIES - 0.6%
Electric Utilities - 0.1%
Duke Energy Corp.	53,333	$ 3,455,978
Gas Utilities - 0.2%
ONEOK, Inc.	100,000	4,831,000
Multi-Utilities - 0.3%
Sempra Energy	100,000	6,449,000
TOTAL UTILITIES		14,735,978
TOTAL COMMON STOCKS (Cost $2,256,461,394)		2,666,588,832
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.17% (b)	34,537,700	34,537,700
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	28,782,746	28,782,746
TOTAL MONEY MARKET FUNDS (Cost $63,320,446)		63,320,446
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $2,319,781,840)		2,729,909,278
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(18,194,850)
NET ASSETS - 100%		$ 2,711,714,428
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $39,522,650 or 1.5% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,756
Fidelity Securities Lending Cash Central Fund	3,017,481
Total	$ 3,059,237
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Tilly's, Inc.	$ -	$ 8,173,896	$ 850,505	$ -	$ -
Total	$ -	$ 8,173,896	$ 850,505	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 535,643,341	$ 535,643,341	$ -	$ -
Consumer Staples	271,813,775	250,140,453	21,673,322	-
Energy	307,747,591	307,747,591	-	-
Financials	268,847,012	262,030,397	6,816,615	-
Health Care	273,557,388	261,704,191	11,853,197	-
Industrials	230,934,914	230,934,914	-	-
Information Technology	570,611,158	553,777,910	16,833,248	-
Materials	184,642,505	184,642,505	-	-
Telecommunication Services	8,055,170	8,055,170	-	-
Utilities	14,735,978	14,735,978	-	-
Money Market Funds	63,320,446	63,320,446	-	-
Total Investments in Securities:	$ 2,729,909,278	$ 2,672,732,896	$ 57,176,382	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ -
Level 2 to Level 1	$ 66,302,574
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	80.1%
Canada	6.8%
United Kingdom	3.8%
India	1.3%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	6.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $27,743,469) - See accompanying schedule: Unaffiliated issuers (cost $2,256,461,394)	$ 2,666,588,832
Fidelity Central Funds (cost $63,320,446)	63,320,446
Total Investments (cost $2,319,781,840)		$ 2,729,909,278
Foreign currency held at value (cost $828)		894
Receivable for investments sold		97,368,045
Receivable for fund shares sold		180,908
Dividends receivable		2,178,228
Distributions receivable from Fidelity Central Funds		165,932
Other receivables		568,424
Total assets		2,830,371,709

Liabilities
Payable for investments purchased	$ 86,916,468
Payable for fund shares redeemed	1,187,214
Accrued management fee	1,267,372
Distribution and service plan fees payable	69,985
Other affiliated payables	145,394
Other payables and accrued expenses	288,102
Collateral on securities loaned, at value	28,782,746
Total liabilities		118,657,281

Net Assets		$ 2,711,714,428
Net Assets consist of:
Paid in capital		$ 2,764,007,771
Undistributed net investment income		20,421,367
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(482,632,324)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		409,917,614
Net Assets		$ 2,711,714,428

Statement of Assets and Liabilities - continued

September 30, 2012

Class O: Net Asset Value, offering price and redemption price per share ($2,382,741,288 ÷ 197,842,690 shares)	$ 12.04

Class A: Net Asset Value and redemption price per share ($325,966,651 ÷ 27,773,048 shares)	$ 11.74

Maximum offering price per share (100/94.25 of $11.74)	$ 12.46
Class T: Net Asset Value and redemption price per share ($1,007,419 ÷ 87,255 shares)	$ 11.55

Maximum offering price per share (100/96.50 of $11.55)	$ 11.97
Class B: Net Asset Value and offering price per share ($234,593 ÷ 20,740 shares)A	$ 11.31

Class C: Net Asset Value and offering price per share ($1,379,621 ÷ 122,278 shares)A	$ 11.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($384,856 ÷ 31,843 shares)	$ 12.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 40,404,772
Interest		3,527
Income from Fidelity Central Funds (including $3,017,481 from security lending)		3,059,237
Total income		43,467,536

Expenses
Management fee	$ 14,704,496
Transfer agent fees	398,205
Distribution and service plan fees	798,852
Accounting and security lending fees	790,092
Custodian fees and expenses	111,054
Independent trustees' compensation	17,872
Appreciation in deferred trustee compensation account	113
Registration fees	74,571
Audit	76,880
Legal	18,809
Interest	1,909
Miscellaneous	28,314
Total expenses before reductions	17,021,167
Expense reductions	(93,148)	16,928,019
Net investment income (loss)		26,539,517
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	118,901,737
Other affiliated issuers	54,979
Foreign currency transactions	(244,056)
Total net realized gain (loss)		118,712,660
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $120,557)	446,152,639
Assets and liabilities in foreign currencies	9,142
Total change in net unrealized appreciation (depreciation)		446,161,781
Net gain (loss)		564,874,441
Net increase (decrease) in net assets resulting from operations		$ 591,413,958

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,539,517	$ 12,889,146
Net realized gain (loss)	118,712,660	474,496,398
Change in net unrealized appreciation (depreciation)	446,161,781	(369,217,801)
Net increase (decrease) in net assets resulting from operations	591,413,958	118,167,743
Distributions to shareholders from net investment income	(14,797,589)	(13,403,529)
Distributions to shareholders from net realized gain	(1,987,900)	(1,434,540)
Total distributions	(16,785,489)	(14,838,069)
Share transactions - net increase (decrease)	(299,875,605)	(493,501,394)
Total increase (decrease) in net assets	274,752,864	(390,171,720)

Net Assets
Beginning of period	2,436,961,564	2,827,133,284
End of period (including undistributed net investment income of $20,421,367 and undistributed net investment income of $8,916,210, respectively)	$ 2,711,714,428	$ 2,436,961,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.67	$ 9.50	$ 8.61	$ 9.57	$ 14.37
Income from Investment Operations
Net investment income (loss) C	.12	.05	.04	.09	.08
Net realized and unrealized gain (loss)	2.32	.18	.93	(.95)	(2.86)
Total from investment operations	2.44	.23	.97	(.86)	(2.78)
Distributions from net investment income	(.06)	(.05)	(.07)	(.09)	(.11)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(1.91)
Total distributions	(.07)	(.06)	(.08)	(.10) H	(2.02) G
Net asset value, end of period	$ 12.04	$ 9.67	$ 9.50	$ 8.61	$ 9.57
Total Return A, B	25.38%	2.33%	11.31%	(8.77)%	(22.45)%
Ratios to Average Net Assets D, F
Expenses before reductions	.61%	.61%	.61%	.61%	.59%
Expenses net of fee waivers, if any	.61%	.61%	.61%	.61%	.59%
Expenses net of all reductions	.60%	.59%	.60%	.60%	.58%
Net investment income (loss)	1.05%	.48%	.44%	1.33%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,382,741	$ 2,150,649	$ 2,509,669	$ 3,278,390	$ 3,785,291
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.02 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.42	$ 9.26	$ 8.39	$ 9.32	$ 14.04
Income from Investment Operations
Net investment income (loss) D	.08	.01	.01	.06	.03
Net realized and unrealized gain (loss)	2.28	.17	.90	(.93)	(2.78)
Total from investment operations	2.36	.18	.91	(.87)	(2.75)
Distributions from net investment income	(.03)	(.01)	(.04)	(.05)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(1.91)
Total distributions	(.04)	(.02)	(.04) J	(.06) I	(1.97) H
Net asset value, end of period	$ 11.74	$ 9.42	$ 9.26	$ 8.39	$ 9.32
Total Return A, B, C	25.06%	1.91%	10.94%	(9.18)%	(22.73)%
Ratios to Average Net Assets E, G
Expenses before reductions	.94%	.95%	.98%	1.02%	.99%
Expenses net of fee waivers, if any	.94%	.95%	.98%	1.02%	.99%
Expenses net of all reductions	.94%	.94%	.97%	1.01%	.97%
Net investment income (loss)	.71%	.13%	.07%	.92%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 325,967	$ 284,072	$ 315,290	$ 380,175	$ 379,162
Portfolio turnover rate F	43%	118%	62%	152%	283%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.197 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

J Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 9.15	$ 8.29	$ 9.22	$ 13.91
Income from Investment Operations
Net investment income (loss) C	.02	(.04)	(.04)	.03	(.02)
Net realized and unrealized gain (loss)	2.25	.17	.90	(.93)	(2.76)
Total from investment operations	2.27	.13	.86	(.90)	(2.78)
Distributions from net investment income	-	-	-	(.03)	(.01)
Distributions from net realized gain	-	-	-	(.01)	(1.91)
Total distributions	-	-	-	(.03) H	(1.91) G
Net asset value, end of period	$ 11.55	$ 9.28	$ 9.15	$ 8.29	$ 9.22
Total Return A, B	24.46%	1.42%	10.37%	(9.65)%	(23.06)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.46%	1.45%	1.47%	1.48%	1.42%
Expenses net of fee waivers, if any	1.46%	1.45%	1.47%	1.48%	1.42%
Expenses net of all reductions	1.45%	1.43%	1.46%	1.47%	1.40%
Net investment income (loss)	.20%	(.37)%	(.43)%	.47%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,007	$ 739	$ 760	$ 978	$ 1,013
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.91 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.13	$ 9.05	$ 8.23	$ 9.15	$ 13.83
Income from Investment Operations
Net investment income (loss) C	(.03)	(.09)	(.08)	- H	(.08)
Net realized and unrealized gain (loss)	2.21	.17	.90	(.92)	(2.74)
Total from investment operations	2.18	.08	.82	(.92)	(2.82)
Distributions from net realized gain	-	-	-	-	(1.86) I
Net asset value, end of period	$ 11.31	$ 9.13	$ 9.05	$ 8.23	$ 9.15
Total Return A, B	23.88%	.88%	9.96%	(10.05)%	(23.45)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.91%	1.92%	1.94%	1.90%
Expenses net of fee waivers, if any	1.90%	1.91%	1.92%	1.94%	1.90%
Expenses net of all reductions	1.90%	1.89%	1.91%	1.93%	1.88%
Net investment income (loss)	(.25)%	(.82)%	(.88)%	-% F	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235	$ 296	$ 368	$ 384	$ 399
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.86 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 9.02	$ 8.21	$ 9.16	$ 13.85
Income from Investment Operations
Net investment income (loss) C	(.02)	(.08)	(.07)	- G	(.08)
Net realized and unrealized gain (loss)	2.19	.17	.88	(.92)	(2.73)
Total from investment operations	2.17	.09	.81	(.92)	(2.81)
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	(.01)	(1.88)
Total distributions	-	-	-	(.03) I	(1.88) H
Net asset value, end of period	$ 11.28	$ 9.11	$ 9.02	$ 8.21	$ 9.16
Total Return A, B	23.82%	1.00%	9.87%	(10.00)%	(23.39)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.87%	1.90%	1.93%	1.90%
Expenses net of fee waivers, if any	1.87%	1.87%	1.90%	1.93%	1.90%
Expenses net of all reductions	1.87%	1.85%	1.89%	1.92%	1.89%
Net investment income (loss)	(.22)%	(.79)%	(.85)%	.01%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,380	$ 1,007	$ 904	$ 1,042	$ 522
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.88 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

I Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.71	$ 9.54	$ 8.59	$ 9.55	$ 14.33
Income from Investment Operations
Net investment income (loss) B	.09	.02	.02	.08	.06
Net realized and unrealized gain (loss)	2.34	.18	.93	(.96)	(2.84)
Total from investment operations	2.43	.20	.95	(.88)	(2.78)
Distributions from net investment income	(.04)	(.02)	-	(.07)	(.09)
Distributions from net realized gain	(.01)	(.01)	-	(.01)	(1.91)
Total distributions	(.05)	(.03)	-	(.08) G	(2.00) F
Net asset value, end of period	$ 12.09	$ 9.71	$ 9.54	$ 8.59	$ 9.55
Total Return A	25.10%	2.04%	11.06%	(8.99)%	(22.48)%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.88%	.87%	.81%	.74%
Expenses net of fee waivers, if any	.87%	.88%	.87%	.81%	.74%
Expenses net of all reductions	.86%	.86%	.87%	.79%	.73%
Net investment income (loss)	.79%	.21%	.17%	1.14%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 385	$ 199	$ 144	$ 83	$ 1,720
Portfolio turnover rate D	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of September 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 526,858,652
Gross unrealized depreciation	(130,492,054)
Net unrealized appreciation (depreciation) on securities and other investments	$ 396,366,598

Tax Cost	$ 2,333,542,680

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,509,472
Capital loss carryforward	$ (468,874,101)
Net unrealized appreciation (depreciation)	$ 396,277,331

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (74,826,062)
2018	(394,048,039)
Total capital loss carryforward	$ (468,874,101)

The tax character of distributions paid was as follows:

	September 30, 2012	September 30, 2011
Ordinary Income	$ 16,785,489	$ 14,838,069

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,125,339,642 and $1,415,464,838, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 780,015	$ 13,298
Class T	.25%	.25%	4,296	8
Class B	.75%	.25%	2,776	2,083
Class C	.75%	.25%	11,765	1,539
			$ 798,852	$ 16,928

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,453
Class T	764
Class B*	625
Class C*	155
$ 3,997

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 104,206	.00*
Class A	286,020.09
Class T	3,069.36
Class B	831.30
Class C	3,226.27
Institutional Class	853.27
	$ 398,205

* Amount represents less than .01%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $36,140 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,922,333.33%		$ 1,909

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,508 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $35,448 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $93,148 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2012	2011
From net investment income
Class O	$ 13,990,243	$ 12,938,394
Class A	806,408	464,873
Institutional Class	938	262
Total	$ 14,797,589	$ 13,403,529
From net realized gain
Class O	$ 1,748,781	$ 1,268,450
Class A	238,936	166,030
Institutional Class	183	60
Total	$ 1,987,900	$ 1,434,540

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2012	2011	2012	2011
Class O
Shares sold	10,434,346	17,803,161	$ 114,058,494	$ 192,182,610
Reinvestment of distributions	1,358,755	1,164,568	14,049,563	12,367,592
Shares redeemed	(36,427,298)	(60,629,604)	(402,171,333)	(656,933,276)
Net increase (decrease)	(24,634,197)	(41,661,875)	$ (274,063,276)	$ (452,383,074)
Class A
Shares sold	3,750,361	5,497,025	$ 39,921,997	$ 58,139,464
Reinvestment of distributions	83,408	40,475	842,414	420,128
Shares redeemed	(6,218,363)	(9,432,016)	(66,774,764)	(99,765,111)
Net increase (decrease)	(2,384,594)	(3,894,516)	$ (26,010,353)	$ (41,205,519)
Class T
Shares sold	21,141	35,679	$ 229,057	$ 380,946
Shares redeemed	(13,462)	(39,089)	(143,670)	(398,747)
Net increase (decrease)	7,679	(3,410)	$ 85,387	$ (17,801)
Class B
Shares sold	85	2,780	$ 898	$ 29,824
Shares redeemed	(11,767)	(11,021)	(127,919)	(112,214)
Net increase (decrease)	(11,682)	(8,241)	$ (127,021)	$ (82,390)
Class C
Shares sold	24,280	32,216	$ 259,405	$ 334,681
Shares redeemed	(12,559)	(21,851)	(129,432)	(214,863)
Net increase (decrease)	11,721	10,365	$ 129,973	$ 119,818
Institutional Class
Shares sold	42,525	14,847	$ 464,491	$ 163,346
Reinvestment of distributions	98	29	1,016	312
Shares redeemed	(31,313)	(9,405)	(355,822)	(96,086)
Net increase (decrease)	11,310	5,471	$ 109,685	$ 67,572

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Fidelity Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Class O compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADESII-I-UANN-1112
1.814761.107

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Capital Development Fund -

Class A

Annual Report

September 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A	25.06%	-0.15%	6.47%
$50/month 15-Year Plan A	-37.47%	-2.24%	5.92%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Capital Development Fund - Class A on September 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Harlan Carere, Portfolio Manager of Fidelity Advisor® Capital Development Fund: For the year, the fund's Class A shares returned 25.06%, considerably lagging the S&P 500. Versus the index, out-of-benchmark exposure to gold-mining stocks within the materials sector significantly detracted. Weak picks in consumer staples, industrials, health care and energy, along with a small cash position, also detracted. Shares of Canada-based Agnico-Eagle Mines, the fund's largest relative detractor, declined sharply soon after the period began due to the company's decision to indefinitely suspend operations at its Goldex mine. Other significant detractors included Green Mountain Coffee Roasters, Cayman Islands-based weight-management products supplier Herbalife and U.K.-headquartered ARM Holdings, a designer of chips for smartphones and tablet devices. Conversely, security selection in the consumer discretionary sector and an underweighting in utilities were positives, as was solid stock picking in the hardware/equipment segment of information technology. At the stock level, Apple was the fund's biggest contributor and also its largest holding. The stock particularly benefited from the success of the company's iPhone® smartphone and iPad® tablet device. The share prices of two off-price retailers, Canada's Dollarama and Ross Stores, also produced outsized gains. Most of the stocks I've mentioned were not part of the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Class O	.61%
Actual		$ 1,000.00	$ 1,028.20	$ 3.09
HypotheticalA		$ 1,000.00	$ 1,021.95	$ 3.08
Class A	.94%
Actual		$ 1,000.00	$ 1,027.10	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.30	$ 4.75
Class T	1.46%
Actual		$ 1,000.00	$ 1,023.90	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,017.70	$ 7.36
Class B	1.89%
Actual		$ 1,000.00	$ 1,021.70	$ 9.55
HypotheticalA		$ 1,000.00	$ 1,015.55	$ 9.52
Class C	1.88%
Actual		$ 1,000.00	$ 1,021.70	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.60	$ 9.47
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,027.20	$ 4.31
HypotheticalA		$ 1,000.00	$ 1,020.75	$ 4.29

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.3	6.1
Chevron Corp.	2.6	2.3
Google, Inc. Class A	2.3	1.0
ARM Holdings PLC	2.1	1.6
Wells Fargo & Co.	2.0	1.9
Exxon Mobil Corp.	1.7	1.4
Wal-Mart Stores, Inc.	1.7	1.1
TJX Companies, Inc.	1.6	1.4
Ross Stores, Inc.	1.5	1.4
Amazon.com, Inc.	1.4	1.1
	22.2
Top Five Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.0	20.6
Consumer Discretionary	19.8	19.1
Energy	11.4	11.7
Health Care	10.1	8.8
Consumer Staples	10.0	10.8
Asset Allocation (% of fund's net assets)
As of September 30, 2012*		As of March 31, 2012**
	Stocks 98.4%		Stocks 99.6%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 1.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	19.9%	** Foreign investments	22.0%

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 19.8%
Auto Components - 0.2%
TRW Automotive Holdings Corp. (a)	120,200	$ 5,253,942
Automobiles - 0.6%
Bajaj Auto Ltd. (a)	250,000	8,647,231
Ford Motor Co.	250,000	2,465,000
PT Astra International Tbk	1,000,000	773,248
Tesla Motors, Inc. (a)(d)	119,400	3,496,032
		15,381,511
Diversified Consumer Services - 0.4%
Anhanguera Educacional Participacoes SA	530,000	8,810,458
Collectors Universe, Inc.	100,000	1,403,000
		10,213,458
Hotels, Restaurants & Leisure - 1.6%
Bravo Brio Restaurant Group, Inc. (a)	113,800	1,655,790
Dunkin' Brands Group, Inc.	100,800	2,942,856
Interval Leisure Group, Inc.	200,000	3,786,000
Jubilant Foodworks Ltd. (a)	220,000	5,707,692
McDonald's Corp.	30,000	2,752,500
Sands China Ltd.	2,200,000	8,213,772
Starbucks Corp.	100,000	5,075,000
The Cheesecake Factory, Inc.	145,000	5,183,750
Tim Hortons, Inc. (Canada)	154,000	8,014,078
		43,331,438
Household Durables - 0.3%
Jarden Corp.	65,000	3,434,600
Toll Brothers, Inc. (a)	103,700	3,445,951
		6,880,551
Internet & Catalog Retail - 1.8%
Amazon.com, Inc. (a)	146,100	37,156,152
Priceline.com, Inc. (a)	9,600	5,939,808
Start Today Co. Ltd. (d)	388,100	5,569,862
		48,665,822
Leisure Equipment & Products - 0.3%
Bauer Performance Sports Ltd. (a)(e)	817,600	8,923,658
Media - 1.9%
Comcast Corp. Class A	200,000	7,154,000
Pandora Media, Inc. (a)	328,000	3,591,600
The Walt Disney Co.	695,200	36,345,056
Time Warner, Inc.	100,000	4,533,000
		51,623,656
Multiline Retail - 2.3%
Dollar General Corp. (a)	216,400	11,153,256
Dollar Tree, Inc. (a)	120,000	5,793,000
Dollarama, Inc.	461,000	29,425,033
Springland International Holdings Ltd.	1,750,000	866,644
Target Corp.	256,000	16,248,320
		63,486,253

	Shares	Value
Specialty Retail - 6.2%
Ascena Retail Group, Inc. (a)	300,000	$ 6,435,000
AutoZone, Inc. (a)	44,700	16,524,249
China ZhengTong Auto Services Holdings Ltd. (a)	504,000	317,842
Destination Maternity Corp.	383,100	7,163,970
Dick's Sporting Goods, Inc.	150,000	7,777,500
Express, Inc. (a)	23,600	349,752
Guess?, Inc.	221,000	5,617,820
Jos. A. Bank Clothiers, Inc. (a)	28,200	1,367,136
Limited Brands, Inc.	213,600	10,521,936
New York & Co., Inc. (a)	1,449,187	5,434,451
PT ACE Hardware Indonesia Tbk	8,999,000	5,783,045
Ross Stores, Inc.	631,070	40,767,122
Sally Beauty Holdings, Inc. (a)	291,000	7,301,190
SuperGroup PLC (a)	218,200	2,105,287
Tilly's, Inc. (a)	460,400	8,439,132
TJX Companies, Inc.	958,900	42,949,131
		168,854,563
Textiles, Apparel & Luxury Goods - 4.2%
Arezzo Industria e Comercio SA	14,000	252,480
Bosideng International Holdings Ltd.	13,500,000	3,795,436
Brunello Cucinelli SpA	110,500	1,909,873
Daphne International Holdings Ltd.	3,000,000	3,010,040
Fifth & Pacific Companies, Inc. (a)	612,800	7,831,584
Gildan Activewear, Inc.	100,000	3,170,583
lululemon athletica, Inc. (a)	105,842	7,825,957
Michael Kors Holdings Ltd.	36,000	1,914,480
NIKE, Inc. Class B	100,000	9,491,000
PVH Corp.	186,400	17,469,408
Ralph Lauren Corp.	82,500	12,476,475
Samsonite International SA	2,307,600	4,428,278
Steven Madden Ltd. (a)	249,903	10,925,759
Vera Bradley, Inc. (a)(d)	223,762	5,336,724
VF Corp.	84,653	13,490,302
Warnaco Group, Inc. (a)	186,900	9,700,110
		113,028,489
TOTAL CONSUMER DISCRETIONARY		535,643,341
CONSUMER STAPLES - 10.0%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	83,846	7,172,913
Anheuser-Busch InBev SA NV:
ADR	65,000	5,584,150
(strip VVPR)	160,000	206
Beam, Inc.	230,000	13,234,200
Diageo PLC	150,000	4,223,724
Dr Pepper Snapple Group, Inc.	352,400	15,692,372
Monster Beverage Corp. (a)	250,200	13,550,832
The Coca-Cola Co.	300,000	11,379,000
		70,837,397
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 3.0%
Drogasil SA	483,666	$ 5,556,582
Fresh Market, Inc. (a)	137,800	8,265,244
PriceSmart, Inc.	107,300	8,124,756
Wal-Mart Stores, Inc.	601,300	44,375,940
Whole Foods Market, Inc.	140,000	13,636,000
		79,958,522
Food Products - 0.8%
Green Mountain Coffee Roasters, Inc. (a)	166,999	3,966,226
Kraft Foods, Inc. Class A	270,000	11,164,500
TreeHouse Foods, Inc. (a)	131,500	6,903,750
		22,034,476
Household Products - 0.8%
Colgate-Palmolive Co.	197,400	21,165,228
Personal Products - 0.6%
Herbalife Ltd.	370,260	17,550,324
Tobacco - 2.2%
Altria Group, Inc.	50,000	1,669,500
British American Tobacco PLC:
(United Kingdom)	200,000	10,276,685
sponsored ADR	60,000	6,158,400
Imperial Tobacco Group PLC	100,000	3,701,122
Lorillard, Inc.	131,100	15,266,595
Philip Morris International, Inc.	257,900	23,195,526
		60,267,828
TOTAL CONSUMER STAPLES		271,813,775
ENERGY - 11.4%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	285,834	12,928,272
Cameron International Corp. (a)	102,000	5,719,140
Halliburton Co.	622,900	20,985,501
Nabors Industries Ltd. (a)	272,800	3,827,384
Rowan Companies PLC (a)	142,900	4,825,733
Schlumberger Ltd.	40,000	2,893,200
Transocean Ltd. (United States)	150,000	6,733,500
Tuscany International Drilling, Inc. (a)(e)	7,000,000	1,637,677
		59,550,407
Oil, Gas & Consumable Fuels - 9.2%
Anadarko Petroleum Corp.	170,500	11,921,360
Apache Corp.	214,100	18,513,227
Bellatrix Exploration Ltd. (a)	915,600	3,716,045
Chevron Corp.	600,900	70,040,904
ConocoPhillips	175,700	10,046,526
Crestwood Midstream Partners LP	100,000	2,380,000
Crown Point Energy, Inc. (e)	419,300	168,471
Enbridge Energy Partners LP	150,000	4,416,000
Enterprise Products Partners LP	113,200	6,067,520
EPL Oil & Gas, Inc. (a)	801,100	16,254,319

	Shares	Value
Exxon Mobil Corp.	498,000	$ 45,542,100
Hess Corp.	95,300	5,119,516
HollyFrontier Corp.	336,770	13,898,498
Marathon Petroleum Corp.	86,900	4,743,871
Noble Energy, Inc.	38,100	3,532,251
Occidental Petroleum Corp.	126,800	10,912,408
Phillips 66	137,850	6,392,105
The Williams Companies, Inc.	415,558	14,532,063
		248,197,184
TOTAL ENERGY		307,747,591
FINANCIALS - 9.9%
Capital Markets - 1.3%
Invesco Ltd.	423,300	10,578,267
Morgan Stanley	800,000	13,392,000
State Street Corp.	285,000	11,958,600
		35,928,867
Commercial Banks - 3.2%
BSB Bancorp, Inc.	100,000	1,290,000
CIT Group, Inc. (a)	100,000	3,939,000
HDFC Bank Ltd.	573,925	6,816,615
HDFC Bank Ltd. sponsored ADR	100,000	3,758,000
Huntington Bancshares, Inc.	797,600	5,503,440
Regions Financial Corp.	700,000	5,047,000
SunTrust Banks, Inc.	200,000	5,654,000
Wells Fargo & Co.	1,572,650	54,303,605
		86,311,660
Consumer Finance - 1.5%
Capital One Financial Corp.	272,100	15,512,421
Discover Financial Services	605,400	24,052,542
		39,564,963
Diversified Financial Services - 1.7%
Citigroup, Inc.	777,900	25,452,888
JPMorgan Chase & Co.	497,800	20,150,944
		45,603,832
Insurance - 1.1%
ACE Ltd.	40,000	3,024,000
Berkshire Hathaway, Inc. Class A (a)	66	8,758,200
Intact Financial Corp. (a)(e)	120,000	7,299,359
Lincoln National Corp.	303,400	7,339,246
Platinum Underwriters Holdings Ltd.	98,167	4,012,085
		30,432,890
Real Estate Investment Trusts - 0.5%
American Residential Properties, Inc. (e)	150,000	2,962,500
Dundee (REIT) (a)(e)	500,000	5,594,548
Simon Property Group, Inc.	42,200	6,406,382
		14,963,430
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.5%
DLF Ltd. (a)	1,580,000	$ 6,965,319
Iguatemi Empresa de Shopping Centers SA	295,000	7,539,253
		14,504,572
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd. (a)	105,000	1,536,798
TOTAL FINANCIALS		268,847,012
HEALTH CARE - 10.1%
Biotechnology - 2.9%
ADVENTRX Pharmaceuticals, Inc. (a)(d)	2,334,324	1,681,180
ADVENTRX Pharmaceuticals, Inc. warrants 11/16/16 (a)	667,162	53,689
Alexion Pharmaceuticals, Inc. (a)	145,112	16,600,813
Amgen, Inc.	321,315	27,093,281
AVEO Pharmaceuticals, Inc. (a)	405,900	4,225,419
Clovis Oncology, Inc.	28,400	580,780
Dynavax Technologies Corp. (a)	2,844,511	13,539,872
ImmunoGen, Inc. (a)	124,623	1,819,496
Merrimack Pharmaceuticals, Inc.	611,538	5,736,226
NPS Pharmaceuticals, Inc. (a)	28,900	267,325
Theravance, Inc. (a)	125,000	3,238,750
ZIOPHARM Oncology, Inc. (a)(d)	472,200	2,573,490
		77,410,321
Health Care Equipment & Supplies - 0.6%
Boston Scientific Corp. (a)	819,800	4,705,652
Insulet Corp. (a)	100,000	2,158,000
Sirona Dental Systems, Inc. (a)	180,000	10,252,800
		17,116,452
Health Care Providers & Services - 2.2%
Accretive Health, Inc. (a)	50,000	558,000
Express Scripts Holding Co. (a)	70,000	4,386,900
Hanger, Inc. (a)	531,338	15,159,073
Humana, Inc.	100,000	7,015,000
MEDNAX, Inc. (a)	40,000	2,978,000
Qualicorp SA (a)	425,000	4,150,943
UnitedHealth Group, Inc.	230,000	12,744,300
WellPoint, Inc.	220,000	12,762,200
		59,754,416
Health Care Technology - 0.0%
athenahealth, Inc. (a)	11,800	1,082,886
Pharmaceuticals - 4.4%
Abbott Laboratories	197,900	13,568,024
Allergan, Inc.	122,400	11,209,392
Eli Lilly & Co.	200,000	9,482,000
GlaxoSmithKline PLC sponsored ADR	205,000	9,479,200
Johnson & Johnson	190,000	13,092,900

	Shares	Value
Meda AB (A Shares)	500,000	$ 5,058,001
Merck & Co., Inc.	800,000	36,080,000
PT Kalbe Farma Tbk	11,000,000	5,402,288
Shire PLC	400,000	11,799,508
ViroPharma, Inc. (a)	100,000	3,022,000
		118,193,313
TOTAL HEALTH CARE		273,557,388
INDUSTRIALS - 8.5%
Aerospace & Defense - 2.8%
Esterline Technologies Corp. (a)	118,083	6,629,180
Honeywell International, Inc.	449,367	26,849,678
Precision Castparts Corp.	16,000	2,613,440
Textron, Inc.	365,200	9,557,284
TransDigm Group, Inc. (a)	10,000	1,418,700
Ultra Electronics Holdings PLC	120,000	2,988,026
United Technologies Corp.	346,500	27,127,485
		77,183,793
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	180,800	12,939,856
Building Products - 0.3%
Fortune Brands Home & Security, Inc. (a)	285,000	7,697,850
Commercial Services & Supplies - 0.3%
United Stationers, Inc.	361,400	9,403,628
Construction & Engineering - 0.8%
EMCOR Group, Inc.	308,400	8,801,736
Foster Wheeler AG (a)	330,000	7,906,800
Jacobs Engineering Group, Inc. (a)	98,600	3,986,398
		20,694,934
Electrical Equipment - 0.1%
GrafTech International Ltd. (a)	103,600	931,364
Regal-Beloit Corp.	28,000	1,973,440
		2,904,804
Industrial Conglomerates - 0.7%
Danaher Corp.	21,900	1,207,785
General Electric Co.	600,000	13,626,000
Max India Ltd. (a)	800,000	3,391,419
		18,225,204
Machinery - 0.7%
Caterpillar, Inc.	30,000	2,581,200
Cummins, Inc.	14,100	1,300,161
Pall Corp.	184,000	11,682,160
Westport Innovations, Inc. (a)(d)	100,000	2,784,000
		18,347,521
Marine - 0.0%
Kirby Corp. (a)	25,000	1,382,000
Professional Services - 0.3%
Nielsen Holdings B.V. (a)	276,400	8,286,472
Road & Rail - 1.9%
CSX Corp.	590,000	12,242,500
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Norfolk Southern Corp.	205,000	$ 13,044,150
Union Pacific Corp.	213,500	25,342,450
		50,629,100
Trading Companies & Distributors - 0.1%
Superior Plus Corp. (d)	350,000	3,239,752
TOTAL INDUSTRIALS		230,934,914
INFORMATION TECHNOLOGY - 21.0%
Communications Equipment - 0.4%
Motorola Solutions, Inc.	229,000	11,575,950
Computers & Peripherals - 5.6%
Apple, Inc.	215,200	143,594,351
EMC Corp. (a)	300,000	8,181,000
		151,775,351
Electronic Equipment & Components - 0.4%
Jabil Circuit, Inc.	175,700	3,289,104
SYNNEX Corp. (a)	212,900	6,936,282
		10,225,386
Internet Software & Services - 3.9%
Angie's List, Inc. (d)	483,900	5,119,662
Blinkx PLC (a)(d)	4,266,981	3,961,934
Cornerstone OnDemand, Inc. (a)	172,402	5,285,845
Demandware, Inc.	7,400	234,950
Facebook, Inc. Class A	130,000	2,814,500
Google, Inc. Class A (a)	82,000	61,869,000
Mail.ru Group Ltd. GDR (e)	241,200	8,053,668
Open Text Corp. (a)(d)	147,500	8,133,430
Rackspace Hosting, Inc. (a)	148,800	9,834,192
Velti PLC (a)(d)	248,800	2,082,456
		107,389,637
IT Services - 3.9%
Accenture PLC Class A	260,000	18,207,800
Cardtronics, Inc. (a)	219,100	6,524,798
Cognizant Technology Solutions Corp. Class A (a)	200,500	14,018,960
IBM Corp.	59,400	12,322,530
MasterCard, Inc. Class A	46,900	21,174,412
Vantiv, Inc.	248,700	5,359,485
Visa, Inc. Class A	202,500	27,191,700
		104,799,685
Semiconductors & Semiconductor Equipment - 3.4%
Alpha & Omega Semiconductor Ltd. (a)	200,000	1,722,000
ARM Holdings PLC	1,803,500	16,833,248
ARM Holdings PLC sponsored ADR	1,442,900	40,372,342
Cymer, Inc. (a)	60,000	3,063,600
NVIDIA Corp. (a)	505,458	6,742,810
Samsung Electronics Co. Ltd.	8,000	9,668,932

	Shares	Value
STMicroelectronics NV (NY Shares) unit (d)	1,000,000	$ 5,400,000
Texas Instruments, Inc.	350,000	9,642,500
		93,445,432
Software - 3.4%
Citrix Systems, Inc. (a)	143,600	10,995,452
MICROS Systems, Inc. (a)	280,400	13,773,248
Oracle Corp.	990,500	31,190,845
QLIK Technologies, Inc. (a)	300,000	6,723,000
salesforce.com, Inc. (a)	90,100	13,757,369
Solera Holdings, Inc.	296,900	13,025,003
VMware, Inc. Class A (a)	20,000	1,934,800
		91,399,717
TOTAL INFORMATION TECHNOLOGY		570,611,158
MATERIALS - 6.8%
Chemicals - 1.5%
Albemarle Corp.	21,700	1,143,156
Ashland, Inc.	105,900	7,582,440
Monsanto Co.	189,000	17,202,780
Rockwood Holdings, Inc.	100,000	4,660,000
Sigma Aldrich Corp.	35,000	2,518,950
The Mosaic Co.	120,000	6,913,200
		40,020,526
Metals & Mining - 5.3%
Agnico-Eagle Mines Ltd. (Canada) (d)	561,000	29,102,838
Alamos Gold, Inc.	420,000	8,164,175
Allied Nevada Gold Corp. (a)	120,000	4,687,200
Carpenter Technology Corp.	160,300	8,386,896
Detour Gold Corp. (a)(e)	175,000	4,882,769
Eldorado Gold Corp.	520,000	7,928,797
Franco-Nevada Corp.	201,000	11,848,184
Goldcorp, Inc.	605,700	27,811,309
Newcrest Mining Ltd.	555,091	16,778,692
Newmont Mining Corp.	158,300	8,866,383
Royal Gold, Inc.	36,800	3,674,848
Sabina Gold & Silver Corp. (a)	2,130,000	7,106,500
Silver Wheaton Corp.	135,425	5,383,388
		144,621,979
TOTAL MATERIALS		184,642,505
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	120,900	4,557,930
Wireless Telecommunication Services - 0.1%
SBA Communications Corp. Class A (a)	55,600	3,497,240
TOTAL TELECOMMUNICATION SERVICES		8,055,170
Common Stocks - continued
	Shares	Value
UTILITIES - 0.6%
Electric Utilities - 0.1%
Duke Energy Corp.	53,333	$ 3,455,978
Gas Utilities - 0.2%
ONEOK, Inc.	100,000	4,831,000
Multi-Utilities - 0.3%
Sempra Energy	100,000	6,449,000
TOTAL UTILITIES		14,735,978
TOTAL COMMON STOCKS (Cost $2,256,461,394)		2,666,588,832
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.17% (b)	34,537,700	34,537,700
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	28,782,746	28,782,746
TOTAL MONEY MARKET FUNDS (Cost $63,320,446)		63,320,446
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $2,319,781,840)		2,729,909,278
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(18,194,850)
NET ASSETS - 100%		$ 2,711,714,428
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $39,522,650 or 1.5% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,756
Fidelity Securities Lending Cash Central Fund	3,017,481
Total	$ 3,059,237
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Tilly's, Inc.	$ -	$ 8,173,896	$ 850,505	$ -	$ -
Total	$ -	$ 8,173,896	$ 850,505	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 535,643,341	$ 535,643,341	$ -	$ -
Consumer Staples	271,813,775	250,140,453	21,673,322	-
Energy	307,747,591	307,747,591	-	-
Financials	268,847,012	262,030,397	6,816,615	-
Health Care	273,557,388	261,704,191	11,853,197	-
Industrials	230,934,914	230,934,914	-	-
Information Technology	570,611,158	553,777,910	16,833,248	-
Materials	184,642,505	184,642,505	-	-
Telecommunication Services	8,055,170	8,055,170	-	-
Utilities	14,735,978	14,735,978	-	-
Money Market Funds	63,320,446	63,320,446	-	-
Total Investments in Securities:	$ 2,729,909,278	$ 2,672,732,896	$ 57,176,382	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ -
Level 2 to Level 1	$ 66,302,574
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	80.1%
Canada	6.8%
United Kingdom	3.8%
India	1.3%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	6.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $27,743,469) - See accompanying schedule: Unaffiliated issuers (cost $2,256,461,394)	$ 2,666,588,832
Fidelity Central Funds (cost $63,320,446)	63,320,446
Total Investments (cost $2,319,781,840)		$ 2,729,909,278
Foreign currency held at value (cost $828)		894
Receivable for investments sold		97,368,045
Receivable for fund shares sold		180,908
Dividends receivable		2,178,228
Distributions receivable from Fidelity Central Funds		165,932
Other receivables		568,424
Total assets		2,830,371,709

Liabilities
Payable for investments purchased	$ 86,916,468
Payable for fund shares redeemed	1,187,214
Accrued management fee	1,267,372
Distribution and service plan fees payable	69,985
Other affiliated payables	145,394
Other payables and accrued expenses	288,102
Collateral on securities loaned, at value	28,782,746
Total liabilities		118,657,281

Net Assets		$ 2,711,714,428
Net Assets consist of:
Paid in capital		$ 2,764,007,771
Undistributed net investment income		20,421,367
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(482,632,324)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		409,917,614
Net Assets		$ 2,711,714,428

Statement of Assets and Liabilities - continued

September 30, 2012

Class O: Net Asset Value, offering price and redemption price per share ($2,382,741,288 ÷ 197,842,690 shares)	$ 12.04

Class A: Net Asset Value and redemption price per share ($325,966,651 ÷ 27,773,048 shares)	$ 11.74

Maximum offering price per share (100/94.25 of $11.74)	$ 12.46
Class T: Net Asset Value and redemption price per share ($1,007,419 ÷ 87,255 shares)	$ 11.55

Maximum offering price per share (100/96.50 of $11.55)	$ 11.97
Class B: Net Asset Value and offering price per share ($234,593 ÷ 20,740 shares)A	$ 11.31

Class C: Net Asset Value and offering price per share ($1,379,621 ÷ 122,278 shares)A	$ 11.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($384,856 ÷ 31,843 shares)	$ 12.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 40,404,772
Interest		3,527
Income from Fidelity Central Funds (including $3,017,481 from security lending)		3,059,237
Total income		43,467,536

Expenses
Management fee	$ 14,704,496
Transfer agent fees	398,205
Distribution and service plan fees	798,852
Accounting and security lending fees	790,092
Custodian fees and expenses	111,054
Independent trustees' compensation	17,872
Appreciation in deferred trustee compensation account	113
Registration fees	74,571
Audit	76,880
Legal	18,809
Interest	1,909
Miscellaneous	28,314
Total expenses before reductions	17,021,167
Expense reductions	(93,148)	16,928,019
Net investment income (loss)		26,539,517
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	118,901,737
Other affiliated issuers	54,979
Foreign currency transactions	(244,056)
Total net realized gain (loss)		118,712,660
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $120,557)	446,152,639
Assets and liabilities in foreign currencies	9,142
Total change in net unrealized appreciation (depreciation)		446,161,781
Net gain (loss)		564,874,441
Net increase (decrease) in net assets resulting from operations		$ 591,413,958

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,539,517	$ 12,889,146
Net realized gain (loss)	118,712,660	474,496,398
Change in net unrealized appreciation (depreciation)	446,161,781	(369,217,801)
Net increase (decrease) in net assets resulting from operations	591,413,958	118,167,743
Distributions to shareholders from net investment income	(14,797,589)	(13,403,529)
Distributions to shareholders from net realized gain	(1,987,900)	(1,434,540)
Total distributions	(16,785,489)	(14,838,069)
Share transactions - net increase (decrease)	(299,875,605)	(493,501,394)
Total increase (decrease) in net assets	274,752,864	(390,171,720)

Net Assets
Beginning of period	2,436,961,564	2,827,133,284
End of period (including undistributed net investment income of $20,421,367 and undistributed net investment income of $8,916,210, respectively)	$ 2,711,714,428	$ 2,436,961,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.67	$ 9.50	$ 8.61	$ 9.57	$ 14.37
Income from Investment Operations
Net investment income (loss) C	.12	.05	.04	.09	.08
Net realized and unrealized gain (loss)	2.32	.18	.93	(.95)	(2.86)
Total from investment operations	2.44	.23	.97	(.86)	(2.78)
Distributions from net investment income	(.06)	(.05)	(.07)	(.09)	(.11)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(1.91)
Total distributions	(.07)	(.06)	(.08)	(.10) H	(2.02) G
Net asset value, end of period	$ 12.04	$ 9.67	$ 9.50	$ 8.61	$ 9.57
Total Return A, B	25.38%	2.33%	11.31%	(8.77)%	(22.45)%
Ratios to Average Net Assets D, F
Expenses before reductions	.61%	.61%	.61%	.61%	.59%
Expenses net of fee waivers, if any	.61%	.61%	.61%	.61%	.59%
Expenses net of all reductions	.60%	.59%	.60%	.60%	.58%
Net investment income (loss)	1.05%	.48%	.44%	1.33%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,382,741	$ 2,150,649	$ 2,509,669	$ 3,278,390	$ 3,785,291
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.02 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.42	$ 9.26	$ 8.39	$ 9.32	$ 14.04
Income from Investment Operations
Net investment income (loss) D	.08	.01	.01	.06	.03
Net realized and unrealized gain (loss)	2.28	.17	.90	(.93)	(2.78)
Total from investment operations	2.36	.18	.91	(.87)	(2.75)
Distributions from net investment income	(.03)	(.01)	(.04)	(.05)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(1.91)
Total distributions	(.04)	(.02)	(.04) J	(.06) I	(1.97) H
Net asset value, end of period	$ 11.74	$ 9.42	$ 9.26	$ 8.39	$ 9.32
Total Return A, B, C	25.06%	1.91%	10.94%	(9.18)%	(22.73)%
Ratios to Average Net Assets E, G
Expenses before reductions	.94%	.95%	.98%	1.02%	.99%
Expenses net of fee waivers, if any	.94%	.95%	.98%	1.02%	.99%
Expenses net of all reductions	.94%	.94%	.97%	1.01%	.97%
Net investment income (loss)	.71%	.13%	.07%	.92%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 325,967	$ 284,072	$ 315,290	$ 380,175	$ 379,162
Portfolio turnover rate F	43%	118%	62%	152%	283%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.197 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

J Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 9.15	$ 8.29	$ 9.22	$ 13.91
Income from Investment Operations
Net investment income (loss) C	.02	(.04)	(.04)	.03	(.02)
Net realized and unrealized gain (loss)	2.25	.17	.90	(.93)	(2.76)
Total from investment operations	2.27	.13	.86	(.90)	(2.78)
Distributions from net investment income	-	-	-	(.03)	(.01)
Distributions from net realized gain	-	-	-	(.01)	(1.91)
Total distributions	-	-	-	(.03) H	(1.91) G
Net asset value, end of period	$ 11.55	$ 9.28	$ 9.15	$ 8.29	$ 9.22
Total Return A, B	24.46%	1.42%	10.37%	(9.65)%	(23.06)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.46%	1.45%	1.47%	1.48%	1.42%
Expenses net of fee waivers, if any	1.46%	1.45%	1.47%	1.48%	1.42%
Expenses net of all reductions	1.45%	1.43%	1.46%	1.47%	1.40%
Net investment income (loss)	.20%	(.37)%	(.43)%	.47%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,007	$ 739	$ 760	$ 978	$ 1,013
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.91 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.13	$ 9.05	$ 8.23	$ 9.15	$ 13.83
Income from Investment Operations
Net investment income (loss) C	(.03)	(.09)	(.08)	- H	(.08)
Net realized and unrealized gain (loss)	2.21	.17	.90	(.92)	(2.74)
Total from investment operations	2.18	.08	.82	(.92)	(2.82)
Distributions from net realized gain	-	-	-	-	(1.86) I
Net asset value, end of period	$ 11.31	$ 9.13	$ 9.05	$ 8.23	$ 9.15
Total Return A, B	23.88%	.88%	9.96%	(10.05)%	(23.45)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.91%	1.92%	1.94%	1.90%
Expenses net of fee waivers, if any	1.90%	1.91%	1.92%	1.94%	1.90%
Expenses net of all reductions	1.90%	1.89%	1.91%	1.93%	1.88%
Net investment income (loss)	(.25)%	(.82)%	(.88)%	-% F	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235	$ 296	$ 368	$ 384	$ 399
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.86 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 9.02	$ 8.21	$ 9.16	$ 13.85
Income from Investment Operations
Net investment income (loss) C	(.02)	(.08)	(.07)	- G	(.08)
Net realized and unrealized gain (loss)	2.19	.17	.88	(.92)	(2.73)
Total from investment operations	2.17	.09	.81	(.92)	(2.81)
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	(.01)	(1.88)
Total distributions	-	-	-	(.03) I	(1.88) H
Net asset value, end of period	$ 11.28	$ 9.11	$ 9.02	$ 8.21	$ 9.16
Total Return A, B	23.82%	1.00%	9.87%	(10.00)%	(23.39)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.87%	1.90%	1.93%	1.90%
Expenses net of fee waivers, if any	1.87%	1.87%	1.90%	1.93%	1.90%
Expenses net of all reductions	1.87%	1.85%	1.89%	1.92%	1.89%
Net investment income (loss)	(.22)%	(.79)%	(.85)%	.01%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,380	$ 1,007	$ 904	$ 1,042	$ 522
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.88 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

I Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.71	$ 9.54	$ 8.59	$ 9.55	$ 14.33
Income from Investment Operations
Net investment income (loss) B	.09	.02	.02	.08	.06
Net realized and unrealized gain (loss)	2.34	.18	.93	(.96)	(2.84)
Total from investment operations	2.43	.20	.95	(.88)	(2.78)
Distributions from net investment income	(.04)	(.02)	-	(.07)	(.09)
Distributions from net realized gain	(.01)	(.01)	-	(.01)	(1.91)
Total distributions	(.05)	(.03)	-	(.08) G	(2.00) F
Net asset value, end of period	$ 12.09	$ 9.71	$ 9.54	$ 8.59	$ 9.55
Total Return A	25.10%	2.04%	11.06%	(8.99)%	(22.48)%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.88%	.87%	.81%	.74%
Expenses net of fee waivers, if any	.87%	.88%	.87%	.81%	.74%
Expenses net of all reductions	.86%	.86%	.87%	.79%	.73%
Net investment income (loss)	.79%	.21%	.17%	1.14%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 385	$ 199	$ 144	$ 83	$ 1,720
Portfolio turnover rate D	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of September 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 526,858,652
Gross unrealized depreciation	(130,492,054)
Net unrealized appreciation (depreciation) on securities and other investments	$ 396,366,598

Tax Cost	$ 2,333,542,680

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,509,472
Capital loss carryforward	$ (468,874,101)
Net unrealized appreciation (depreciation)	$ 396,277,331

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (74,826,062)
2018	(394,048,039)
Total capital loss carryforward	$ (468,874,101)

The tax character of distributions paid was as follows:

	September 30, 2012	September 30, 2011
Ordinary Income	$ 16,785,489	$ 14,838,069

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,125,339,642 and $1,415,464,838, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 780,015	$ 13,298
Class T	.25%	.25%	4,296	8
Class B	.75%	.25%	2,776	2,083
Class C	.75%	.25%	11,765	1,539
			$ 798,852	$ 16,928

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,453
Class T	764
Class B*	625
Class C*	155
$ 3,997

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 104,206	.00*
Class A	286,020.09
Class T	3,069.36
Class B	831.30
Class C	3,226.27
Institutional Class	853.27
	$ 398,205

* Amount represents less than .01%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $36,140 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,922,333.33%		$ 1,909

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,508 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $35,448 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $93,148 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2012	2011
From net investment income
Class O	$ 13,990,243	$ 12,938,394
Class A	806,408	464,873
Institutional Class	938	262
Total	$ 14,797,589	$ 13,403,529
From net realized gain
Class O	$ 1,748,781	$ 1,268,450
Class A	238,936	166,030
Institutional Class	183	60
Total	$ 1,987,900	$ 1,434,540

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2012	2011	2012	2011
Class O
Shares sold	10,434,346	17,803,161	$ 114,058,494	$ 192,182,610
Reinvestment of distributions	1,358,755	1,164,568	14,049,563	12,367,592
Shares redeemed	(36,427,298)	(60,629,604)	(402,171,333)	(656,933,276)
Net increase (decrease)	(24,634,197)	(41,661,875)	$ (274,063,276)	$ (452,383,074)
Class A
Shares sold	3,750,361	5,497,025	$ 39,921,997	$ 58,139,464
Reinvestment of distributions	83,408	40,475	842,414	420,128
Shares redeemed	(6,218,363)	(9,432,016)	(66,774,764)	(99,765,111)
Net increase (decrease)	(2,384,594)	(3,894,516)	$ (26,010,353)	$ (41,205,519)
Class T
Shares sold	21,141	35,679	$ 229,057	$ 380,946
Shares redeemed	(13,462)	(39,089)	(143,670)	(398,747)
Net increase (decrease)	7,679	(3,410)	$ 85,387	$ (17,801)
Class B
Shares sold	85	2,780	$ 898	$ 29,824
Shares redeemed	(11,767)	(11,021)	(127,919)	(112,214)
Net increase (decrease)	(11,682)	(8,241)	$ (127,021)	$ (82,390)
Class C
Shares sold	24,280	32,216	$ 259,405	$ 334,681
Shares redeemed	(12,559)	(21,851)	(129,432)	(214,863)
Net increase (decrease)	11,721	10,365	$ 129,973	$ 119,818
Institutional Class
Shares sold	42,525	14,847	$ 464,491	$ 163,346
Reinvestment of distributions	98	29	1,016	312
Shares redeemed	(31,313)	(9,405)	(355,822)	(96,086)
Net increase (decrease)	11,310	5,471	$ 109,685	$ 67,572

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Fidelity Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Class O compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Capital Development Fund -

Class O

Annual Report

September 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class O	25.38%	0.20%	6.98%
$50/month 15-Year Plan A	-40.07%	-3.41%	5.58%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.70% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Capital Development Fund - Class O on September 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Harlan Carere, Portfolio Manager of Fidelity Advisor® Capital Development Fund: For the year, the fund's Class O shares returned 25.38%, considerably lagging the S&P 500. Versus the index, out-of-benchmark exposure to gold-mining stocks within the materials sector significantly detracted. Weak picks in consumer staples, industrials, health care and energy along with a small cash position, also detracted. Shares of Canada-based Agnico-Eagle Mines, the fund's largest relative detractor, declined sharply soon after the period began due to the company's decision to indefinitely suspend operations at its Goldex mine. Other significant detractors included Green Mountain Coffee Roasters, Cayman Islands-based weight-management products supplier Herbalife and U.K.-headquartered ARM Holdings, a designer of chips for smartphones and tablet devices. Conversely, security selection in the consumer discretionary sector and an underweighting in utilities were positives, as was solid stock picking in the hardware/equipment segment of information technology. At the stock level, Apple was the fund's biggest contributor and also its largest holding. The stock particularly benefited from the success of the company's iPhone® smartphone and iPad® tablet device. The share prices of two off-price retailers, Canada's Dollarama and Ross Stores, also produced outsized gains. Most of the stocks I've mentioned were not part of the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Class O	.61%
Actual		$ 1,000.00	$ 1,028.20	$ 3.09
HypotheticalA		$ 1,000.00	$ 1,021.95	$ 3.08
Class A	.94%
Actual		$ 1,000.00	$ 1,027.10	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.30	$ 4.75
Class T	1.46%
Actual		$ 1,000.00	$ 1,023.90	$ 7.39
HypotheticalA		$ 1,000.00	$ 1,017.70	$ 7.36
Class B	1.89%
Actual		$ 1,000.00	$ 1,021.70	$ 9.55
HypotheticalA		$ 1,000.00	$ 1,015.55	$ 9.52
Class C	1.88%
Actual		$ 1,000.00	$ 1,021.70	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.60	$ 9.47
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,027.20	$ 4.31
HypotheticalA		$ 1,000.00	$ 1,020.75	$ 4.29

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.3	6.1
Chevron Corp.	2.6	2.3
Google, Inc. Class A	2.3	1.0
ARM Holdings PLC	2.1	1.6
Wells Fargo & Co.	2.0	1.9
Exxon Mobil Corp.	1.7	1.4
Wal-Mart Stores, Inc.	1.7	1.1
TJX Companies, Inc.	1.6	1.4
Ross Stores, Inc.	1.5	1.4
Amazon.com, Inc.	1.4	1.1
	22.2
Top Five Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.0	20.6
Consumer Discretionary	19.8	19.1
Energy	11.4	11.7
Health Care	10.1	8.8
Consumer Staples	10.0	10.8
Asset Allocation (% of fund's net assets)
As of September 30, 2012*		As of March 31, 2012**
	Stocks 98.4%		Stocks 99.6%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 1.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	19.9%	** Foreign investments	22.0%

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 19.8%
Auto Components - 0.2%
TRW Automotive Holdings Corp. (a)	120,200	$ 5,253,942
Automobiles - 0.6%
Bajaj Auto Ltd. (a)	250,000	8,647,231
Ford Motor Co.	250,000	2,465,000
PT Astra International Tbk	1,000,000	773,248
Tesla Motors, Inc. (a)(d)	119,400	3,496,032
		15,381,511
Diversified Consumer Services - 0.4%
Anhanguera Educacional Participacoes SA	530,000	8,810,458
Collectors Universe, Inc.	100,000	1,403,000
		10,213,458
Hotels, Restaurants & Leisure - 1.6%
Bravo Brio Restaurant Group, Inc. (a)	113,800	1,655,790
Dunkin' Brands Group, Inc.	100,800	2,942,856
Interval Leisure Group, Inc.	200,000	3,786,000
Jubilant Foodworks Ltd. (a)	220,000	5,707,692
McDonald's Corp.	30,000	2,752,500
Sands China Ltd.	2,200,000	8,213,772
Starbucks Corp.	100,000	5,075,000
The Cheesecake Factory, Inc.	145,000	5,183,750
Tim Hortons, Inc. (Canada)	154,000	8,014,078
		43,331,438
Household Durables - 0.3%
Jarden Corp.	65,000	3,434,600
Toll Brothers, Inc. (a)	103,700	3,445,951
		6,880,551
Internet & Catalog Retail - 1.8%
Amazon.com, Inc. (a)	146,100	37,156,152
Priceline.com, Inc. (a)	9,600	5,939,808
Start Today Co. Ltd. (d)	388,100	5,569,862
		48,665,822
Leisure Equipment & Products - 0.3%
Bauer Performance Sports Ltd. (a)(e)	817,600	8,923,658
Media - 1.9%
Comcast Corp. Class A	200,000	7,154,000
Pandora Media, Inc. (a)	328,000	3,591,600
The Walt Disney Co.	695,200	36,345,056
Time Warner, Inc.	100,000	4,533,000
		51,623,656
Multiline Retail - 2.3%
Dollar General Corp. (a)	216,400	11,153,256
Dollar Tree, Inc. (a)	120,000	5,793,000
Dollarama, Inc.	461,000	29,425,033
Springland International Holdings Ltd.	1,750,000	866,644
Target Corp.	256,000	16,248,320
		63,486,253

	Shares	Value
Specialty Retail - 6.2%
Ascena Retail Group, Inc. (a)	300,000	$ 6,435,000
AutoZone, Inc. (a)	44,700	16,524,249
China ZhengTong Auto Services Holdings Ltd. (a)	504,000	317,842
Destination Maternity Corp.	383,100	7,163,970
Dick's Sporting Goods, Inc.	150,000	7,777,500
Express, Inc. (a)	23,600	349,752
Guess?, Inc.	221,000	5,617,820
Jos. A. Bank Clothiers, Inc. (a)	28,200	1,367,136
Limited Brands, Inc.	213,600	10,521,936
New York & Co., Inc. (a)	1,449,187	5,434,451
PT ACE Hardware Indonesia Tbk	8,999,000	5,783,045
Ross Stores, Inc.	631,070	40,767,122
Sally Beauty Holdings, Inc. (a)	291,000	7,301,190
SuperGroup PLC (a)	218,200	2,105,287
Tilly's, Inc. (a)	460,400	8,439,132
TJX Companies, Inc.	958,900	42,949,131
		168,854,563
Textiles, Apparel & Luxury Goods - 4.2%
Arezzo Industria e Comercio SA	14,000	252,480
Bosideng International Holdings Ltd.	13,500,000	3,795,436
Brunello Cucinelli SpA	110,500	1,909,873
Daphne International Holdings Ltd.	3,000,000	3,010,040
Fifth & Pacific Companies, Inc. (a)	612,800	7,831,584
Gildan Activewear, Inc.	100,000	3,170,583
lululemon athletica, Inc. (a)	105,842	7,825,957
Michael Kors Holdings Ltd.	36,000	1,914,480
NIKE, Inc. Class B	100,000	9,491,000
PVH Corp.	186,400	17,469,408
Ralph Lauren Corp.	82,500	12,476,475
Samsonite International SA	2,307,600	4,428,278
Steven Madden Ltd. (a)	249,903	10,925,759
Vera Bradley, Inc. (a)(d)	223,762	5,336,724
VF Corp.	84,653	13,490,302
Warnaco Group, Inc. (a)	186,900	9,700,110
		113,028,489
TOTAL CONSUMER DISCRETIONARY		535,643,341
CONSUMER STAPLES - 10.0%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	83,846	7,172,913
Anheuser-Busch InBev SA NV:
ADR	65,000	5,584,150
(strip VVPR)	160,000	206
Beam, Inc.	230,000	13,234,200
Diageo PLC	150,000	4,223,724
Dr Pepper Snapple Group, Inc.	352,400	15,692,372
Monster Beverage Corp. (a)	250,200	13,550,832
The Coca-Cola Co.	300,000	11,379,000
		70,837,397
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 3.0%
Drogasil SA	483,666	$ 5,556,582
Fresh Market, Inc. (a)	137,800	8,265,244
PriceSmart, Inc.	107,300	8,124,756
Wal-Mart Stores, Inc.	601,300	44,375,940
Whole Foods Market, Inc.	140,000	13,636,000
		79,958,522
Food Products - 0.8%
Green Mountain Coffee Roasters, Inc. (a)	166,999	3,966,226
Kraft Foods, Inc. Class A	270,000	11,164,500
TreeHouse Foods, Inc. (a)	131,500	6,903,750
		22,034,476
Household Products - 0.8%
Colgate-Palmolive Co.	197,400	21,165,228
Personal Products - 0.6%
Herbalife Ltd.	370,260	17,550,324
Tobacco - 2.2%
Altria Group, Inc.	50,000	1,669,500
British American Tobacco PLC:
(United Kingdom)	200,000	10,276,685
sponsored ADR	60,000	6,158,400
Imperial Tobacco Group PLC	100,000	3,701,122
Lorillard, Inc.	131,100	15,266,595
Philip Morris International, Inc.	257,900	23,195,526
		60,267,828
TOTAL CONSUMER STAPLES		271,813,775
ENERGY - 11.4%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	285,834	12,928,272
Cameron International Corp. (a)	102,000	5,719,140
Halliburton Co.	622,900	20,985,501
Nabors Industries Ltd. (a)	272,800	3,827,384
Rowan Companies PLC (a)	142,900	4,825,733
Schlumberger Ltd.	40,000	2,893,200
Transocean Ltd. (United States)	150,000	6,733,500
Tuscany International Drilling, Inc. (a)(e)	7,000,000	1,637,677
		59,550,407
Oil, Gas & Consumable Fuels - 9.2%
Anadarko Petroleum Corp.	170,500	11,921,360
Apache Corp.	214,100	18,513,227
Bellatrix Exploration Ltd. (a)	915,600	3,716,045
Chevron Corp.	600,900	70,040,904
ConocoPhillips	175,700	10,046,526
Crestwood Midstream Partners LP	100,000	2,380,000
Crown Point Energy, Inc. (e)	419,300	168,471
Enbridge Energy Partners LP	150,000	4,416,000
Enterprise Products Partners LP	113,200	6,067,520
EPL Oil & Gas, Inc. (a)	801,100	16,254,319

	Shares	Value
Exxon Mobil Corp.	498,000	$ 45,542,100
Hess Corp.	95,300	5,119,516
HollyFrontier Corp.	336,770	13,898,498
Marathon Petroleum Corp.	86,900	4,743,871
Noble Energy, Inc.	38,100	3,532,251
Occidental Petroleum Corp.	126,800	10,912,408
Phillips 66	137,850	6,392,105
The Williams Companies, Inc.	415,558	14,532,063
		248,197,184
TOTAL ENERGY		307,747,591
FINANCIALS - 9.9%
Capital Markets - 1.3%
Invesco Ltd.	423,300	10,578,267
Morgan Stanley	800,000	13,392,000
State Street Corp.	285,000	11,958,600
		35,928,867
Commercial Banks - 3.2%
BSB Bancorp, Inc.	100,000	1,290,000
CIT Group, Inc. (a)	100,000	3,939,000
HDFC Bank Ltd.	573,925	6,816,615
HDFC Bank Ltd. sponsored ADR	100,000	3,758,000
Huntington Bancshares, Inc.	797,600	5,503,440
Regions Financial Corp.	700,000	5,047,000
SunTrust Banks, Inc.	200,000	5,654,000
Wells Fargo & Co.	1,572,650	54,303,605
		86,311,660
Consumer Finance - 1.5%
Capital One Financial Corp.	272,100	15,512,421
Discover Financial Services	605,400	24,052,542
		39,564,963
Diversified Financial Services - 1.7%
Citigroup, Inc.	777,900	25,452,888
JPMorgan Chase & Co.	497,800	20,150,944
		45,603,832
Insurance - 1.1%
ACE Ltd.	40,000	3,024,000
Berkshire Hathaway, Inc. Class A (a)	66	8,758,200
Intact Financial Corp. (a)(e)	120,000	7,299,359
Lincoln National Corp.	303,400	7,339,246
Platinum Underwriters Holdings Ltd.	98,167	4,012,085
		30,432,890
Real Estate Investment Trusts - 0.5%
American Residential Properties, Inc. (e)	150,000	2,962,500
Dundee (REIT) (a)(e)	500,000	5,594,548
Simon Property Group, Inc.	42,200	6,406,382
		14,963,430
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.5%
DLF Ltd. (a)	1,580,000	$ 6,965,319
Iguatemi Empresa de Shopping Centers SA	295,000	7,539,253
		14,504,572
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd. (a)	105,000	1,536,798
TOTAL FINANCIALS		268,847,012
HEALTH CARE - 10.1%
Biotechnology - 2.9%
ADVENTRX Pharmaceuticals, Inc. (a)(d)	2,334,324	1,681,180
ADVENTRX Pharmaceuticals, Inc. warrants 11/16/16 (a)	667,162	53,689
Alexion Pharmaceuticals, Inc. (a)	145,112	16,600,813
Amgen, Inc.	321,315	27,093,281
AVEO Pharmaceuticals, Inc. (a)	405,900	4,225,419
Clovis Oncology, Inc.	28,400	580,780
Dynavax Technologies Corp. (a)	2,844,511	13,539,872
ImmunoGen, Inc. (a)	124,623	1,819,496
Merrimack Pharmaceuticals, Inc.	611,538	5,736,226
NPS Pharmaceuticals, Inc. (a)	28,900	267,325
Theravance, Inc. (a)	125,000	3,238,750
ZIOPHARM Oncology, Inc. (a)(d)	472,200	2,573,490
		77,410,321
Health Care Equipment & Supplies - 0.6%
Boston Scientific Corp. (a)	819,800	4,705,652
Insulet Corp. (a)	100,000	2,158,000
Sirona Dental Systems, Inc. (a)	180,000	10,252,800
		17,116,452
Health Care Providers & Services - 2.2%
Accretive Health, Inc. (a)	50,000	558,000
Express Scripts Holding Co. (a)	70,000	4,386,900
Hanger, Inc. (a)	531,338	15,159,073
Humana, Inc.	100,000	7,015,000
MEDNAX, Inc. (a)	40,000	2,978,000
Qualicorp SA (a)	425,000	4,150,943
UnitedHealth Group, Inc.	230,000	12,744,300
WellPoint, Inc.	220,000	12,762,200
		59,754,416
Health Care Technology - 0.0%
athenahealth, Inc. (a)	11,800	1,082,886
Pharmaceuticals - 4.4%
Abbott Laboratories	197,900	13,568,024
Allergan, Inc.	122,400	11,209,392
Eli Lilly & Co.	200,000	9,482,000
GlaxoSmithKline PLC sponsored ADR	205,000	9,479,200
Johnson & Johnson	190,000	13,092,900

	Shares	Value
Meda AB (A Shares)	500,000	$ 5,058,001
Merck & Co., Inc.	800,000	36,080,000
PT Kalbe Farma Tbk	11,000,000	5,402,288
Shire PLC	400,000	11,799,508
ViroPharma, Inc. (a)	100,000	3,022,000
		118,193,313
TOTAL HEALTH CARE		273,557,388
INDUSTRIALS - 8.5%
Aerospace & Defense - 2.8%
Esterline Technologies Corp. (a)	118,083	6,629,180
Honeywell International, Inc.	449,367	26,849,678
Precision Castparts Corp.	16,000	2,613,440
Textron, Inc.	365,200	9,557,284
TransDigm Group, Inc. (a)	10,000	1,418,700
Ultra Electronics Holdings PLC	120,000	2,988,026
United Technologies Corp.	346,500	27,127,485
		77,183,793
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	180,800	12,939,856
Building Products - 0.3%
Fortune Brands Home & Security, Inc. (a)	285,000	7,697,850
Commercial Services & Supplies - 0.3%
United Stationers, Inc.	361,400	9,403,628
Construction & Engineering - 0.8%
EMCOR Group, Inc.	308,400	8,801,736
Foster Wheeler AG (a)	330,000	7,906,800
Jacobs Engineering Group, Inc. (a)	98,600	3,986,398
		20,694,934
Electrical Equipment - 0.1%
GrafTech International Ltd. (a)	103,600	931,364
Regal-Beloit Corp.	28,000	1,973,440
		2,904,804
Industrial Conglomerates - 0.7%
Danaher Corp.	21,900	1,207,785
General Electric Co.	600,000	13,626,000
Max India Ltd. (a)	800,000	3,391,419
		18,225,204
Machinery - 0.7%
Caterpillar, Inc.	30,000	2,581,200
Cummins, Inc.	14,100	1,300,161
Pall Corp.	184,000	11,682,160
Westport Innovations, Inc. (a)(d)	100,000	2,784,000
		18,347,521
Marine - 0.0%
Kirby Corp. (a)	25,000	1,382,000
Professional Services - 0.3%
Nielsen Holdings B.V. (a)	276,400	8,286,472
Road & Rail - 1.9%
CSX Corp.	590,000	12,242,500
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Norfolk Southern Corp.	205,000	$ 13,044,150
Union Pacific Corp.	213,500	25,342,450
		50,629,100
Trading Companies & Distributors - 0.1%
Superior Plus Corp. (d)	350,000	3,239,752
TOTAL INDUSTRIALS		230,934,914
INFORMATION TECHNOLOGY - 21.0%
Communications Equipment - 0.4%
Motorola Solutions, Inc.	229,000	11,575,950
Computers & Peripherals - 5.6%
Apple, Inc.	215,200	143,594,351
EMC Corp. (a)	300,000	8,181,000
		151,775,351
Electronic Equipment & Components - 0.4%
Jabil Circuit, Inc.	175,700	3,289,104
SYNNEX Corp. (a)	212,900	6,936,282
		10,225,386
Internet Software & Services - 3.9%
Angie's List, Inc. (d)	483,900	5,119,662
Blinkx PLC (a)(d)	4,266,981	3,961,934
Cornerstone OnDemand, Inc. (a)	172,402	5,285,845
Demandware, Inc.	7,400	234,950
Facebook, Inc. Class A	130,000	2,814,500
Google, Inc. Class A (a)	82,000	61,869,000
Mail.ru Group Ltd. GDR (e)	241,200	8,053,668
Open Text Corp. (a)(d)	147,500	8,133,430
Rackspace Hosting, Inc. (a)	148,800	9,834,192
Velti PLC (a)(d)	248,800	2,082,456
		107,389,637
IT Services - 3.9%
Accenture PLC Class A	260,000	18,207,800
Cardtronics, Inc. (a)	219,100	6,524,798
Cognizant Technology Solutions Corp. Class A (a)	200,500	14,018,960
IBM Corp.	59,400	12,322,530
MasterCard, Inc. Class A	46,900	21,174,412
Vantiv, Inc.	248,700	5,359,485
Visa, Inc. Class A	202,500	27,191,700
		104,799,685
Semiconductors & Semiconductor Equipment - 3.4%
Alpha & Omega Semiconductor Ltd. (a)	200,000	1,722,000
ARM Holdings PLC	1,803,500	16,833,248
ARM Holdings PLC sponsored ADR	1,442,900	40,372,342
Cymer, Inc. (a)	60,000	3,063,600
NVIDIA Corp. (a)	505,458	6,742,810
Samsung Electronics Co. Ltd.	8,000	9,668,932

	Shares	Value
STMicroelectronics NV (NY Shares) unit (d)	1,000,000	$ 5,400,000
Texas Instruments, Inc.	350,000	9,642,500
		93,445,432
Software - 3.4%
Citrix Systems, Inc. (a)	143,600	10,995,452
MICROS Systems, Inc. (a)	280,400	13,773,248
Oracle Corp.	990,500	31,190,845
QLIK Technologies, Inc. (a)	300,000	6,723,000
salesforce.com, Inc. (a)	90,100	13,757,369
Solera Holdings, Inc.	296,900	13,025,003
VMware, Inc. Class A (a)	20,000	1,934,800
		91,399,717
TOTAL INFORMATION TECHNOLOGY		570,611,158
MATERIALS - 6.8%
Chemicals - 1.5%
Albemarle Corp.	21,700	1,143,156
Ashland, Inc.	105,900	7,582,440
Monsanto Co.	189,000	17,202,780
Rockwood Holdings, Inc.	100,000	4,660,000
Sigma Aldrich Corp.	35,000	2,518,950
The Mosaic Co.	120,000	6,913,200
		40,020,526
Metals & Mining - 5.3%
Agnico-Eagle Mines Ltd. (Canada) (d)	561,000	29,102,838
Alamos Gold, Inc.	420,000	8,164,175
Allied Nevada Gold Corp. (a)	120,000	4,687,200
Carpenter Technology Corp.	160,300	8,386,896
Detour Gold Corp. (a)(e)	175,000	4,882,769
Eldorado Gold Corp.	520,000	7,928,797
Franco-Nevada Corp.	201,000	11,848,184
Goldcorp, Inc.	605,700	27,811,309
Newcrest Mining Ltd.	555,091	16,778,692
Newmont Mining Corp.	158,300	8,866,383
Royal Gold, Inc.	36,800	3,674,848
Sabina Gold & Silver Corp. (a)	2,130,000	7,106,500
Silver Wheaton Corp.	135,425	5,383,388
		144,621,979
TOTAL MATERIALS		184,642,505
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	120,900	4,557,930
Wireless Telecommunication Services - 0.1%
SBA Communications Corp. Class A (a)	55,600	3,497,240
TOTAL TELECOMMUNICATION SERVICES		8,055,170
Common Stocks - continued
	Shares	Value
UTILITIES - 0.6%
Electric Utilities - 0.1%
Duke Energy Corp.	53,333	$ 3,455,978
Gas Utilities - 0.2%
ONEOK, Inc.	100,000	4,831,000
Multi-Utilities - 0.3%
Sempra Energy	100,000	6,449,000
TOTAL UTILITIES		14,735,978
TOTAL COMMON STOCKS (Cost $2,256,461,394)		2,666,588,832
Money Market Funds - 2.3%

Fidelity Cash Central Fund, 0.17% (b)	34,537,700	34,537,700
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	28,782,746	28,782,746
TOTAL MONEY MARKET FUNDS (Cost $63,320,446)		63,320,446
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $2,319,781,840)		2,729,909,278
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(18,194,850)
NET ASSETS - 100%		$ 2,711,714,428
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $39,522,650 or 1.5% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,756
Fidelity Securities Lending Cash Central Fund	3,017,481
Total	$ 3,059,237
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Tilly's, Inc.	$ -	$ 8,173,896	$ 850,505	$ -	$ -
Total	$ -	$ 8,173,896	$ 850,505	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 535,643,341	$ 535,643,341	$ -	$ -
Consumer Staples	271,813,775	250,140,453	21,673,322	-
Energy	307,747,591	307,747,591	-	-
Financials	268,847,012	262,030,397	6,816,615	-
Health Care	273,557,388	261,704,191	11,853,197	-
Industrials	230,934,914	230,934,914	-	-
Information Technology	570,611,158	553,777,910	16,833,248	-
Materials	184,642,505	184,642,505	-	-
Telecommunication Services	8,055,170	8,055,170	-	-
Utilities	14,735,978	14,735,978	-	-
Money Market Funds	63,320,446	63,320,446	-	-
Total Investments in Securities:	$ 2,729,909,278	$ 2,672,732,896	$ 57,176,382	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ -
Level 2 to Level 1	$ 66,302,574
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	80.1%
Canada	6.8%
United Kingdom	3.8%
India	1.3%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	6.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $27,743,469) - See accompanying schedule: Unaffiliated issuers (cost $2,256,461,394)	$ 2,666,588,832
Fidelity Central Funds (cost $63,320,446)	63,320,446
Total Investments (cost $2,319,781,840)		$ 2,729,909,278
Foreign currency held at value (cost $828)		894
Receivable for investments sold		97,368,045
Receivable for fund shares sold		180,908
Dividends receivable		2,178,228
Distributions receivable from Fidelity Central Funds		165,932
Other receivables		568,424
Total assets		2,830,371,709

Liabilities
Payable for investments purchased	$ 86,916,468
Payable for fund shares redeemed	1,187,214
Accrued management fee	1,267,372
Distribution and service plan fees payable	69,985
Other affiliated payables	145,394
Other payables and accrued expenses	288,102
Collateral on securities loaned, at value	28,782,746
Total liabilities		118,657,281

Net Assets		$ 2,711,714,428
Net Assets consist of:
Paid in capital		$ 2,764,007,771
Undistributed net investment income		20,421,367
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(482,632,324)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		409,917,614
Net Assets		$ 2,711,714,428

Statement of Assets and Liabilities - continued

September 30, 2012

Class O: Net Asset Value, offering price and redemption price per share ($2,382,741,288 ÷ 197,842,690 shares)	$ 12.04

Class A: Net Asset Value and redemption price per share ($325,966,651 ÷ 27,773,048 shares)	$ 11.74

Maximum offering price per share (100/94.25 of $11.74)	$ 12.46
Class T: Net Asset Value and redemption price per share ($1,007,419 ÷ 87,255 shares)	$ 11.55

Maximum offering price per share (100/96.50 of $11.55)	$ 11.97
Class B: Net Asset Value and offering price per share ($234,593 ÷ 20,740 shares)A	$ 11.31

Class C: Net Asset Value and offering price per share ($1,379,621 ÷ 122,278 shares)A	$ 11.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($384,856 ÷ 31,843 shares)	$ 12.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 40,404,772
Interest		3,527
Income from Fidelity Central Funds (including $3,017,481 from security lending)		3,059,237
Total income		43,467,536

Expenses
Management fee	$ 14,704,496
Transfer agent fees	398,205
Distribution and service plan fees	798,852
Accounting and security lending fees	790,092
Custodian fees and expenses	111,054
Independent trustees' compensation	17,872
Appreciation in deferred trustee compensation account	113
Registration fees	74,571
Audit	76,880
Legal	18,809
Interest	1,909
Miscellaneous	28,314
Total expenses before reductions	17,021,167
Expense reductions	(93,148)	16,928,019
Net investment income (loss)		26,539,517
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	118,901,737
Other affiliated issuers	54,979
Foreign currency transactions	(244,056)
Total net realized gain (loss)		118,712,660
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $120,557)	446,152,639
Assets and liabilities in foreign currencies	9,142
Total change in net unrealized appreciation (depreciation)		446,161,781
Net gain (loss)		564,874,441
Net increase (decrease) in net assets resulting from operations		$ 591,413,958

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,539,517	$ 12,889,146
Net realized gain (loss)	118,712,660	474,496,398
Change in net unrealized appreciation (depreciation)	446,161,781	(369,217,801)
Net increase (decrease) in net assets resulting from operations	591,413,958	118,167,743
Distributions to shareholders from net investment income	(14,797,589)	(13,403,529)
Distributions to shareholders from net realized gain	(1,987,900)	(1,434,540)
Total distributions	(16,785,489)	(14,838,069)
Share transactions - net increase (decrease)	(299,875,605)	(493,501,394)
Total increase (decrease) in net assets	274,752,864	(390,171,720)

Net Assets
Beginning of period	2,436,961,564	2,827,133,284
End of period (including undistributed net investment income of $20,421,367 and undistributed net investment income of $8,916,210, respectively)	$ 2,711,714,428	$ 2,436,961,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.67	$ 9.50	$ 8.61	$ 9.57	$ 14.37
Income from Investment Operations
Net investment income (loss) C	.12	.05	.04	.09	.08
Net realized and unrealized gain (loss)	2.32	.18	.93	(.95)	(2.86)
Total from investment operations	2.44	.23	.97	(.86)	(2.78)
Distributions from net investment income	(.06)	(.05)	(.07)	(.09)	(.11)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(1.91)
Total distributions	(.07)	(.06)	(.08)	(.10) H	(2.02) G
Net asset value, end of period	$ 12.04	$ 9.67	$ 9.50	$ 8.61	$ 9.57
Total Return A, B	25.38%	2.33%	11.31%	(8.77)%	(22.45)%
Ratios to Average Net Assets D, F
Expenses before reductions	.61%	.61%	.61%	.61%	.59%
Expenses net of fee waivers, if any	.61%	.61%	.61%	.61%	.59%
Expenses net of all reductions	.60%	.59%	.60%	.60%	.58%
Net investment income (loss)	1.05%	.48%	.44%	1.33%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,382,741	$ 2,150,649	$ 2,509,669	$ 3,278,390	$ 3,785,291
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.02 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.42	$ 9.26	$ 8.39	$ 9.32	$ 14.04
Income from Investment Operations
Net investment income (loss) D	.08	.01	.01	.06	.03
Net realized and unrealized gain (loss)	2.28	.17	.90	(.93)	(2.78)
Total from investment operations	2.36	.18	.91	(.87)	(2.75)
Distributions from net investment income	(.03)	(.01)	(.04)	(.05)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(1.91)
Total distributions	(.04)	(.02)	(.04) J	(.06) I	(1.97) H
Net asset value, end of period	$ 11.74	$ 9.42	$ 9.26	$ 8.39	$ 9.32
Total Return A, B, C	25.06%	1.91%	10.94%	(9.18)%	(22.73)%
Ratios to Average Net Assets E, G
Expenses before reductions	.94%	.95%	.98%	1.02%	.99%
Expenses net of fee waivers, if any	.94%	.95%	.98%	1.02%	.99%
Expenses net of all reductions	.94%	.94%	.97%	1.01%	.97%
Net investment income (loss)	.71%	.13%	.07%	.92%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 325,967	$ 284,072	$ 315,290	$ 380,175	$ 379,162
Portfolio turnover rate F	43%	118%	62%	152%	283%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.197 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

J Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 9.15	$ 8.29	$ 9.22	$ 13.91
Income from Investment Operations
Net investment income (loss) C	.02	(.04)	(.04)	.03	(.02)
Net realized and unrealized gain (loss)	2.25	.17	.90	(.93)	(2.76)
Total from investment operations	2.27	.13	.86	(.90)	(2.78)
Distributions from net investment income	-	-	-	(.03)	(.01)
Distributions from net realized gain	-	-	-	(.01)	(1.91)
Total distributions	-	-	-	(.03) H	(1.91) G
Net asset value, end of period	$ 11.55	$ 9.28	$ 9.15	$ 8.29	$ 9.22
Total Return A, B	24.46%	1.42%	10.37%	(9.65)%	(23.06)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.46%	1.45%	1.47%	1.48%	1.42%
Expenses net of fee waivers, if any	1.46%	1.45%	1.47%	1.48%	1.42%
Expenses net of all reductions	1.45%	1.43%	1.46%	1.47%	1.40%
Net investment income (loss)	.20%	(.37)%	(.43)%	.47%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,007	$ 739	$ 760	$ 978	$ 1,013
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.91 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.13	$ 9.05	$ 8.23	$ 9.15	$ 13.83
Income from Investment Operations
Net investment income (loss) C	(.03)	(.09)	(.08)	- H	(.08)
Net realized and unrealized gain (loss)	2.21	.17	.90	(.92)	(2.74)
Total from investment operations	2.18	.08	.82	(.92)	(2.82)
Distributions from net realized gain	-	-	-	-	(1.86) I
Net asset value, end of period	$ 11.31	$ 9.13	$ 9.05	$ 8.23	$ 9.15
Total Return A, B	23.88%	.88%	9.96%	(10.05)%	(23.45)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.91%	1.92%	1.94%	1.90%
Expenses net of fee waivers, if any	1.90%	1.91%	1.92%	1.94%	1.90%
Expenses net of all reductions	1.90%	1.89%	1.91%	1.93%	1.88%
Net investment income (loss)	(.25)%	(.82)%	(.88)%	-% F	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235	$ 296	$ 368	$ 384	$ 399
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.86 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 9.02	$ 8.21	$ 9.16	$ 13.85
Income from Investment Operations
Net investment income (loss) C	(.02)	(.08)	(.07)	- G	(.08)
Net realized and unrealized gain (loss)	2.19	.17	.88	(.92)	(2.73)
Total from investment operations	2.17	.09	.81	(.92)	(2.81)
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	(.01)	(1.88)
Total distributions	-	-	-	(.03) I	(1.88) H
Net asset value, end of period	$ 11.28	$ 9.11	$ 9.02	$ 8.21	$ 9.16
Total Return A, B	23.82%	1.00%	9.87%	(10.00)%	(23.39)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.87%	1.90%	1.93%	1.90%
Expenses net of fee waivers, if any	1.87%	1.87%	1.90%	1.93%	1.90%
Expenses net of all reductions	1.87%	1.85%	1.89%	1.92%	1.89%
Net investment income (loss)	(.22)%	(.79)%	(.85)%	.01%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,380	$ 1,007	$ 904	$ 1,042	$ 522
Portfolio turnover rate E	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.88 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

I Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.71	$ 9.54	$ 8.59	$ 9.55	$ 14.33
Income from Investment Operations
Net investment income (loss) B	.09	.02	.02	.08	.06
Net realized and unrealized gain (loss)	2.34	.18	.93	(.96)	(2.84)
Total from investment operations	2.43	.20	.95	(.88)	(2.78)
Distributions from net investment income	(.04)	(.02)	-	(.07)	(.09)
Distributions from net realized gain	(.01)	(.01)	-	(.01)	(1.91)
Total distributions	(.05)	(.03)	-	(.08) G	(2.00) F
Net asset value, end of period	$ 12.09	$ 9.71	$ 9.54	$ 8.59	$ 9.55
Total Return A	25.10%	2.04%	11.06%	(8.99)%	(22.48)%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.88%	.87%	.81%	.74%
Expenses net of fee waivers, if any	.87%	.88%	.87%	.81%	.74%
Expenses net of all reductions	.86%	.86%	.87%	.79%	.73%
Net investment income (loss)	.79%	.21%	.17%	1.14%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 385	$ 199	$ 144	$ 83	$ 1,720
Portfolio turnover rate D	43%	118%	62%	152%	283%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans II:O and Destiny Plans II:N.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of September 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 526,858,652
Gross unrealized depreciation	(130,492,054)
Net unrealized appreciation (depreciation) on securities and other investments	$ 396,366,598

Tax Cost	$ 2,333,542,680

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,509,472
Capital loss carryforward	$ (468,874,101)
Net unrealized appreciation (depreciation)	$ 396,277,331

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (74,826,062)
2018	(394,048,039)
Total capital loss carryforward	$ (468,874,101)

The tax character of distributions paid was as follows:

	September 30, 2012	September 30, 2011
Ordinary Income	$ 16,785,489	$ 14,838,069

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,125,339,642 and $1,415,464,838, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 780,015	$ 13,298
Class T	.25%	.25%	4,296	8
Class B	.75%	.25%	2,776	2,083
Class C	.75%	.25%	11,765	1,539
			$ 798,852	$ 16,928

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,453
Class T	764
Class B*	625
Class C*	155
$ 3,997

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 104,206	.00*
Class A	286,020.09
Class T	3,069.36
Class B	831.30
Class C	3,226.27
Institutional Class	853.27
	$ 398,205

* Amount represents less than .01%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $36,140 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,922,333.33%		$ 1,909

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,508 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $35,448 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $93,148 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2012	2011
From net investment income
Class O	$ 13,990,243	$ 12,938,394
Class A	806,408	464,873
Institutional Class	938	262
Total	$ 14,797,589	$ 13,403,529
From net realized gain
Class O	$ 1,748,781	$ 1,268,450
Class A	238,936	166,030
Institutional Class	183	60
Total	$ 1,987,900	$ 1,434,540

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2012	2011	2012	2011
Class O
Shares sold	10,434,346	17,803,161	$ 114,058,494	$ 192,182,610
Reinvestment of distributions	1,358,755	1,164,568	14,049,563	12,367,592
Shares redeemed	(36,427,298)	(60,629,604)	(402,171,333)	(656,933,276)
Net increase (decrease)	(24,634,197)	(41,661,875)	$ (274,063,276)	$ (452,383,074)
Class A
Shares sold	3,750,361	5,497,025	$ 39,921,997	$ 58,139,464
Reinvestment of distributions	83,408	40,475	842,414	420,128
Shares redeemed	(6,218,363)	(9,432,016)	(66,774,764)	(99,765,111)
Net increase (decrease)	(2,384,594)	(3,894,516)	$ (26,010,353)	$ (41,205,519)
Class T
Shares sold	21,141	35,679	$ 229,057	$ 380,946
Shares redeemed	(13,462)	(39,089)	(143,670)	(398,747)
Net increase (decrease)	7,679	(3,410)	$ 85,387	$ (17,801)
Class B
Shares sold	85	2,780	$ 898	$ 29,824
Shares redeemed	(11,767)	(11,021)	(127,919)	(112,214)
Net increase (decrease)	(11,682)	(8,241)	$ (127,021)	$ (82,390)
Class C
Shares sold	24,280	32,216	$ 259,405	$ 334,681
Shares redeemed	(12,559)	(21,851)	(129,432)	(214,863)
Net increase (decrease)	11,721	10,365	$ 129,973	$ 119,818
Institutional Class
Shares sold	42,525	14,847	$ 464,491	$ 163,346
Reinvestment of distributions	98	29	1,016	312
Shares redeemed	(31,313)	(9,405)	(355,822)	(96,086)
Net increase (decrease)	11,310	5,471	$ 109,685	$ 67,572

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class O designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class O designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Fidelity Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Class O compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Diversified Stock Fund -

Class A, Class T, Class B and Class C

Annual Report

September 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	25.41%	-0.11%	6.58%
Class T (incl. 3.50% sales charge) A	27.82%	-0.04%	6.55%
Class B (incl. contingent deferred sales charge) B	26.87%	-0.23%	6.56%
Class C (incl. contingent deferred sales charge) C	30.89%	0.17%	6.54%

A Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class A on September 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 33.06%, 32.46%, 31.87% and 31.89%, respectively (excluding sales charges), outpacing the benchmark S&P 500. Stock picking was very helpful, especially in three sectors - information technology, led by the software/services industry; health care, particularly pharmaceuticals/biotechnology/life science stocks; and consumer discretionary. To a lesser extent, sector allocation in financials and utilities also added value. In contrast, poor stock picking in the energy sector hurt. Also, the fund had an average cash stake of 3%. When the market is up 30%, as it was during the past year, even a small cash position can detract from relative performance. The fund's top individual contributor was consumer electronics and personal computer maker Apple, whose shares continued to thrive amid the company's very strong financial results and dominant competitive position. Another technology-sector contributor was Visa, a processor of credit card payments. In financials, JPMorgan Chase was helpful. Despite the company's multibillion-dollar trading loss in May, I thought the firm remained a very solid business at a lower-than-deserved price. The stock steadily rose between June and period end. Wells Fargo, a well-run bank with limited exposure to troubled capital markets, also provided a boost. In health care, a significant underweighting in lagging medical products company Johnson & Johnson helped, as did an out-of-benchmark stake in Alnylam Pharmaceuticals, a biotech company whose shares soared in July after the firm reported favorable clinical trial results. Media company Comcast also lifted the fund's performance. Looking at the fund's detractors, an out-of-benchmark position in patent licensing firm Acacia Research detracted the most. Acacia's shares dropped more than 20% during the period, although it's worth pointing out that this decline came on the heels of very strong performance for the fund in prior reporting periods. Another notable detractor was Amyris. Shares of this biofuels company, which was not in the index, encountered serious challenges ranging from cost overruns to lower investor enthusiasm for the alternative energy industry. Other notable detractors were medical benefits provider WellPoint and specialty coffee company Green Mountain Coffee Roasters, the latter of which was not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Class O	.51%
Actual		$ 1,000.00	$ 1,041.00	$ 2.60
HypotheticalA		$ 1,000.00	$ 1,022.45	$ 2.58
Class A	.84%
Actual		$ 1,000.00	$ 1,039.30	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,020.80	$ 4.24
Class T	1.29%
Actual		$ 1,000.00	$ 1,037.00	$ 6.57
HypotheticalA		$ 1,000.00	$ 1,018.55	$ 6.51
Class B	1.78%
Actual		$ 1,000.00	$ 1,034.30	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,016.10	$ 8.97
Class C	1.78%
Actual		$ 1,000.00	$ 1,034.40	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,016.10	$ 8.97
Institutional Class	.74%
Actual		$ 1,000.00	$ 1,039.60	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.30	$ 3.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.3	5.5
JPMorgan Chase & Co.	3.2	4.2
Chevron Corp.	3.1	2.9
Wells Fargo & Co.	2.7	3.1
Google, Inc. Class A	2.4	2.8
Comcast Corp. Class A	2.2	1.9
General Electric Co.	2.1	1.6
Pfizer, Inc.	2.0	1.8
IBM Corp.	2.0	1.9
Procter & Gamble Co.	1.8	1.6
	26.8
Top Five Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.8	25.7
Financials	15.8	18.1
Health Care	13.2	10.7
Energy	13.1	10.6
Industrials	8.6	8.1
Asset Allocation (% of fund's net assets)
As of September 30, 2012 *		As of March 31, 2012 **
	Stocks 95.4%		Stocks 96.5%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 4.5%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	9.7%	** Foreign investments	13.4%

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
CONSUMER DISCRETIONARY - 6.6%
Auto Components - 0.3%
Gentex Corp.	150,000	$ 2,551,500
TRW Automotive Holdings Corp. (a)	75,000	3,278,250
		5,829,750
Distributors - 0.2%
Li & Fung Ltd.	2,374,000	3,680,074
Diversified Consumer Services - 0.2%
Weight Watchers International, Inc. (d)	75,000	3,960,000
Household Durables - 0.4%
D.R. Horton, Inc.	175,000	3,612,000
KB Home	200,000	2,870,000
Toll Brothers, Inc. (a)	62,500	2,076,875
		8,558,875
Leisure Equipment & Products - 0.4%
New Academy Holding Co. LLC unit (a)(e)(f)	60,000	7,296,000
Media - 3.1%
Comcast Corp. Class A	1,125,000	40,241,250
DreamWorks Animation SKG, Inc. Class A (a)	200,000	3,846,000
Time Warner, Inc.	300,000	13,599,000
		57,686,250
Multiline Retail - 0.6%
Target Corp.	175,000	11,107,250
Specialty Retail - 1.3%
Citi Trends, Inc. (a)	350,000	4,394,250
Lowe's Companies, Inc.	575,000	17,388,000
Staples, Inc.	300,000	3,456,000
		25,238,250
Textiles, Apparel & Luxury Goods - 0.1%
Burberry Group PLC	100,000	1,616,415
TOTAL CONSUMER DISCRETIONARY		124,972,864
CONSUMER STAPLES - 8.5%
Beverages - 2.2%
Molson Coors Brewing Co. Class B	110,000	4,955,500
PepsiCo, Inc.	375,000	26,538,750
The Coca-Cola Co.	300,000	11,379,000
		42,873,250
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	225,000	10,894,500
Kroger Co.	100,000	2,354,000
Walgreen Co.	400,000	14,576,000
		27,824,500
Food Products - 0.1%
Green Mountain Coffee Roasters, Inc. (a)	74,994	1,781,108

	Shares	Value
Household Products - 3.0%
Colgate-Palmolive Co.	202,500	$ 21,712,050
Procter & Gamble Co.	500,000	34,680,000
		56,392,050
Tobacco - 1.7%
British American Tobacco PLC sponsored ADR	112,500	11,547,000
Lorillard, Inc.	60,000	6,987,000
Philip Morris International, Inc.	150,000	13,491,000
		32,025,000
TOTAL CONSUMER STAPLES		160,895,908
ENERGY - 13.0%
Energy Equipment & Services - 2.7%
Cameron International Corp. (a)	100,000	5,607,000
Halliburton Co.	425,000	14,318,250
Helmerich & Payne, Inc.	100,000	4,761,000
McDermott International, Inc. (a)	275,000	3,360,500
National Oilwell Varco, Inc.	150,000	12,016,500
Noble Corp.	240,000	8,587,200
Trinidad Drilling Ltd. (d)	400,000	2,787,102
		51,437,552
Oil, Gas & Consumable Fuels - 10.3%
Amyris, Inc. (a)(d)	1,000,000	3,440,000
Apache Corp.	160,000	13,835,200
BP PLC sponsored ADR	400,000	16,944,000
Canadian Natural Resources Ltd.	325,000	10,026,701
Chevron Corp.	500,000	58,280,000
Clean Energy Fuels Corp. (a)(d)	175,000	2,304,750
Exxon Mobil Corp.	225,000	20,576,250
Hess Corp.	125,000	6,715,000
HollyFrontier Corp.	125,000	5,158,750
Newfield Exploration Co. (a)	70,000	2,192,400
Peabody Energy Corp.	300,000	6,687,000
QEP Resources, Inc.	125,000	3,957,500
Royal Dutch Shell PLC Class A sponsored ADR	325,000	22,558,250
Suncor Energy, Inc.	500,000	16,447,971
Whiting Petroleum Corp. (a)	100,000	4,738,000
		193,861,772
TOTAL ENERGY		245,299,324
FINANCIALS - 15.8%
Capital Markets - 3.6%
Ashmore Group PLC	950,000	5,223,474
Charles Schwab Corp.	550,000	7,034,500
Goldman Sachs Group, Inc.	200,000	22,736,000
KKR & Co. LP	475,000	7,177,250
Manning & Napier, Inc.	150,000	1,828,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,050,000	$ 17,577,000
The Blackstone Group LP	425,000	6,069,000
		67,645,724
Commercial Banks - 4.1%
Alliance Financial Corp.	211,250	8,494,363
CIT Group, Inc. (a)	175,000	6,893,250
First Niagara Financial Group, Inc.	350,000	2,831,500
SunTrust Banks, Inc.	250,000	7,067,500
Wells Fargo & Co.	1,500,000	51,795,000
		77,081,613
Diversified Financial Services - 4.9%
Citigroup, Inc.	300,000	9,816,000
JPMorgan Chase & Co.	1,525,000	61,732,000
KKR Financial Holdings LLC	2,200,000	22,110,000
		93,658,000
Insurance - 2.6%
ACE Ltd.	87,500	6,615,000
AFLAC, Inc.	100,000	4,788,000
Brasil Insurance Participacoes e Administracao SA	425,000	3,993,711
Genworth Financial, Inc. Class A (a)	400,000	2,092,000
Hanover Insurance Group, Inc.	125,000	4,657,500
Lincoln National Corp.	125,000	3,023,750
MetLife, Inc.	675,000	23,260,500
		48,430,461
Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp. (a)(d)	900,044	1,377,067
Radian Group, Inc. (d)	2,275,415	9,875,301
		11,252,368
TOTAL FINANCIALS		298,068,166
HEALTH CARE - 13.2%
Biotechnology - 1.7%
Alnylam Pharmaceuticals, Inc. (a)	275,000	5,167,250
Amgen, Inc.	137,500	11,594,000
Gentium SpA sponsored ADR (a)	200,000	1,986,000
Gilead Sciences, Inc. (a)	100,000	6,633,000
Synageva BioPharma Corp. (a)	65,000	3,472,950
Vertex Pharmaceuticals, Inc. (a)	65,000	3,636,750
		32,489,950
Health Care Equipment & Supplies - 0.8%
Align Technology, Inc. (a)	87,500	3,234,875
EnteroMedics, Inc. (a)(d)	463,542	1,691,928
Haemonetics Corp. (a)	15,000	1,203,000
HeartWare International, Inc. (a)	20,000	1,889,800

	Shares	Value
St. Jude Medical, Inc.	75,000	$ 3,159,750
Zimmer Holdings, Inc.	50,000	3,381,000
		14,560,353
Health Care Providers & Services - 4.7%
Aetna, Inc.	275,000	10,890,000
Air Methods Corp. (a)	6,300	752,031
Brookdale Senior Living, Inc. (a)	200,000	4,644,000
Cardinal Health, Inc.	100,000	3,897,000
Emeritus Corp. (a)	125,172	2,621,102
HCA Holdings, Inc.	125,000	4,156,250
HMS Holdings Corp. (a)	50,000	1,671,500
Laboratory Corp. of America Holdings (a)	25,000	2,311,750
LHC Group, Inc. (a)	200,000	3,694,000
McKesson Corp.	300,000	25,809,000
MEDNAX, Inc. (a)	87,500	6,514,375
Quest Diagnostics, Inc.	35,000	2,220,050
UnitedHealth Group, Inc.	50,000	2,770,500
WellPoint, Inc.	300,000	17,403,000
		89,354,558
Health Care Technology - 0.3%
MedAssets, Inc. (a)	275,000	4,895,000
Life Sciences Tools & Services - 0.3%
Life Technologies Corp. (a)	50,000	2,444,000
QIAGEN NV (a)	175,000	3,239,250
		5,683,250
Pharmaceuticals - 5.4%
Auxilium Pharmaceuticals, Inc. (a)	75,000	1,834,500
Elan Corp. PLC sponsored ADR (a)	174,600	1,871,712
Eli Lilly & Co.	300,000	14,223,000
Johnson & Johnson	150,000	10,336,500
Merck & Co., Inc.	500,000	22,550,000
Pfizer, Inc.	1,525,000	37,896,250
ViroPharma, Inc. (a)	175,000	5,288,500
Warner Chilcott PLC	250,000	3,375,000
XenoPort, Inc. (a)	465,900	5,339,214
		102,714,676
TOTAL HEALTH CARE		249,697,787
INDUSTRIALS - 8.6%
Aerospace & Defense - 2.0%
Honeywell International, Inc.	200,000	11,950,000
Rockwell Collins, Inc.	185,000	9,923,400
United Technologies Corp.	200,000	15,658,000
		37,531,400
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	225,000	13,173,750
Building Products - 0.6%
Owens Corning (a)	275,000	9,201,500
Quanex Building Products Corp.	150,000	2,826,000
		12,027,500
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.7%
Covanta Holding Corp.	375,000	$ 6,435,000
Interface, Inc.	275,000	3,632,750
Standard Parking Corp. (a)	175,000	3,925,250
		13,993,000
Construction & Engineering - 0.6%
Fluor Corp.	125,000	7,035,000
Quanta Services, Inc. (a)	150,000	3,705,000
		10,740,000
Electrical Equipment - 0.1%
GrafTech International Ltd. (a)	250,000	2,247,500
Industrial Conglomerates - 2.1%
General Electric Co.	1,750,000	39,742,500
Machinery - 0.5%
Edwards Group Ltd. ADR (a)	175,000	1,156,750
Ingersoll-Rand PLC	50,000	2,241,000
Joy Global, Inc.	25,000	1,401,500
Stanley Black & Decker, Inc.	50,000	3,812,500
		8,611,750
Professional Services - 0.9%
Acacia Research Corp.	85,000	2,329,850
Acacia Research Corp. - Acacia Technologies (a)	325,000	8,908,250
Michael Page International PLC	887,786	5,100,738
		16,338,838
Road & Rail - 0.4%
Con-way, Inc.	25,000	684,250
CSX Corp.	200,000	4,150,000
Swift Transporation Co. (a)	325,000	2,801,500
		7,635,750
TOTAL INDUSTRIALS		162,041,988
INFORMATION TECHNOLOGY - 25.8%
Communications Equipment - 2.9%
Acme Packet, Inc. (a)(d)	200,000	3,420,000
Brocade Communications Systems, Inc. (a)	950,000	5,619,250
Cisco Systems, Inc.	1,800,000	34,362,000
Juniper Networks, Inc. (a)	500,000	8,555,000
Riverbed Technology, Inc. (a)	125,000	2,908,750
		54,865,000
Computers & Peripherals - 5.9%
Apple, Inc.	150,000	100,088,999
Fusion-io, Inc. (a)	75,000	2,270,250
Hewlett-Packard Co.	479,000	8,171,740
		110,530,989
Electronic Equipment & Components - 0.9%
Corning, Inc.	800,000	10,520,000

	Shares	Value
Fabrinet (a)	175,000	$ 2,028,250
Itron, Inc. (a)	100,000	4,315,000
		16,863,250
Internet Software & Services - 3.0%
Constant Contact, Inc. (a)(d)	100,084	1,741,462
Google, Inc. Class A (a)	60,000	45,270,000
SciQuest, Inc. (a)	100,010	1,820,182
VeriSign, Inc. (a)	150,000	7,303,500
		56,135,144
IT Services - 8.4%
Cognizant Technology Solutions Corp. Class A (a)	330,000	23,073,600
Fidelity National Information Services, Inc.	125,000	3,902,500
IBM Corp.	180,000	37,341,000
MasterCard, Inc. Class A	75,000	33,861,000
Paychex, Inc.	825,000	27,464,250
Visa, Inc. Class A	250,000	33,570,000
		159,212,350
Semiconductors & Semiconductor Equipment - 2.9%
Axcelis Technologies, Inc. (a)	3,488,788	3,663,227
Broadcom Corp. Class A	250,000	8,645,000
GT Advanced Technologies, Inc. (a)(d)	900,000	4,905,000
KLA-Tencor Corp.	75,000	3,577,875
Lam Research Corp. (a)	275,000	8,740,875
NXP Semiconductors NV (a)	150,000	3,751,500
Siliconware Precision Industries Co. Ltd. sponsored ADR	1,500,000	8,265,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	625,000	9,887,500
Tessera Technologies, Inc.	304,700	4,168,296
		55,604,273
Software - 1.8%
Electronic Arts, Inc. (a)	300,000	3,807,000
Nuance Communications, Inc. (a)	275,000	6,844,750
Oracle Corp.	350,000	11,021,500
salesforce.com, Inc. (a)	49,800	7,603,962
Splunk, Inc.	50,000	1,836,000
VMware, Inc. Class A (a)	25,000	2,418,500
		33,531,712
TOTAL INFORMATION TECHNOLOGY		486,742,718
MATERIALS - 1.2%
Chemicals - 0.6%
Airgas, Inc.	75,000	6,172,500
Cabot Corp.	135,000	4,936,950
		11,109,450
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.6%
Gem Diamonds Ltd. (a)	586,100	$ 1,646,796
Nucor Corp.	250,000	9,565,000
		11,211,796
TOTAL MATERIALS		22,321,246
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	400,000	18,228,000
Wireless Telecommunication Services - 0.2%
Vodafone Group PLC sponsored ADR	150,000	4,274,250
TOTAL TELECOMMUNICATION SERVICES		22,502,250
UTILITIES - 0.5%
Electric Utilities - 0.5%
Edison International	50,000	2,284,500
NextEra Energy, Inc.	100,000	7,033,000
		9,317,500
TOTAL COMMON STOCKS (Cost $1,615,037,995)		1,781,859,751
Nonconvertible Preferred Stocks - 1.0%

CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
Porsche Automobil Holding SE (Germany)	99,950	5,978,275
Volkswagen AG	75,000	13,680,963
		19,659,238
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,314,303)		19,659,238
Convertible Bonds - 0.1%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (f)	$ 2,000,000	1,526,900
TOTAL CONVERTIBLE BONDS (Cost $2,000,000)		1,526,900
Money Market Funds - 6.0%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	93,350,459	$ 93,350,459
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	18,973,735	18,973,735
TOTAL MONEY MARKET FUNDS (Cost $112,324,194)		112,324,194
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,747,676,492)		1,915,370,083
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(28,213,993)
NET ASSETS - 100%		$ 1,887,156,090
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,822,900 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 3% 2/27/17	2/27/12	$ 2,000,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 78,725
Fidelity Securities Lending Cash Central Fund	705,651
Total	$ 784,376
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 144,632,102	$ 137,336,102	$ -	$ 7,296,000
Consumer Staples	160,895,908	160,895,908	-	-
Energy	245,299,324	245,299,324	-	-
Financials	298,068,166	298,068,166	-	-
Health Care	249,697,787	249,697,787	-	-
Industrials	162,041,988	162,041,988	-	-
Information Technology	486,742,718	486,742,718	-	-
Materials	22,321,246	22,321,246	-	-
Telecommunication Services	22,502,250	22,502,250	-	-
Utilities	9,317,500	9,317,500	-	-
Corporate Bonds	1,526,900	-	1,526,900	-
Money Market Funds	112,324,194	112,324,194	-	-
Total Investments in Securities:	$ 1,915,370,083	$ 1,906,547,183	$ 1,526,900	$ 7,296,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $18,103,404) - See accompanying schedule: Unaffiliated issuers (cost $1,635,352,298)	$ 1,803,045,889
Fidelity Central Funds (cost $112,324,194)	112,324,194
Total Investments (cost $1,747,676,492)		$ 1,915,370,083
Receivable for investments sold		4,919,981
Receivable for fund shares sold		292,198
Dividends receivable		1,679,655
Interest receivable		5,667
Distributions receivable from Fidelity Central Funds		73,083
Other receivables		71,735
Total assets		1,922,412,402

Liabilities
Payable for investments purchased	$ 13,781,966
Payable for fund shares redeemed	1,481,080
Accrued management fee	675,541
Distribution and service plan fees payable	37,368
Other affiliated payables	179,944
Other payables and accrued expenses	126,678
Collateral on securities loaned, at value	18,973,735
Total liabilities		35,256,312

Net Assets		$ 1,887,156,090
Net Assets consist of:
Paid in capital		$ 2,069,581,892
Undistributed net investment income		18,092,899
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(368,202,658)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		167,683,957
Net Assets		$ 1,887,156,090

Statement of Assets and Liabilities - continued

September 30, 2012

Class O: Net Asset Value, offering price and redemption price per share ($1,515,727,480 ÷ 86,481,342 shares)	$ 17.53

Class A: Net Asset Value and redemption price per share ($127,100,085 ÷ 7,397,473 shares)	$ 17.18

Maximum offering price per share (100/94.25 of $17.18)	$ 18.23
Class T: Net Asset Value and redemption price per share ($14,874,277 ÷ 870,935 shares)	$ 17.08

Maximum offering price per share (100/96.50 of $17.08)	$ 17.70
Class B: Net Asset Value and offering price per share ($825,642 ÷ 48,951 shares)A	$ 16.87

Class C: Net Asset Value and offering price per share ($4,774,599 ÷ 283,683 shares)A	$ 16.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($223,854,007 ÷ 12,548,150 shares)	$ 17.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 35,896,899
Interest		35,763
Income from Fidelity Central Funds		784,376
Total income		36,717,038

Expenses
Management fee	$ 7,706,288
Transfer agent fees	1,355,416
Distribution and service plan fees	407,924
Accounting and security lending fees	557,320
Custodian fees and expenses	49,599
Independent trustees' compensation	12,110
Appreciation in deferred trustee compensation account	448
Registration fees	87,170
Audit	70,324
Legal	17,716
Miscellaneous	17,464
Total expenses before reductions	10,281,779
Expense reductions	(56,378)	10,225,401
Net investment income (loss)		26,491,637
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	125,504,735
Foreign currency transactions	53,466
Total net realized gain (loss)		125,558,201
Change in net unrealized appreciation (depreciation) on: Investment securities	351,150,081
Assets and liabilities in foreign currencies	2,600
Total change in net unrealized appreciation (depreciation)		351,152,681
Net gain (loss)		476,710,882
Net increase (decrease) in net assets resulting from operations		$ 503,202,519

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,491,637	$ 20,383,560
Net realized gain (loss)	125,558,201	107,987,447
Change in net unrealized appreciation (depreciation)	351,152,681	(113,032,427)
Net increase (decrease) in net assets resulting from operations	503,202,519	15,338,580
Distributions to shareholders from net investment income	(22,240,429)	(17,474,487)
Distributions to shareholders from net realized gain	(3,331,363)	(5,265,348)
Total distributions	(25,571,792)	(22,739,835)
Share transactions - net increase (decrease)	(152,296,988)	(50,888,703)
Total increase (decrease) in net assets	325,333,739	(58,289,958)

Net Assets
Beginning of period	1,561,822,351	1,620,112,309
End of period (including undistributed net investment income of $18,092,899 and undistributed net investment income of $16,136,819, respectively)	$ 1,887,156,090	$ 1,561,822,351

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.33	$ 13.55	$ 12.33	$ 12.06	$ 17.44
Income from Investment Operations
Net investment income (loss) C	.24	.18	.15	.13	.20
Net realized and unrealized gain (loss)	4.19	(.20)	1.21	.29	(5.41)
Total from investment operations	4.43	(.02)	1.36	.42	(5.21)
Distributions from net investment income	(.20)	(.15)	(.14)	(.15)	(.17)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.23)	(.20) H	(.14) G	(.15)	(.17)
Net asset value, end of period	$ 17.53	$ 13.33	$ 13.55	$ 12.33	$ 12.06
Total Return A, B	33.55%	(.32)%	11.15%	4.04%	(30.13)%
Ratios to Average Net Assets D, F
Expenses before reductions	.51%	.51%	.51%	.51%	.49%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.51%	.49%
Expenses net of all reductions	.51%	.50%	.50%	.50%	.48%
Net investment income (loss)	1.53%	1.20%	1.20%	1.34%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,515,727	$ 1,268,316	$ 1,458,736	$ 1,708,710	$ 1,758,888
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 13.28	$ 12.09	$ 11.80	$ 17.07
Income from Investment Operations
Net investment income (loss) D	.19	.13	.10	.08	.13
Net realized and unrealized gain (loss)	4.10	(.20)	1.19	.30	(5.29)
Total from investment operations	4.29	(.07)	1.29	.38	(5.16)
Distributions from net investment income	(.15)	(.10)	(.09)	(.09)	(.11)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.18)	(.14)	(.10)	(.09)	(.11)
Net asset value, end of period	$ 17.18	$ 13.07	$ 13.28	$ 12.09	$ 11.80
Total Return A, B, C	33.06%	(.62)%	10.70%	3.59%	(30.42)%
Ratios to Average Net Assets E, G
Expenses before reductions	.84%	.86%	.88%	.95%	.92%
Expenses net of fee waivers, if any	.84%	.86%	.88%	.95%	.92%
Expenses net of all reductions	.84%	.85%	.87%	.93%	.91%
Net investment income (loss)	1.20%	.85%	.82%	.90%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,100	$ 98,808	$ 110,672	$ 129,758	$ 124,522
Portfolio turnover rate F	40%	76%	102%	162%	121%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 13.21	$ 12.04	$ 11.69	$ 16.91
Income from Investment Operations
Net investment income (loss) C	.12	.06	.05	.05	.08
Net realized and unrealized gain (loss)	4.08	(.19)	1.18	.32	(5.26)
Total from investment operations	4.20	(.13)	1.23	.37	(5.18)
Distributions from net investment income	(.08)	(.05)	(.05)	(.02)	(.04)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.11)	(.09)	(.06)	(.02)	(.04)
Net asset value, end of period	$ 17.08	$ 12.99	$ 13.21	$ 12.04	$ 11.69
Total Return A, B	32.46%	(1.05)%	10.25%	3.25%	(30.69)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.29%	1.29%	1.30%	1.33%	1.27%
Expenses net of fee waivers, if any	1.29%	1.29%	1.30%	1.33%	1.27%
Expenses net of all reductions	1.28%	1.28%	1.29%	1.32%	1.26%
Net investment income (loss)	.76%	.42%	.40%	.52%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,874	$ 11,251	$ 12,051	$ 11,378	$ 12,444
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	(.01)	- H	- H
Net realized and unrealized gain (loss)	4.04	(.19)	1.17	.31	(5.21)
Total from investment operations	4.08	(.20)	1.16	.31	(5.21)
Distributions from net investment income	- H	-	(.01)	-	-
Distributions from net realized gain	(.03)	(.02)	(.01)	-	-
Total distributions	(.03)	(.02)	(.02)	-	-
Net asset value, end of period	$ 16.87	$ 12.82	$ 13.04	$ 11.90	$ 11.59
Total Return A, B	31.87%	(1.57)%	9.72%	2.67%	(31.01)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.78%	1.78%	1.80%	1.83%	1.79%
Expenses net of fee waivers, if any	1.78%	1.78%	1.80%	1.83%	1.79%
Expenses net of all reductions	1.77%	1.77%	1.79%	1.81%	1.78%
Net investment income (loss)	.27%	(.07)%	(.10)%	.02%	-% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 826	$ 776	$ 1,060	$ 1,072	$ 853
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.81	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	(.01)	- G	- G
Net realized and unrealized gain (loss)	4.04	(.19)	1.16	.31	(5.21)
Total from investment operations	4.08	(.20)	1.15	.31	(5.21)
Distributions from net investment income	(.03)	-	(.01)	-	-
Distributions from net realized gain	(.03)	(.03)	(.01)	-	-
Total distributions	(.06)	(.03)	(.01) H	-	-
Net asset value, end of period	$ 16.83	$ 12.81	$ 13.04	$ 11.90	$ 11.59
Total Return A, B	31.89%	(1.58)%	9.69%	2.67%	(31.01)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.78%	1.79%	1.82%	1.79%
Expenses net of fee waivers, if any	1.77%	1.78%	1.79%	1.82%	1.79%
Expenses net of all reductions	1.77%	1.77%	1.79%	1.81%	1.78%
Net investment income (loss)	.27%	(.07)%	(.09)%	.03%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,775	$ 3,030	$ 2,853	$ 2,501	$ 2,676
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 13.82	$ 12.57	$ 12.15	$ 17.56
Income from Investment Operations
Net investment income (loss) B	.21	.15	.11	.10	.17
Net realized and unrealized gain (loss)	4.26	(.20)	1.24	.34	(5.45)
Total from investment operations	4.47	(.05)	1.35	.44	(5.28)
Distributions from net investment income	(.18)	(.15)	(.10)	(.02)	(.13)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.21)	(.19)	(.10) F	(.02)	(.13)
Net asset value, end of period	$ 17.84	$ 13.58	$ 13.82	$ 12.57	$ 12.15
Total Return A	33.17%	(.50)%	10.81%	3.75%	(30.25)%
Ratios to Average Net Assets C, E
Expenses before reductions	.75%	.74%	.78%	.79%	.69%
Expenses net of fee waivers, if any	.75%	.74%	.78%	.79%	.69%
Expenses net of all reductions	.75%	.73%	.77%	.77%	.69%
Net investment income (loss)	1.29%	.97%	.92%	1.06%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 223,854	$ 179,641	$ 34,740	$ 1,344	$ 5,242
Portfolio turnover rate D	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of September 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 299,980,939
Gross unrealized depreciation	(146,407,756)
Net unrealized appreciation (depreciation) on securities and other investments	$ 153,573,183

Tax Cost	$ 1,761,796,900

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,157,407
Capital loss carryforward	$ (354,082,252)
Net unrealized appreciation (depreciation)	$ 153,563,549

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (330,079,835)
2018	(24,002,417)
Total capital loss carryforward	$ (354,082,252)

The tax character of distributions paid was as follows:

	September 30, 2012	September 30, 2011
Ordinary Income	$ 25,571,792	$ 22,739,835

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $698,586,222 and $886,687,013, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 291,378	$ 4,375
Class T	.25%	.25%	67,128	36
Class B	.75%	.25%	8,770	6,578
Class C	.75%	.25%	40,648	9,598
			$ 407,924	$ 20,587

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,241
Class T	4,957
Class B*	1,519
Class C*	1,165
$ 22,882

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 582,398.04
Class A	140,119.12
Class T	42,109.31
Class B	2,648.30
Class C	12,205.30
Institutional Class	575,937.28
	$ 1,355,416

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,817 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,955 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds Total security lending income during the period amounted to $705,651, including $376 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $56,329 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $49, respectively.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2012	2011
From net investment income
Class O	$ 18,723,551	$ 15,800,906
Class A	1,121,461	793,484
Class T	65,856	41,691
Class B	61	-
Class C	6,521	-
Institutional Class	2,322,979	838,406
Total	$ 22,240,429	$ 17,474,487
From net realized gain
Class O	$ 2,701,385	$ 4,604,191
Class A	218,271	359,871
Class T	24,485	39,878
Class B	1,755	1,300
Class C	7,004	5,695
Institutional Class	378,463	254,413
Total	$ 3,331,363	$ 5,265,348

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2012	2011	2012	2011
Class O
Shares sold	5,580,617	5,397,022	$ 88,605,028	$ 80,718,498
Reinvestment of distributions	1,264,500	1,202,134	18,689,315	17,731,460
Shares redeemed	(15,507,291)	(19,120,847)	(246,649,704)	(289,198,834)
Net increase (decrease)	(8,662,174)	(12,521,691)	$ (139,355,361)	$ (190,748,876)
Class A
Shares sold	1,342,312	1,717,597	$ 20,790,722	$ 25,412,083
Reinvestment of distributions	87,570	74,702	1,272,398	1,083,158
Shares redeemed	(1,593,042)	(2,563,138)	(24,719,765)	(37,854,858)
Net increase (decrease)	(163,160)	(770,839)	$ (2,656,645)	$ (11,359,617)
Class T
Shares sold	179,769	158,749	$ 2,774,619	$ 2,355,345
Reinvestment of distributions	5,997	5,400	86,960	78,078
Shares redeemed	(181,294)	(209,985)	(2,782,012)	(3,151,921)
Net increase (decrease)	4,472	(45,836)	$ 79,567	$ (718,498)
Class B
Shares sold	6,079	6,828	$ 91,129	$ 96,696
Reinvestment of distributions	118	83	1,690	1,194
Shares redeemed	(17,813)	(27,678)	(278,436)	(405,514)
Net increase (decrease)	(11,616)	(20,767)	$ (185,617)	$ (307,624)
Class C
Shares sold	132,216	65,288	$ 2,016,265	$ 956,325
Reinvestment of distributions	890	370	12,767	5,303
Shares redeemed	(85,848)	(47,958)	(1,317,709)	(699,223)
Net increase (decrease)	47,258	17,700	$ 711,323	$ 262,405
Institutional Class
Shares sold	116,008	11,431,490	$ 1,928,321	$ 163,363,083
Reinvestment of distributions	178,776	72,217	2,695,938	1,086,867
Shares redeemed	(978,426)	(785,458)	(15,514,514)	(12,466,443)
Net increase (decrease)	(683,642)	10,718,249	$ (10,890,255)	$ 151,983,507

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, Peter S. Lynch, David A. Rosow, and Garnett A. Smith may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A, T, B, C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, T, B, C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Diversified Stock Fund -

Institutional Class

Annual Report

September 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	33.17%	1.22%	7.60%

A The initial offering of Institutional Class shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Institutional Class on September 30, 2002. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on July 12, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year, the fund's Institutional Class shares gained 33.17%, outpacing the benchmark S&P 500. Stock picking was very helpful, especially in three sectors - information technology, led by the software/services industry; health care, particularly pharmaceuticals/biotechnology/life science stocks; and consumer discretionary. To a lesser extent, sector allocation in financials and utilities also added value. In contrast, poor stock picking in the energy sector hurt. Also, the fund had an average cash stake of 3%. When the market is up 30%, as it was during the past year, even a small cash position can detract from relative performance. The fund's top individual contributor was consumer electronics and personal computer maker Apple, whose shares continued to thrive amid the company's very strong financial results and dominant competitive position. That said, the bigger Apple grows, the more difficult it will be to continue to achieve its past growth rate. Another technology-sector contributor was Visa, a processor of credit card payments. In financials, JPMorgan Chase was helpful. Despite the company's multibillion-dollar trading loss in May, I thought the firm remained a very solid business at a lower-than-deserved price. The stock steadily rose between June and period end. Wells Fargo, a well-run bank with limited exposure to troubled capital markets, also helped. In health care, a significant underweighting in lagging medical products company Johnson & Johnson also provided a boost, as did an out-of-benchmark stake in Alnylam Pharmaceuticals, a biotech company whose shares soared in July after the firm reported favorable clinical trial results. Media company Comcast also lifted the fund's performance. Looking at the fund's detractors, an out-of-benchmark position in patent licensing firm Acacia Research detracted the most. Acacia's shares dropped more than 20% during the period, although it's worth pointing out that this decline came on the heels of very strong performance for the fund in prior reporting periods. Another notable detractor was Amyris. Shares of this biofuels company, which was not in the index, encountered serious challenges ranging from cost overruns to lower investor enthusiasm for the alternative energy industry. Other notable detractors were medical benefits provider WellPoint and specialty coffee company Green Mountain Coffee Roasters, the latter of which was not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Class O	.51%
Actual		$ 1,000.00	$ 1,041.00	$ 2.60
HypotheticalA		$ 1,000.00	$ 1,022.45	$ 2.58
Class A	.84%
Actual		$ 1,000.00	$ 1,039.30	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,020.80	$ 4.24
Class T	1.29%
Actual		$ 1,000.00	$ 1,037.00	$ 6.57
HypotheticalA		$ 1,000.00	$ 1,018.55	$ 6.51
Class B	1.78%
Actual		$ 1,000.00	$ 1,034.30	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,016.10	$ 8.97
Class C	1.78%
Actual		$ 1,000.00	$ 1,034.40	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,016.10	$ 8.97
Institutional Class	.74%
Actual		$ 1,000.00	$ 1,039.60	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.30	$ 3.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.3	5.5
JPMorgan Chase & Co.	3.2	4.2
Chevron Corp.	3.1	2.9
Wells Fargo & Co.	2.7	3.1
Google, Inc. Class A	2.4	2.8
Comcast Corp. Class A	2.2	1.9
General Electric Co.	2.1	1.6
Pfizer, Inc.	2.0	1.8
IBM Corp.	2.0	1.9
Procter & Gamble Co.	1.8	1.6
	26.8
Top Five Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.8	25.7
Financials	15.8	18.1
Health Care	13.2	10.7
Energy	13.1	10.6
Industrials	8.6	8.1
Asset Allocation (% of fund's net assets)
As of September 30, 2012 *		As of March 31, 2012 **
	Stocks 95.4%		Stocks 96.5%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 4.5%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	9.7%	** Foreign investments	13.4%

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
CONSUMER DISCRETIONARY - 6.6%
Auto Components - 0.3%
Gentex Corp.	150,000	$ 2,551,500
TRW Automotive Holdings Corp. (a)	75,000	3,278,250
		5,829,750
Distributors - 0.2%
Li & Fung Ltd.	2,374,000	3,680,074
Diversified Consumer Services - 0.2%
Weight Watchers International, Inc. (d)	75,000	3,960,000
Household Durables - 0.4%
D.R. Horton, Inc.	175,000	3,612,000
KB Home	200,000	2,870,000
Toll Brothers, Inc. (a)	62,500	2,076,875
		8,558,875
Leisure Equipment & Products - 0.4%
New Academy Holding Co. LLC unit (a)(e)(f)	60,000	7,296,000
Media - 3.1%
Comcast Corp. Class A	1,125,000	40,241,250
DreamWorks Animation SKG, Inc. Class A (a)	200,000	3,846,000
Time Warner, Inc.	300,000	13,599,000
		57,686,250
Multiline Retail - 0.6%
Target Corp.	175,000	11,107,250
Specialty Retail - 1.3%
Citi Trends, Inc. (a)	350,000	4,394,250
Lowe's Companies, Inc.	575,000	17,388,000
Staples, Inc.	300,000	3,456,000
		25,238,250
Textiles, Apparel & Luxury Goods - 0.1%
Burberry Group PLC	100,000	1,616,415
TOTAL CONSUMER DISCRETIONARY		124,972,864
CONSUMER STAPLES - 8.5%
Beverages - 2.2%
Molson Coors Brewing Co. Class B	110,000	4,955,500
PepsiCo, Inc.	375,000	26,538,750
The Coca-Cola Co.	300,000	11,379,000
		42,873,250
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	225,000	10,894,500
Kroger Co.	100,000	2,354,000
Walgreen Co.	400,000	14,576,000
		27,824,500
Food Products - 0.1%
Green Mountain Coffee Roasters, Inc. (a)	74,994	1,781,108

	Shares	Value
Household Products - 3.0%
Colgate-Palmolive Co.	202,500	$ 21,712,050
Procter & Gamble Co.	500,000	34,680,000
		56,392,050
Tobacco - 1.7%
British American Tobacco PLC sponsored ADR	112,500	11,547,000
Lorillard, Inc.	60,000	6,987,000
Philip Morris International, Inc.	150,000	13,491,000
		32,025,000
TOTAL CONSUMER STAPLES		160,895,908
ENERGY - 13.0%
Energy Equipment & Services - 2.7%
Cameron International Corp. (a)	100,000	5,607,000
Halliburton Co.	425,000	14,318,250
Helmerich & Payne, Inc.	100,000	4,761,000
McDermott International, Inc. (a)	275,000	3,360,500
National Oilwell Varco, Inc.	150,000	12,016,500
Noble Corp.	240,000	8,587,200
Trinidad Drilling Ltd. (d)	400,000	2,787,102
		51,437,552
Oil, Gas & Consumable Fuels - 10.3%
Amyris, Inc. (a)(d)	1,000,000	3,440,000
Apache Corp.	160,000	13,835,200
BP PLC sponsored ADR	400,000	16,944,000
Canadian Natural Resources Ltd.	325,000	10,026,701
Chevron Corp.	500,000	58,280,000
Clean Energy Fuels Corp. (a)(d)	175,000	2,304,750
Exxon Mobil Corp.	225,000	20,576,250
Hess Corp.	125,000	6,715,000
HollyFrontier Corp.	125,000	5,158,750
Newfield Exploration Co. (a)	70,000	2,192,400
Peabody Energy Corp.	300,000	6,687,000
QEP Resources, Inc.	125,000	3,957,500
Royal Dutch Shell PLC Class A sponsored ADR	325,000	22,558,250
Suncor Energy, Inc.	500,000	16,447,971
Whiting Petroleum Corp. (a)	100,000	4,738,000
		193,861,772
TOTAL ENERGY		245,299,324
FINANCIALS - 15.8%
Capital Markets - 3.6%
Ashmore Group PLC	950,000	5,223,474
Charles Schwab Corp.	550,000	7,034,500
Goldman Sachs Group, Inc.	200,000	22,736,000
KKR & Co. LP	475,000	7,177,250
Manning & Napier, Inc.	150,000	1,828,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,050,000	$ 17,577,000
The Blackstone Group LP	425,000	6,069,000
		67,645,724
Commercial Banks - 4.1%
Alliance Financial Corp.	211,250	8,494,363
CIT Group, Inc. (a)	175,000	6,893,250
First Niagara Financial Group, Inc.	350,000	2,831,500
SunTrust Banks, Inc.	250,000	7,067,500
Wells Fargo & Co.	1,500,000	51,795,000
		77,081,613
Diversified Financial Services - 4.9%
Citigroup, Inc.	300,000	9,816,000
JPMorgan Chase & Co.	1,525,000	61,732,000
KKR Financial Holdings LLC	2,200,000	22,110,000
		93,658,000
Insurance - 2.6%
ACE Ltd.	87,500	6,615,000
AFLAC, Inc.	100,000	4,788,000
Brasil Insurance Participacoes e Administracao SA	425,000	3,993,711
Genworth Financial, Inc. Class A (a)	400,000	2,092,000
Hanover Insurance Group, Inc.	125,000	4,657,500
Lincoln National Corp.	125,000	3,023,750
MetLife, Inc.	675,000	23,260,500
		48,430,461
Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp. (a)(d)	900,044	1,377,067
Radian Group, Inc. (d)	2,275,415	9,875,301
		11,252,368
TOTAL FINANCIALS		298,068,166
HEALTH CARE - 13.2%
Biotechnology - 1.7%
Alnylam Pharmaceuticals, Inc. (a)	275,000	5,167,250
Amgen, Inc.	137,500	11,594,000
Gentium SpA sponsored ADR (a)	200,000	1,986,000
Gilead Sciences, Inc. (a)	100,000	6,633,000
Synageva BioPharma Corp. (a)	65,000	3,472,950
Vertex Pharmaceuticals, Inc. (a)	65,000	3,636,750
		32,489,950
Health Care Equipment & Supplies - 0.8%
Align Technology, Inc. (a)	87,500	3,234,875
EnteroMedics, Inc. (a)(d)	463,542	1,691,928
Haemonetics Corp. (a)	15,000	1,203,000
HeartWare International, Inc. (a)	20,000	1,889,800

	Shares	Value
St. Jude Medical, Inc.	75,000	$ 3,159,750
Zimmer Holdings, Inc.	50,000	3,381,000
		14,560,353
Health Care Providers & Services - 4.7%
Aetna, Inc.	275,000	10,890,000
Air Methods Corp. (a)	6,300	752,031
Brookdale Senior Living, Inc. (a)	200,000	4,644,000
Cardinal Health, Inc.	100,000	3,897,000
Emeritus Corp. (a)	125,172	2,621,102
HCA Holdings, Inc.	125,000	4,156,250
HMS Holdings Corp. (a)	50,000	1,671,500
Laboratory Corp. of America Holdings (a)	25,000	2,311,750
LHC Group, Inc. (a)	200,000	3,694,000
McKesson Corp.	300,000	25,809,000
MEDNAX, Inc. (a)	87,500	6,514,375
Quest Diagnostics, Inc.	35,000	2,220,050
UnitedHealth Group, Inc.	50,000	2,770,500
WellPoint, Inc.	300,000	17,403,000
		89,354,558
Health Care Technology - 0.3%
MedAssets, Inc. (a)	275,000	4,895,000
Life Sciences Tools & Services - 0.3%
Life Technologies Corp. (a)	50,000	2,444,000
QIAGEN NV (a)	175,000	3,239,250
		5,683,250
Pharmaceuticals - 5.4%
Auxilium Pharmaceuticals, Inc. (a)	75,000	1,834,500
Elan Corp. PLC sponsored ADR (a)	174,600	1,871,712
Eli Lilly & Co.	300,000	14,223,000
Johnson & Johnson	150,000	10,336,500
Merck & Co., Inc.	500,000	22,550,000
Pfizer, Inc.	1,525,000	37,896,250
ViroPharma, Inc. (a)	175,000	5,288,500
Warner Chilcott PLC	250,000	3,375,000
XenoPort, Inc. (a)	465,900	5,339,214
		102,714,676
TOTAL HEALTH CARE		249,697,787
INDUSTRIALS - 8.6%
Aerospace & Defense - 2.0%
Honeywell International, Inc.	200,000	11,950,000
Rockwell Collins, Inc.	185,000	9,923,400
United Technologies Corp.	200,000	15,658,000
		37,531,400
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	225,000	13,173,750
Building Products - 0.6%
Owens Corning (a)	275,000	9,201,500
Quanex Building Products Corp.	150,000	2,826,000
		12,027,500
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.7%
Covanta Holding Corp.	375,000	$ 6,435,000
Interface, Inc.	275,000	3,632,750
Standard Parking Corp. (a)	175,000	3,925,250
		13,993,000
Construction & Engineering - 0.6%
Fluor Corp.	125,000	7,035,000
Quanta Services, Inc. (a)	150,000	3,705,000
		10,740,000
Electrical Equipment - 0.1%
GrafTech International Ltd. (a)	250,000	2,247,500
Industrial Conglomerates - 2.1%
General Electric Co.	1,750,000	39,742,500
Machinery - 0.5%
Edwards Group Ltd. ADR (a)	175,000	1,156,750
Ingersoll-Rand PLC	50,000	2,241,000
Joy Global, Inc.	25,000	1,401,500
Stanley Black & Decker, Inc.	50,000	3,812,500
		8,611,750
Professional Services - 0.9%
Acacia Research Corp.	85,000	2,329,850
Acacia Research Corp. - Acacia Technologies (a)	325,000	8,908,250
Michael Page International PLC	887,786	5,100,738
		16,338,838
Road & Rail - 0.4%
Con-way, Inc.	25,000	684,250
CSX Corp.	200,000	4,150,000
Swift Transporation Co. (a)	325,000	2,801,500
		7,635,750
TOTAL INDUSTRIALS		162,041,988
INFORMATION TECHNOLOGY - 25.8%
Communications Equipment - 2.9%
Acme Packet, Inc. (a)(d)	200,000	3,420,000
Brocade Communications Systems, Inc. (a)	950,000	5,619,250
Cisco Systems, Inc.	1,800,000	34,362,000
Juniper Networks, Inc. (a)	500,000	8,555,000
Riverbed Technology, Inc. (a)	125,000	2,908,750
		54,865,000
Computers & Peripherals - 5.9%
Apple, Inc.	150,000	100,088,999
Fusion-io, Inc. (a)	75,000	2,270,250
Hewlett-Packard Co.	479,000	8,171,740
		110,530,989
Electronic Equipment & Components - 0.9%
Corning, Inc.	800,000	10,520,000

	Shares	Value
Fabrinet (a)	175,000	$ 2,028,250
Itron, Inc. (a)	100,000	4,315,000
		16,863,250
Internet Software & Services - 3.0%
Constant Contact, Inc. (a)(d)	100,084	1,741,462
Google, Inc. Class A (a)	60,000	45,270,000
SciQuest, Inc. (a)	100,010	1,820,182
VeriSign, Inc. (a)	150,000	7,303,500
		56,135,144
IT Services - 8.4%
Cognizant Technology Solutions Corp. Class A (a)	330,000	23,073,600
Fidelity National Information Services, Inc.	125,000	3,902,500
IBM Corp.	180,000	37,341,000
MasterCard, Inc. Class A	75,000	33,861,000
Paychex, Inc.	825,000	27,464,250
Visa, Inc. Class A	250,000	33,570,000
		159,212,350
Semiconductors & Semiconductor Equipment - 2.9%
Axcelis Technologies, Inc. (a)	3,488,788	3,663,227
Broadcom Corp. Class A	250,000	8,645,000
GT Advanced Technologies, Inc. (a)(d)	900,000	4,905,000
KLA-Tencor Corp.	75,000	3,577,875
Lam Research Corp. (a)	275,000	8,740,875
NXP Semiconductors NV (a)	150,000	3,751,500
Siliconware Precision Industries Co. Ltd. sponsored ADR	1,500,000	8,265,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	625,000	9,887,500
Tessera Technologies, Inc.	304,700	4,168,296
		55,604,273
Software - 1.8%
Electronic Arts, Inc. (a)	300,000	3,807,000
Nuance Communications, Inc. (a)	275,000	6,844,750
Oracle Corp.	350,000	11,021,500
salesforce.com, Inc. (a)	49,800	7,603,962
Splunk, Inc.	50,000	1,836,000
VMware, Inc. Class A (a)	25,000	2,418,500
		33,531,712
TOTAL INFORMATION TECHNOLOGY		486,742,718
MATERIALS - 1.2%
Chemicals - 0.6%
Airgas, Inc.	75,000	6,172,500
Cabot Corp.	135,000	4,936,950
		11,109,450
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.6%
Gem Diamonds Ltd. (a)	586,100	$ 1,646,796
Nucor Corp.	250,000	9,565,000
		11,211,796
TOTAL MATERIALS		22,321,246
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	400,000	18,228,000
Wireless Telecommunication Services - 0.2%
Vodafone Group PLC sponsored ADR	150,000	4,274,250
TOTAL TELECOMMUNICATION SERVICES		22,502,250
UTILITIES - 0.5%
Electric Utilities - 0.5%
Edison International	50,000	2,284,500
NextEra Energy, Inc.	100,000	7,033,000
		9,317,500
TOTAL COMMON STOCKS (Cost $1,615,037,995)		1,781,859,751
Nonconvertible Preferred Stocks - 1.0%

CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
Porsche Automobil Holding SE (Germany)	99,950	5,978,275
Volkswagen AG	75,000	13,680,963
		19,659,238
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,314,303)		19,659,238
Convertible Bonds - 0.1%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (f)	$ 2,000,000	1,526,900
TOTAL CONVERTIBLE BONDS (Cost $2,000,000)		1,526,900
Money Market Funds - 6.0%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	93,350,459	$ 93,350,459
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	18,973,735	18,973,735
TOTAL MONEY MARKET FUNDS (Cost $112,324,194)		112,324,194
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,747,676,492)		1,915,370,083
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(28,213,993)
NET ASSETS - 100%		$ 1,887,156,090
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,822,900 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 3% 2/27/17	2/27/12	$ 2,000,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 78,725
Fidelity Securities Lending Cash Central Fund	705,651
Total	$ 784,376
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 144,632,102	$ 137,336,102	$ -	$ 7,296,000
Consumer Staples	160,895,908	160,895,908	-	-
Energy	245,299,324	245,299,324	-	-
Financials	298,068,166	298,068,166	-	-
Health Care	249,697,787	249,697,787	-	-
Industrials	162,041,988	162,041,988	-	-
Information Technology	486,742,718	486,742,718	-	-
Materials	22,321,246	22,321,246	-	-
Telecommunication Services	22,502,250	22,502,250	-	-
Utilities	9,317,500	9,317,500	-	-
Corporate Bonds	1,526,900	-	1,526,900	-
Money Market Funds	112,324,194	112,324,194	-	-
Total Investments in Securities:	$ 1,915,370,083	$ 1,906,547,183	$ 1,526,900	$ 7,296,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $18,103,404) - See accompanying schedule: Unaffiliated issuers (cost $1,635,352,298)	$ 1,803,045,889
Fidelity Central Funds (cost $112,324,194)	112,324,194
Total Investments (cost $1,747,676,492)		$ 1,915,370,083
Receivable for investments sold		4,919,981
Receivable for fund shares sold		292,198
Dividends receivable		1,679,655
Interest receivable		5,667
Distributions receivable from Fidelity Central Funds		73,083
Other receivables		71,735
Total assets		1,922,412,402

Liabilities
Payable for investments purchased	$ 13,781,966
Payable for fund shares redeemed	1,481,080
Accrued management fee	675,541
Distribution and service plan fees payable	37,368
Other affiliated payables	179,944
Other payables and accrued expenses	126,678
Collateral on securities loaned, at value	18,973,735
Total liabilities		35,256,312

Net Assets		$ 1,887,156,090
Net Assets consist of:
Paid in capital		$ 2,069,581,892
Undistributed net investment income		18,092,899
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(368,202,658)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		167,683,957
Net Assets		$ 1,887,156,090

Statement of Assets and Liabilities - continued

September 30, 2012

Class O: Net Asset Value, offering price and redemption price per share ($1,515,727,480 ÷ 86,481,342 shares)	$ 17.53

Class A: Net Asset Value and redemption price per share ($127,100,085 ÷ 7,397,473 shares)	$ 17.18

Maximum offering price per share (100/94.25 of $17.18)	$ 18.23
Class T: Net Asset Value and redemption price per share ($14,874,277 ÷ 870,935 shares)	$ 17.08

Maximum offering price per share (100/96.50 of $17.08)	$ 17.70
Class B: Net Asset Value and offering price per share ($825,642 ÷ 48,951 shares)A	$ 16.87

Class C: Net Asset Value and offering price per share ($4,774,599 ÷ 283,683 shares)A	$ 16.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($223,854,007 ÷ 12,548,150 shares)	$ 17.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 35,896,899
Interest		35,763
Income from Fidelity Central Funds		784,376
Total income		36,717,038

Expenses
Management fee	$ 7,706,288
Transfer agent fees	1,355,416
Distribution and service plan fees	407,924
Accounting and security lending fees	557,320
Custodian fees and expenses	49,599
Independent trustees' compensation	12,110
Appreciation in deferred trustee compensation account	448
Registration fees	87,170
Audit	70,324
Legal	17,716
Miscellaneous	17,464
Total expenses before reductions	10,281,779
Expense reductions	(56,378)	10,225,401
Net investment income (loss)		26,491,637
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	125,504,735
Foreign currency transactions	53,466
Total net realized gain (loss)		125,558,201
Change in net unrealized appreciation (depreciation) on: Investment securities	351,150,081
Assets and liabilities in foreign currencies	2,600
Total change in net unrealized appreciation (depreciation)		351,152,681
Net gain (loss)		476,710,882
Net increase (decrease) in net assets resulting from operations		$ 503,202,519

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,491,637	$ 20,383,560
Net realized gain (loss)	125,558,201	107,987,447
Change in net unrealized appreciation (depreciation)	351,152,681	(113,032,427)
Net increase (decrease) in net assets resulting from operations	503,202,519	15,338,580
Distributions to shareholders from net investment income	(22,240,429)	(17,474,487)
Distributions to shareholders from net realized gain	(3,331,363)	(5,265,348)
Total distributions	(25,571,792)	(22,739,835)
Share transactions - net increase (decrease)	(152,296,988)	(50,888,703)
Total increase (decrease) in net assets	325,333,739	(58,289,958)

Net Assets
Beginning of period	1,561,822,351	1,620,112,309
End of period (including undistributed net investment income of $18,092,899 and undistributed net investment income of $16,136,819, respectively)	$ 1,887,156,090	$ 1,561,822,351

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.33	$ 13.55	$ 12.33	$ 12.06	$ 17.44
Income from Investment Operations
Net investment income (loss) C	.24	.18	.15	.13	.20
Net realized and unrealized gain (loss)	4.19	(.20)	1.21	.29	(5.41)
Total from investment operations	4.43	(.02)	1.36	.42	(5.21)
Distributions from net investment income	(.20)	(.15)	(.14)	(.15)	(.17)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.23)	(.20) H	(.14) G	(.15)	(.17)
Net asset value, end of period	$ 17.53	$ 13.33	$ 13.55	$ 12.33	$ 12.06
Total Return A, B	33.55%	(.32)%	11.15%	4.04%	(30.13)%
Ratios to Average Net Assets D, F
Expenses before reductions	.51%	.51%	.51%	.51%	.49%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.51%	.49%
Expenses net of all reductions	.51%	.50%	.50%	.50%	.48%
Net investment income (loss)	1.53%	1.20%	1.20%	1.34%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,515,727	$ 1,268,316	$ 1,458,736	$ 1,708,710	$ 1,758,888
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 13.28	$ 12.09	$ 11.80	$ 17.07
Income from Investment Operations
Net investment income (loss) D	.19	.13	.10	.08	.13
Net realized and unrealized gain (loss)	4.10	(.20)	1.19	.30	(5.29)
Total from investment operations	4.29	(.07)	1.29	.38	(5.16)
Distributions from net investment income	(.15)	(.10)	(.09)	(.09)	(.11)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.18)	(.14)	(.10)	(.09)	(.11)
Net asset value, end of period	$ 17.18	$ 13.07	$ 13.28	$ 12.09	$ 11.80
Total Return A, B, C	33.06%	(.62)%	10.70%	3.59%	(30.42)%
Ratios to Average Net Assets E, G
Expenses before reductions	.84%	.86%	.88%	.95%	.92%
Expenses net of fee waivers, if any	.84%	.86%	.88%	.95%	.92%
Expenses net of all reductions	.84%	.85%	.87%	.93%	.91%
Net investment income (loss)	1.20%	.85%	.82%	.90%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,100	$ 98,808	$ 110,672	$ 129,758	$ 124,522
Portfolio turnover rate F	40%	76%	102%	162%	121%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 13.21	$ 12.04	$ 11.69	$ 16.91
Income from Investment Operations
Net investment income (loss) C	.12	.06	.05	.05	.08
Net realized and unrealized gain (loss)	4.08	(.19)	1.18	.32	(5.26)
Total from investment operations	4.20	(.13)	1.23	.37	(5.18)
Distributions from net investment income	(.08)	(.05)	(.05)	(.02)	(.04)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.11)	(.09)	(.06)	(.02)	(.04)
Net asset value, end of period	$ 17.08	$ 12.99	$ 13.21	$ 12.04	$ 11.69
Total Return A, B	32.46%	(1.05)%	10.25%	3.25%	(30.69)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.29%	1.29%	1.30%	1.33%	1.27%
Expenses net of fee waivers, if any	1.29%	1.29%	1.30%	1.33%	1.27%
Expenses net of all reductions	1.28%	1.28%	1.29%	1.32%	1.26%
Net investment income (loss)	.76%	.42%	.40%	.52%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,874	$ 11,251	$ 12,051	$ 11,378	$ 12,444
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	(.01)	- H	- H
Net realized and unrealized gain (loss)	4.04	(.19)	1.17	.31	(5.21)
Total from investment operations	4.08	(.20)	1.16	.31	(5.21)
Distributions from net investment income	- H	-	(.01)	-	-
Distributions from net realized gain	(.03)	(.02)	(.01)	-	-
Total distributions	(.03)	(.02)	(.02)	-	-
Net asset value, end of period	$ 16.87	$ 12.82	$ 13.04	$ 11.90	$ 11.59
Total Return A, B	31.87%	(1.57)%	9.72%	2.67%	(31.01)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.78%	1.78%	1.80%	1.83%	1.79%
Expenses net of fee waivers, if any	1.78%	1.78%	1.80%	1.83%	1.79%
Expenses net of all reductions	1.77%	1.77%	1.79%	1.81%	1.78%
Net investment income (loss)	.27%	(.07)%	(.10)%	.02%	-% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 826	$ 776	$ 1,060	$ 1,072	$ 853
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.81	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	(.01)	- G	- G
Net realized and unrealized gain (loss)	4.04	(.19)	1.16	.31	(5.21)
Total from investment operations	4.08	(.20)	1.15	.31	(5.21)
Distributions from net investment income	(.03)	-	(.01)	-	-
Distributions from net realized gain	(.03)	(.03)	(.01)	-	-
Total distributions	(.06)	(.03)	(.01) H	-	-
Net asset value, end of period	$ 16.83	$ 12.81	$ 13.04	$ 11.90	$ 11.59
Total Return A, B	31.89%	(1.58)%	9.69%	2.67%	(31.01)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.78%	1.79%	1.82%	1.79%
Expenses net of fee waivers, if any	1.77%	1.78%	1.79%	1.82%	1.79%
Expenses net of all reductions	1.77%	1.77%	1.79%	1.81%	1.78%
Net investment income (loss)	.27%	(.07)%	(.09)%	.03%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,775	$ 3,030	$ 2,853	$ 2,501	$ 2,676
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 13.82	$ 12.57	$ 12.15	$ 17.56
Income from Investment Operations
Net investment income (loss) B	.21	.15	.11	.10	.17
Net realized and unrealized gain (loss)	4.26	(.20)	1.24	.34	(5.45)
Total from investment operations	4.47	(.05)	1.35	.44	(5.28)
Distributions from net investment income	(.18)	(.15)	(.10)	(.02)	(.13)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.21)	(.19)	(.10) F	(.02)	(.13)
Net asset value, end of period	$ 17.84	$ 13.58	$ 13.82	$ 12.57	$ 12.15
Total Return A	33.17%	(.50)%	10.81%	3.75%	(30.25)%
Ratios to Average Net Assets C, E
Expenses before reductions	.75%	.74%	.78%	.79%	.69%
Expenses net of fee waivers, if any	.75%	.74%	.78%	.79%	.69%
Expenses net of all reductions	.75%	.73%	.77%	.77%	.69%
Net investment income (loss)	1.29%	.97%	.92%	1.06%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 223,854	$ 179,641	$ 34,740	$ 1,344	$ 5,242
Portfolio turnover rate D	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of September 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 299,980,939
Gross unrealized depreciation	(146,407,756)
Net unrealized appreciation (depreciation) on securities and other investments	$ 153,573,183

Tax Cost	$ 1,761,796,900

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,157,407
Capital loss carryforward	$ (354,082,252)
Net unrealized appreciation (depreciation)	$ 153,563,549

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (330,079,835)
2018	(24,002,417)
Total capital loss carryforward	$ (354,082,252)

The tax character of distributions paid was as follows:

	September 30, 2012	September 30, 2011
Ordinary Income	$ 25,571,792	$ 22,739,835

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $698,586,222 and $886,687,013, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 291,378	$ 4,375
Class T	.25%	.25%	67,128	36
Class B	.75%	.25%	8,770	6,578
Class C	.75%	.25%	40,648	9,598
			$ 407,924	$ 20,587

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,241
Class T	4,957
Class B*	1,519
Class C*	1,165
$ 22,882

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 582,398.04
Class A	140,119.12
Class T	42,109.31
Class B	2,648.30
Class C	12,205.30
Institutional Class	575,937.28
	$ 1,355,416

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,817 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,955 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds Total security lending income during the period amounted to $705,651, including $376 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $56,329 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $49, respectively.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2012	2011
From net investment income
Class O	$ 18,723,551	$ 15,800,906
Class A	1,121,461	793,484
Class T	65,856	41,691
Class B	61	-
Class C	6,521	-
Institutional Class	2,322,979	838,406
Total	$ 22,240,429	$ 17,474,487
From net realized gain
Class O	$ 2,701,385	$ 4,604,191
Class A	218,271	359,871
Class T	24,485	39,878
Class B	1,755	1,300
Class C	7,004	5,695
Institutional Class	378,463	254,413
Total	$ 3,331,363	$ 5,265,348

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2012	2011	2012	2011
Class O
Shares sold	5,580,617	5,397,022	$ 88,605,028	$ 80,718,498
Reinvestment of distributions	1,264,500	1,202,134	18,689,315	17,731,460
Shares redeemed	(15,507,291)	(19,120,847)	(246,649,704)	(289,198,834)
Net increase (decrease)	(8,662,174)	(12,521,691)	$ (139,355,361)	$ (190,748,876)
Class A
Shares sold	1,342,312	1,717,597	$ 20,790,722	$ 25,412,083
Reinvestment of distributions	87,570	74,702	1,272,398	1,083,158
Shares redeemed	(1,593,042)	(2,563,138)	(24,719,765)	(37,854,858)
Net increase (decrease)	(163,160)	(770,839)	$ (2,656,645)	$ (11,359,617)
Class T
Shares sold	179,769	158,749	$ 2,774,619	$ 2,355,345
Reinvestment of distributions	5,997	5,400	86,960	78,078
Shares redeemed	(181,294)	(209,985)	(2,782,012)	(3,151,921)
Net increase (decrease)	4,472	(45,836)	$ 79,567	$ (718,498)
Class B
Shares sold	6,079	6,828	$ 91,129	$ 96,696
Reinvestment of distributions	118	83	1,690	1,194
Shares redeemed	(17,813)	(27,678)	(278,436)	(405,514)
Net increase (decrease)	(11,616)	(20,767)	$ (185,617)	$ (307,624)
Class C
Shares sold	132,216	65,288	$ 2,016,265	$ 956,325
Reinvestment of distributions	890	370	12,767	5,303
Shares redeemed	(85,848)	(47,958)	(1,317,709)	(699,223)
Net increase (decrease)	47,258	17,700	$ 711,323	$ 262,405
Institutional Class
Shares sold	116,008	11,431,490	$ 1,928,321	$ 163,363,083
Reinvestment of distributions	178,776	72,217	2,695,938	1,086,867
Shares redeemed	(978,426)	(785,458)	(15,514,514)	(12,466,443)
Net increase (decrease)	(683,642)	10,718,249	$ (10,890,255)	$ 151,983,507

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, Peter S. Lynch, David A. Rosow, and Garnett A. Smith may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 98% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Diversified Stock Fund -

Class A

Annual Report

September 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A	33.06%	1.08%	7.21%
$50/month 15-Year Plan A	-33.47%	-1.03%	6.66%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class A on September 30, 2002. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year, the fund's Class A shares gained 33.06%, outpacing the benchmark S&P 500. Stock picking was very helpful, especially in three sectors - information technology, led by the software/services industry; health care, particularly pharmaceuticals/biotechnology/life science stocks; and consumer discretionary. To a lesser extent, sector allocation in financials and utilities also added value. In contrast, poor stock picking in the energy sector hurt. Also, the fund had an average cash stake of 3%. When the market is up 30%, as it was during the past year, even a small cash position can detract from relative performance. The fund's top individual contributor was consumer electronics and personal computer maker Apple, whose shares continued to thrive amid the company's very strong financial results and dominant competitive position. Another technology-sector contributor was Visa, a processor of credit card payments. In financials, JPMorgan Chase was helpful. Despite the company's multibillion-dollar trading loss in May, I thought the firm remained a very solid business at a lower-than-deserved price. The stock steadily rose between June and period end. Wells Fargo, a well-run bank with limited exposure to troubled capital markets, also provided a boost. In health care, a significant underweighting in lagging medical products company Johnson & Johnson helped, as did an out-of-benchmark stake in Alnylam Pharmaceuticals, a biotech company whose shares soared in July after the firm reported favorable clinical trial results. Media company Comcast also lifted the fund's performance. Looking at the fund's detractors, an out-of-benchmark position in patent licensing firm Acacia Research detracted the most. Acacia's shares dropped more than 20% during the period, although it's worth pointing out that this decline came on the heels of very strong performance for the fund in prior reporting periods. Another notable detractor was Amyris. Shares of this biofuels company, which was not in the index, encountered serious challenges ranging from cost overruns to lower investor enthusiasm for the alternative energy industry. Other notable detractors were medical benefits provider WellPoint and specialty coffee company Green Mountain Coffee Roasters, the latter of which was not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Class O	.51%
Actual		$ 1,000.00	$ 1,041.00	$ 2.60
HypotheticalA		$ 1,000.00	$ 1,022.45	$ 2.58
Class A	.84%
Actual		$ 1,000.00	$ 1,039.30	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,020.80	$ 4.24
Class T	1.29%
Actual		$ 1,000.00	$ 1,037.00	$ 6.57
HypotheticalA		$ 1,000.00	$ 1,018.55	$ 6.51
Class B	1.78%
Actual		$ 1,000.00	$ 1,034.30	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,016.10	$ 8.97
Class C	1.78%
Actual		$ 1,000.00	$ 1,034.40	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,016.10	$ 8.97
Institutional Class	.74%
Actual		$ 1,000.00	$ 1,039.60	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.30	$ 3.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.3	5.5
JPMorgan Chase & Co.	3.2	4.2
Chevron Corp.	3.1	2.9
Wells Fargo & Co.	2.7	3.1
Google, Inc. Class A	2.4	2.8
Comcast Corp. Class A	2.2	1.9
General Electric Co.	2.1	1.6
Pfizer, Inc.	2.0	1.8
IBM Corp.	2.0	1.9
Procter & Gamble Co.	1.8	1.6
	26.8
Top Five Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.8	25.7
Financials	15.8	18.1
Health Care	13.2	10.7
Energy	13.1	10.6
Industrials	8.6	8.1
Asset Allocation (% of fund's net assets)
As of September 30, 2012 *		As of March 31, 2012 **
	Stocks 95.4%		Stocks 96.5%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 4.5%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	9.7%	** Foreign investments	13.4%

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
CONSUMER DISCRETIONARY - 6.6%
Auto Components - 0.3%
Gentex Corp.	150,000	$ 2,551,500
TRW Automotive Holdings Corp. (a)	75,000	3,278,250
		5,829,750
Distributors - 0.2%
Li & Fung Ltd.	2,374,000	3,680,074
Diversified Consumer Services - 0.2%
Weight Watchers International, Inc. (d)	75,000	3,960,000
Household Durables - 0.4%
D.R. Horton, Inc.	175,000	3,612,000
KB Home	200,000	2,870,000
Toll Brothers, Inc. (a)	62,500	2,076,875
		8,558,875
Leisure Equipment & Products - 0.4%
New Academy Holding Co. LLC unit (a)(e)(f)	60,000	7,296,000
Media - 3.1%
Comcast Corp. Class A	1,125,000	40,241,250
DreamWorks Animation SKG, Inc. Class A (a)	200,000	3,846,000
Time Warner, Inc.	300,000	13,599,000
		57,686,250
Multiline Retail - 0.6%
Target Corp.	175,000	11,107,250
Specialty Retail - 1.3%
Citi Trends, Inc. (a)	350,000	4,394,250
Lowe's Companies, Inc.	575,000	17,388,000
Staples, Inc.	300,000	3,456,000
		25,238,250
Textiles, Apparel & Luxury Goods - 0.1%
Burberry Group PLC	100,000	1,616,415
TOTAL CONSUMER DISCRETIONARY		124,972,864
CONSUMER STAPLES - 8.5%
Beverages - 2.2%
Molson Coors Brewing Co. Class B	110,000	4,955,500
PepsiCo, Inc.	375,000	26,538,750
The Coca-Cola Co.	300,000	11,379,000
		42,873,250
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	225,000	10,894,500
Kroger Co.	100,000	2,354,000
Walgreen Co.	400,000	14,576,000
		27,824,500
Food Products - 0.1%
Green Mountain Coffee Roasters, Inc. (a)	74,994	1,781,108

	Shares	Value
Household Products - 3.0%
Colgate-Palmolive Co.	202,500	$ 21,712,050
Procter & Gamble Co.	500,000	34,680,000
		56,392,050
Tobacco - 1.7%
British American Tobacco PLC sponsored ADR	112,500	11,547,000
Lorillard, Inc.	60,000	6,987,000
Philip Morris International, Inc.	150,000	13,491,000
		32,025,000
TOTAL CONSUMER STAPLES		160,895,908
ENERGY - 13.0%
Energy Equipment & Services - 2.7%
Cameron International Corp. (a)	100,000	5,607,000
Halliburton Co.	425,000	14,318,250
Helmerich & Payne, Inc.	100,000	4,761,000
McDermott International, Inc. (a)	275,000	3,360,500
National Oilwell Varco, Inc.	150,000	12,016,500
Noble Corp.	240,000	8,587,200
Trinidad Drilling Ltd. (d)	400,000	2,787,102
		51,437,552
Oil, Gas & Consumable Fuels - 10.3%
Amyris, Inc. (a)(d)	1,000,000	3,440,000
Apache Corp.	160,000	13,835,200
BP PLC sponsored ADR	400,000	16,944,000
Canadian Natural Resources Ltd.	325,000	10,026,701
Chevron Corp.	500,000	58,280,000
Clean Energy Fuels Corp. (a)(d)	175,000	2,304,750
Exxon Mobil Corp.	225,000	20,576,250
Hess Corp.	125,000	6,715,000
HollyFrontier Corp.	125,000	5,158,750
Newfield Exploration Co. (a)	70,000	2,192,400
Peabody Energy Corp.	300,000	6,687,000
QEP Resources, Inc.	125,000	3,957,500
Royal Dutch Shell PLC Class A sponsored ADR	325,000	22,558,250
Suncor Energy, Inc.	500,000	16,447,971
Whiting Petroleum Corp. (a)	100,000	4,738,000
		193,861,772
TOTAL ENERGY		245,299,324
FINANCIALS - 15.8%
Capital Markets - 3.6%
Ashmore Group PLC	950,000	5,223,474
Charles Schwab Corp.	550,000	7,034,500
Goldman Sachs Group, Inc.	200,000	22,736,000
KKR & Co. LP	475,000	7,177,250
Manning & Napier, Inc.	150,000	1,828,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,050,000	$ 17,577,000
The Blackstone Group LP	425,000	6,069,000
		67,645,724
Commercial Banks - 4.1%
Alliance Financial Corp.	211,250	8,494,363
CIT Group, Inc. (a)	175,000	6,893,250
First Niagara Financial Group, Inc.	350,000	2,831,500
SunTrust Banks, Inc.	250,000	7,067,500
Wells Fargo & Co.	1,500,000	51,795,000
		77,081,613
Diversified Financial Services - 4.9%
Citigroup, Inc.	300,000	9,816,000
JPMorgan Chase & Co.	1,525,000	61,732,000
KKR Financial Holdings LLC	2,200,000	22,110,000
		93,658,000
Insurance - 2.6%
ACE Ltd.	87,500	6,615,000
AFLAC, Inc.	100,000	4,788,000
Brasil Insurance Participacoes e Administracao SA	425,000	3,993,711
Genworth Financial, Inc. Class A (a)	400,000	2,092,000
Hanover Insurance Group, Inc.	125,000	4,657,500
Lincoln National Corp.	125,000	3,023,750
MetLife, Inc.	675,000	23,260,500
		48,430,461
Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp. (a)(d)	900,044	1,377,067
Radian Group, Inc. (d)	2,275,415	9,875,301
		11,252,368
TOTAL FINANCIALS		298,068,166
HEALTH CARE - 13.2%
Biotechnology - 1.7%
Alnylam Pharmaceuticals, Inc. (a)	275,000	5,167,250
Amgen, Inc.	137,500	11,594,000
Gentium SpA sponsored ADR (a)	200,000	1,986,000
Gilead Sciences, Inc. (a)	100,000	6,633,000
Synageva BioPharma Corp. (a)	65,000	3,472,950
Vertex Pharmaceuticals, Inc. (a)	65,000	3,636,750
		32,489,950
Health Care Equipment & Supplies - 0.8%
Align Technology, Inc. (a)	87,500	3,234,875
EnteroMedics, Inc. (a)(d)	463,542	1,691,928
Haemonetics Corp. (a)	15,000	1,203,000
HeartWare International, Inc. (a)	20,000	1,889,800

	Shares	Value
St. Jude Medical, Inc.	75,000	$ 3,159,750
Zimmer Holdings, Inc.	50,000	3,381,000
		14,560,353
Health Care Providers & Services - 4.7%
Aetna, Inc.	275,000	10,890,000
Air Methods Corp. (a)	6,300	752,031
Brookdale Senior Living, Inc. (a)	200,000	4,644,000
Cardinal Health, Inc.	100,000	3,897,000
Emeritus Corp. (a)	125,172	2,621,102
HCA Holdings, Inc.	125,000	4,156,250
HMS Holdings Corp. (a)	50,000	1,671,500
Laboratory Corp. of America Holdings (a)	25,000	2,311,750
LHC Group, Inc. (a)	200,000	3,694,000
McKesson Corp.	300,000	25,809,000
MEDNAX, Inc. (a)	87,500	6,514,375
Quest Diagnostics, Inc.	35,000	2,220,050
UnitedHealth Group, Inc.	50,000	2,770,500
WellPoint, Inc.	300,000	17,403,000
		89,354,558
Health Care Technology - 0.3%
MedAssets, Inc. (a)	275,000	4,895,000
Life Sciences Tools & Services - 0.3%
Life Technologies Corp. (a)	50,000	2,444,000
QIAGEN NV (a)	175,000	3,239,250
		5,683,250
Pharmaceuticals - 5.4%
Auxilium Pharmaceuticals, Inc. (a)	75,000	1,834,500
Elan Corp. PLC sponsored ADR (a)	174,600	1,871,712
Eli Lilly & Co.	300,000	14,223,000
Johnson & Johnson	150,000	10,336,500
Merck & Co., Inc.	500,000	22,550,000
Pfizer, Inc.	1,525,000	37,896,250
ViroPharma, Inc. (a)	175,000	5,288,500
Warner Chilcott PLC	250,000	3,375,000
XenoPort, Inc. (a)	465,900	5,339,214
		102,714,676
TOTAL HEALTH CARE		249,697,787
INDUSTRIALS - 8.6%
Aerospace & Defense - 2.0%
Honeywell International, Inc.	200,000	11,950,000
Rockwell Collins, Inc.	185,000	9,923,400
United Technologies Corp.	200,000	15,658,000
		37,531,400
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	225,000	13,173,750
Building Products - 0.6%
Owens Corning (a)	275,000	9,201,500
Quanex Building Products Corp.	150,000	2,826,000
		12,027,500
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.7%
Covanta Holding Corp.	375,000	$ 6,435,000
Interface, Inc.	275,000	3,632,750
Standard Parking Corp. (a)	175,000	3,925,250
		13,993,000
Construction & Engineering - 0.6%
Fluor Corp.	125,000	7,035,000
Quanta Services, Inc. (a)	150,000	3,705,000
		10,740,000
Electrical Equipment - 0.1%
GrafTech International Ltd. (a)	250,000	2,247,500
Industrial Conglomerates - 2.1%
General Electric Co.	1,750,000	39,742,500
Machinery - 0.5%
Edwards Group Ltd. ADR (a)	175,000	1,156,750
Ingersoll-Rand PLC	50,000	2,241,000
Joy Global, Inc.	25,000	1,401,500
Stanley Black & Decker, Inc.	50,000	3,812,500
		8,611,750
Professional Services - 0.9%
Acacia Research Corp.	85,000	2,329,850
Acacia Research Corp. - Acacia Technologies (a)	325,000	8,908,250
Michael Page International PLC	887,786	5,100,738
		16,338,838
Road & Rail - 0.4%
Con-way, Inc.	25,000	684,250
CSX Corp.	200,000	4,150,000
Swift Transporation Co. (a)	325,000	2,801,500
		7,635,750
TOTAL INDUSTRIALS		162,041,988
INFORMATION TECHNOLOGY - 25.8%
Communications Equipment - 2.9%
Acme Packet, Inc. (a)(d)	200,000	3,420,000
Brocade Communications Systems, Inc. (a)	950,000	5,619,250
Cisco Systems, Inc.	1,800,000	34,362,000
Juniper Networks, Inc. (a)	500,000	8,555,000
Riverbed Technology, Inc. (a)	125,000	2,908,750
		54,865,000
Computers & Peripherals - 5.9%
Apple, Inc.	150,000	100,088,999
Fusion-io, Inc. (a)	75,000	2,270,250
Hewlett-Packard Co.	479,000	8,171,740
		110,530,989
Electronic Equipment & Components - 0.9%
Corning, Inc.	800,000	10,520,000

	Shares	Value
Fabrinet (a)	175,000	$ 2,028,250
Itron, Inc. (a)	100,000	4,315,000
		16,863,250
Internet Software & Services - 3.0%
Constant Contact, Inc. (a)(d)	100,084	1,741,462
Google, Inc. Class A (a)	60,000	45,270,000
SciQuest, Inc. (a)	100,010	1,820,182
VeriSign, Inc. (a)	150,000	7,303,500
		56,135,144
IT Services - 8.4%
Cognizant Technology Solutions Corp. Class A (a)	330,000	23,073,600
Fidelity National Information Services, Inc.	125,000	3,902,500
IBM Corp.	180,000	37,341,000
MasterCard, Inc. Class A	75,000	33,861,000
Paychex, Inc.	825,000	27,464,250
Visa, Inc. Class A	250,000	33,570,000
		159,212,350
Semiconductors & Semiconductor Equipment - 2.9%
Axcelis Technologies, Inc. (a)	3,488,788	3,663,227
Broadcom Corp. Class A	250,000	8,645,000
GT Advanced Technologies, Inc. (a)(d)	900,000	4,905,000
KLA-Tencor Corp.	75,000	3,577,875
Lam Research Corp. (a)	275,000	8,740,875
NXP Semiconductors NV (a)	150,000	3,751,500
Siliconware Precision Industries Co. Ltd. sponsored ADR	1,500,000	8,265,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	625,000	9,887,500
Tessera Technologies, Inc.	304,700	4,168,296
		55,604,273
Software - 1.8%
Electronic Arts, Inc. (a)	300,000	3,807,000
Nuance Communications, Inc. (a)	275,000	6,844,750
Oracle Corp.	350,000	11,021,500
salesforce.com, Inc. (a)	49,800	7,603,962
Splunk, Inc.	50,000	1,836,000
VMware, Inc. Class A (a)	25,000	2,418,500
		33,531,712
TOTAL INFORMATION TECHNOLOGY		486,742,718
MATERIALS - 1.2%
Chemicals - 0.6%
Airgas, Inc.	75,000	6,172,500
Cabot Corp.	135,000	4,936,950
		11,109,450
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.6%
Gem Diamonds Ltd. (a)	586,100	$ 1,646,796
Nucor Corp.	250,000	9,565,000
		11,211,796
TOTAL MATERIALS		22,321,246
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	400,000	18,228,000
Wireless Telecommunication Services - 0.2%
Vodafone Group PLC sponsored ADR	150,000	4,274,250
TOTAL TELECOMMUNICATION SERVICES		22,502,250
UTILITIES - 0.5%
Electric Utilities - 0.5%
Edison International	50,000	2,284,500
NextEra Energy, Inc.	100,000	7,033,000
		9,317,500
TOTAL COMMON STOCKS (Cost $1,615,037,995)		1,781,859,751
Nonconvertible Preferred Stocks - 1.0%

CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
Porsche Automobil Holding SE (Germany)	99,950	5,978,275
Volkswagen AG	75,000	13,680,963
		19,659,238
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,314,303)		19,659,238
Convertible Bonds - 0.1%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (f)	$ 2,000,000	1,526,900
TOTAL CONVERTIBLE BONDS (Cost $2,000,000)		1,526,900
Money Market Funds - 6.0%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	93,350,459	$ 93,350,459
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	18,973,735	18,973,735
TOTAL MONEY MARKET FUNDS (Cost $112,324,194)		112,324,194
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,747,676,492)		1,915,370,083
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(28,213,993)
NET ASSETS - 100%		$ 1,887,156,090
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,822,900 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 3% 2/27/17	2/27/12	$ 2,000,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 78,725
Fidelity Securities Lending Cash Central Fund	705,651
Total	$ 784,376
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 144,632,102	$ 137,336,102	$ -	$ 7,296,000
Consumer Staples	160,895,908	160,895,908	-	-
Energy	245,299,324	245,299,324	-	-
Financials	298,068,166	298,068,166	-	-
Health Care	249,697,787	249,697,787	-	-
Industrials	162,041,988	162,041,988	-	-
Information Technology	486,742,718	486,742,718	-	-
Materials	22,321,246	22,321,246	-	-
Telecommunication Services	22,502,250	22,502,250	-	-
Utilities	9,317,500	9,317,500	-	-
Corporate Bonds	1,526,900	-	1,526,900	-
Money Market Funds	112,324,194	112,324,194	-	-
Total Investments in Securities:	$ 1,915,370,083	$ 1,906,547,183	$ 1,526,900	$ 7,296,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $18,103,404) - See accompanying schedule: Unaffiliated issuers (cost $1,635,352,298)	$ 1,803,045,889
Fidelity Central Funds (cost $112,324,194)	112,324,194
Total Investments (cost $1,747,676,492)		$ 1,915,370,083
Receivable for investments sold		4,919,981
Receivable for fund shares sold		292,198
Dividends receivable		1,679,655
Interest receivable		5,667
Distributions receivable from Fidelity Central Funds		73,083
Other receivables		71,735
Total assets		1,922,412,402

Liabilities
Payable for investments purchased	$ 13,781,966
Payable for fund shares redeemed	1,481,080
Accrued management fee	675,541
Distribution and service plan fees payable	37,368
Other affiliated payables	179,944
Other payables and accrued expenses	126,678
Collateral on securities loaned, at value	18,973,735
Total liabilities		35,256,312

Net Assets		$ 1,887,156,090
Net Assets consist of:
Paid in capital		$ 2,069,581,892
Undistributed net investment income		18,092,899
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(368,202,658)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		167,683,957
Net Assets		$ 1,887,156,090

Statement of Assets and Liabilities - continued

September 30, 2012

Class O: Net Asset Value, offering price and redemption price per share ($1,515,727,480 ÷ 86,481,342 shares)	$ 17.53

Class A: Net Asset Value and redemption price per share ($127,100,085 ÷ 7,397,473 shares)	$ 17.18

Maximum offering price per share (100/94.25 of $17.18)	$ 18.23
Class T: Net Asset Value and redemption price per share ($14,874,277 ÷ 870,935 shares)	$ 17.08

Maximum offering price per share (100/96.50 of $17.08)	$ 17.70
Class B: Net Asset Value and offering price per share ($825,642 ÷ 48,951 shares)A	$ 16.87

Class C: Net Asset Value and offering price per share ($4,774,599 ÷ 283,683 shares)A	$ 16.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($223,854,007 ÷ 12,548,150 shares)	$ 17.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 35,896,899
Interest		35,763
Income from Fidelity Central Funds		784,376
Total income		36,717,038

Expenses
Management fee	$ 7,706,288
Transfer agent fees	1,355,416
Distribution and service plan fees	407,924
Accounting and security lending fees	557,320
Custodian fees and expenses	49,599
Independent trustees' compensation	12,110
Appreciation in deferred trustee compensation account	448
Registration fees	87,170
Audit	70,324
Legal	17,716
Miscellaneous	17,464
Total expenses before reductions	10,281,779
Expense reductions	(56,378)	10,225,401
Net investment income (loss)		26,491,637
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	125,504,735
Foreign currency transactions	53,466
Total net realized gain (loss)		125,558,201
Change in net unrealized appreciation (depreciation) on: Investment securities	351,150,081
Assets and liabilities in foreign currencies	2,600
Total change in net unrealized appreciation (depreciation)		351,152,681
Net gain (loss)		476,710,882
Net increase (decrease) in net assets resulting from operations		$ 503,202,519

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,491,637	$ 20,383,560
Net realized gain (loss)	125,558,201	107,987,447
Change in net unrealized appreciation (depreciation)	351,152,681	(113,032,427)
Net increase (decrease) in net assets resulting from operations	503,202,519	15,338,580
Distributions to shareholders from net investment income	(22,240,429)	(17,474,487)
Distributions to shareholders from net realized gain	(3,331,363)	(5,265,348)
Total distributions	(25,571,792)	(22,739,835)
Share transactions - net increase (decrease)	(152,296,988)	(50,888,703)
Total increase (decrease) in net assets	325,333,739	(58,289,958)

Net Assets
Beginning of period	1,561,822,351	1,620,112,309
End of period (including undistributed net investment income of $18,092,899 and undistributed net investment income of $16,136,819, respectively)	$ 1,887,156,090	$ 1,561,822,351

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.33	$ 13.55	$ 12.33	$ 12.06	$ 17.44
Income from Investment Operations
Net investment income (loss) C	.24	.18	.15	.13	.20
Net realized and unrealized gain (loss)	4.19	(.20)	1.21	.29	(5.41)
Total from investment operations	4.43	(.02)	1.36	.42	(5.21)
Distributions from net investment income	(.20)	(.15)	(.14)	(.15)	(.17)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.23)	(.20) H	(.14) G	(.15)	(.17)
Net asset value, end of period	$ 17.53	$ 13.33	$ 13.55	$ 12.33	$ 12.06
Total Return A, B	33.55%	(.32)%	11.15%	4.04%	(30.13)%
Ratios to Average Net Assets D, F
Expenses before reductions	.51%	.51%	.51%	.51%	.49%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.51%	.49%
Expenses net of all reductions	.51%	.50%	.50%	.50%	.48%
Net investment income (loss)	1.53%	1.20%	1.20%	1.34%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,515,727	$ 1,268,316	$ 1,458,736	$ 1,708,710	$ 1,758,888
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 13.28	$ 12.09	$ 11.80	$ 17.07
Income from Investment Operations
Net investment income (loss) D	.19	.13	.10	.08	.13
Net realized and unrealized gain (loss)	4.10	(.20)	1.19	.30	(5.29)
Total from investment operations	4.29	(.07)	1.29	.38	(5.16)
Distributions from net investment income	(.15)	(.10)	(.09)	(.09)	(.11)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.18)	(.14)	(.10)	(.09)	(.11)
Net asset value, end of period	$ 17.18	$ 13.07	$ 13.28	$ 12.09	$ 11.80
Total Return A, B, C	33.06%	(.62)%	10.70%	3.59%	(30.42)%
Ratios to Average Net Assets E, G
Expenses before reductions	.84%	.86%	.88%	.95%	.92%
Expenses net of fee waivers, if any	.84%	.86%	.88%	.95%	.92%
Expenses net of all reductions	.84%	.85%	.87%	.93%	.91%
Net investment income (loss)	1.20%	.85%	.82%	.90%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,100	$ 98,808	$ 110,672	$ 129,758	$ 124,522
Portfolio turnover rate F	40%	76%	102%	162%	121%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 13.21	$ 12.04	$ 11.69	$ 16.91
Income from Investment Operations
Net investment income (loss) C	.12	.06	.05	.05	.08
Net realized and unrealized gain (loss)	4.08	(.19)	1.18	.32	(5.26)
Total from investment operations	4.20	(.13)	1.23	.37	(5.18)
Distributions from net investment income	(.08)	(.05)	(.05)	(.02)	(.04)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.11)	(.09)	(.06)	(.02)	(.04)
Net asset value, end of period	$ 17.08	$ 12.99	$ 13.21	$ 12.04	$ 11.69
Total Return A, B	32.46%	(1.05)%	10.25%	3.25%	(30.69)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.29%	1.29%	1.30%	1.33%	1.27%
Expenses net of fee waivers, if any	1.29%	1.29%	1.30%	1.33%	1.27%
Expenses net of all reductions	1.28%	1.28%	1.29%	1.32%	1.26%
Net investment income (loss)	.76%	.42%	.40%	.52%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,874	$ 11,251	$ 12,051	$ 11,378	$ 12,444
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	(.01)	- H	- H
Net realized and unrealized gain (loss)	4.04	(.19)	1.17	.31	(5.21)
Total from investment operations	4.08	(.20)	1.16	.31	(5.21)
Distributions from net investment income	- H	-	(.01)	-	-
Distributions from net realized gain	(.03)	(.02)	(.01)	-	-
Total distributions	(.03)	(.02)	(.02)	-	-
Net asset value, end of period	$ 16.87	$ 12.82	$ 13.04	$ 11.90	$ 11.59
Total Return A, B	31.87%	(1.57)%	9.72%	2.67%	(31.01)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.78%	1.78%	1.80%	1.83%	1.79%
Expenses net of fee waivers, if any	1.78%	1.78%	1.80%	1.83%	1.79%
Expenses net of all reductions	1.77%	1.77%	1.79%	1.81%	1.78%
Net investment income (loss)	.27%	(.07)%	(.10)%	.02%	-% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 826	$ 776	$ 1,060	$ 1,072	$ 853
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.81	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	(.01)	- G	- G
Net realized and unrealized gain (loss)	4.04	(.19)	1.16	.31	(5.21)
Total from investment operations	4.08	(.20)	1.15	.31	(5.21)
Distributions from net investment income	(.03)	-	(.01)	-	-
Distributions from net realized gain	(.03)	(.03)	(.01)	-	-
Total distributions	(.06)	(.03)	(.01) H	-	-
Net asset value, end of period	$ 16.83	$ 12.81	$ 13.04	$ 11.90	$ 11.59
Total Return A, B	31.89%	(1.58)%	9.69%	2.67%	(31.01)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.78%	1.79%	1.82%	1.79%
Expenses net of fee waivers, if any	1.77%	1.78%	1.79%	1.82%	1.79%
Expenses net of all reductions	1.77%	1.77%	1.79%	1.81%	1.78%
Net investment income (loss)	.27%	(.07)%	(.09)%	.03%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,775	$ 3,030	$ 2,853	$ 2,501	$ 2,676
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 13.82	$ 12.57	$ 12.15	$ 17.56
Income from Investment Operations
Net investment income (loss) B	.21	.15	.11	.10	.17
Net realized and unrealized gain (loss)	4.26	(.20)	1.24	.34	(5.45)
Total from investment operations	4.47	(.05)	1.35	.44	(5.28)
Distributions from net investment income	(.18)	(.15)	(.10)	(.02)	(.13)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.21)	(.19)	(.10) F	(.02)	(.13)
Net asset value, end of period	$ 17.84	$ 13.58	$ 13.82	$ 12.57	$ 12.15
Total Return A	33.17%	(.50)%	10.81%	3.75%	(30.25)%
Ratios to Average Net Assets C, E
Expenses before reductions	.75%	.74%	.78%	.79%	.69%
Expenses net of fee waivers, if any	.75%	.74%	.78%	.79%	.69%
Expenses net of all reductions	.75%	.73%	.77%	.77%	.69%
Net investment income (loss)	1.29%	.97%	.92%	1.06%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 223,854	$ 179,641	$ 34,740	$ 1,344	$ 5,242
Portfolio turnover rate D	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of September 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 299,980,939
Gross unrealized depreciation	(146,407,756)
Net unrealized appreciation (depreciation) on securities and other investments	$ 153,573,183

Tax Cost	$ 1,761,796,900

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,157,407
Capital loss carryforward	$ (354,082,252)
Net unrealized appreciation (depreciation)	$ 153,563,549

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (330,079,835)
2018	(24,002,417)
Total capital loss carryforward	$ (354,082,252)

The tax character of distributions paid was as follows:

	September 30, 2012	September 30, 2011
Ordinary Income	$ 25,571,792	$ 22,739,835

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $698,586,222 and $886,687,013, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 291,378	$ 4,375
Class T	.25%	.25%	67,128	36
Class B	.75%	.25%	8,770	6,578
Class C	.75%	.25%	40,648	9,598
			$ 407,924	$ 20,587

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,241
Class T	4,957
Class B*	1,519
Class C*	1,165
$ 22,882

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 582,398.04
Class A	140,119.12
Class T	42,109.31
Class B	2,648.30
Class C	12,205.30
Institutional Class	575,937.28
	$ 1,355,416

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,817 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,955 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds Total security lending income during the period amounted to $705,651, including $376 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $56,329 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $49, respectively.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2012	2011
From net investment income
Class O	$ 18,723,551	$ 15,800,906
Class A	1,121,461	793,484
Class T	65,856	41,691
Class B	61	-
Class C	6,521	-
Institutional Class	2,322,979	838,406
Total	$ 22,240,429	$ 17,474,487
From net realized gain
Class O	$ 2,701,385	$ 4,604,191
Class A	218,271	359,871
Class T	24,485	39,878
Class B	1,755	1,300
Class C	7,004	5,695
Institutional Class	378,463	254,413
Total	$ 3,331,363	$ 5,265,348

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2012	2011	2012	2011
Class O
Shares sold	5,580,617	5,397,022	$ 88,605,028	$ 80,718,498
Reinvestment of distributions	1,264,500	1,202,134	18,689,315	17,731,460
Shares redeemed	(15,507,291)	(19,120,847)	(246,649,704)	(289,198,834)
Net increase (decrease)	(8,662,174)	(12,521,691)	$ (139,355,361)	$ (190,748,876)
Class A
Shares sold	1,342,312	1,717,597	$ 20,790,722	$ 25,412,083
Reinvestment of distributions	87,570	74,702	1,272,398	1,083,158
Shares redeemed	(1,593,042)	(2,563,138)	(24,719,765)	(37,854,858)
Net increase (decrease)	(163,160)	(770,839)	$ (2,656,645)	$ (11,359,617)
Class T
Shares sold	179,769	158,749	$ 2,774,619	$ 2,355,345
Reinvestment of distributions	5,997	5,400	86,960	78,078
Shares redeemed	(181,294)	(209,985)	(2,782,012)	(3,151,921)
Net increase (decrease)	4,472	(45,836)	$ 79,567	$ (718,498)
Class B
Shares sold	6,079	6,828	$ 91,129	$ 96,696
Reinvestment of distributions	118	83	1,690	1,194
Shares redeemed	(17,813)	(27,678)	(278,436)	(405,514)
Net increase (decrease)	(11,616)	(20,767)	$ (185,617)	$ (307,624)
Class C
Shares sold	132,216	65,288	$ 2,016,265	$ 956,325
Reinvestment of distributions	890	370	12,767	5,303
Shares redeemed	(85,848)	(47,958)	(1,317,709)	(699,223)
Net increase (decrease)	47,258	17,700	$ 711,323	$ 262,405
Institutional Class
Shares sold	116,008	11,431,490	$ 1,928,321	$ 163,363,083
Reinvestment of distributions	178,776	72,217	2,695,938	1,086,867
Shares redeemed	(978,426)	(785,458)	(15,514,514)	(12,466,443)
Net increase (decrease)	(683,642)	10,718,249	$ (10,890,255)	$ 151,983,507

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governseach fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Diversified Stock Fund -

Class O

Annual Report

September 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class O	33.55%	1.47%	7.76%
$50/month 15-Year Plan A	-36.16%	-2.19%	6.35%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.7% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class O on September 30, 2002. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Diversified Stock Fund: For the year, the fund's Class O shares gained 33.55%, outpacing the benchmark S&P 500. Stock picking was very helpful, especially in three sectors - information technology, led by the software/services industry; health care, particularly pharmaceuticals/biotechnology/life science stocks; and consumer discretionary. To a lesser extent, sector allocation in financials and utilities also added value. In contrast, poor stock picking in the energy sector hurt. Also, the fund had an average cash stake of 3%. When the market is up 30%, as it was during the past year, even a small cash position can detract from relative performance. The fund's top individual contributor was consumer electronics and personal computer maker Apple, whose shares continued to thrive amid the company's very strong financial results and dominant competitive position. Another technology-sector contributor was Visa, a processor of credit card payments. In financials, JPMorgan Chase was helpful. Despite the company's multibillion-dollar trading loss in May, I thought the firm remained a very solid business at a lower-than-deserved price. The stock steadily rose between June and period end. Wells Fargo, a well-run bank with limited exposure to troubled capital markets, also provided a boost. In health care, a significant underweighting in lagging medical products company Johnson & Johnson helped, as did an out-of-benchmark stake in Alnylam Pharmaceuticals, a biotech company whose shares soared in July after the firm reported favorable clinical trial results. Media company Comcast also lifted the fund's performance. Looking at the fund's detractors, an out-of-benchmark position in patent licensing firm Acacia Research detracted the most. Acacia's shares dropped more than 20% during the period, although it's worth pointing out that this decline came on the heels of very strong performance for the fund in prior reporting periods. Another notable detractor was Amyris. Shares of this biofuels company, which was not in the index, encountered serious challenges ranging from cost overruns to lower investor enthusiasm for the alternative energy industry. Other notable detractors were medical benefits provider WellPoint and specialty coffee company Green Mountain Coffee Roasters, the latter of which was not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Class O	.51%
Actual		$ 1,000.00	$ 1,041.00	$ 2.60
HypotheticalA		$ 1,000.00	$ 1,022.45	$ 2.58
Class A	.84%
Actual		$ 1,000.00	$ 1,039.30	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,020.80	$ 4.24
Class T	1.29%
Actual		$ 1,000.00	$ 1,037.00	$ 6.57
HypotheticalA		$ 1,000.00	$ 1,018.55	$ 6.51
Class B	1.78%
Actual		$ 1,000.00	$ 1,034.30	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,016.10	$ 8.97
Class C	1.78%
Actual		$ 1,000.00	$ 1,034.40	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,016.10	$ 8.97
Institutional Class	.74%
Actual		$ 1,000.00	$ 1,039.60	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.30	$ 3.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.3	5.5
JPMorgan Chase & Co.	3.2	4.2
Chevron Corp.	3.1	2.9
Wells Fargo & Co.	2.7	3.1
Google, Inc. Class A	2.4	2.8
Comcast Corp. Class A	2.2	1.9
General Electric Co.	2.1	1.6
Pfizer, Inc.	2.0	1.8
IBM Corp.	2.0	1.9
Procter & Gamble Co.	1.8	1.6
	26.8
Top Five Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.8	25.7
Financials	15.8	18.1
Health Care	13.2	10.7
Energy	13.1	10.6
Industrials	8.6	8.1
Asset Allocation (% of fund's net assets)
As of September 30, 2012 *		As of March 31, 2012 **
	Stocks 95.4%		Stocks 96.5%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 4.5%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	9.7%	** Foreign investments	13.4%

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
CONSUMER DISCRETIONARY - 6.6%
Auto Components - 0.3%
Gentex Corp.	150,000	$ 2,551,500
TRW Automotive Holdings Corp. (a)	75,000	3,278,250
		5,829,750
Distributors - 0.2%
Li & Fung Ltd.	2,374,000	3,680,074
Diversified Consumer Services - 0.2%
Weight Watchers International, Inc. (d)	75,000	3,960,000
Household Durables - 0.4%
D.R. Horton, Inc.	175,000	3,612,000
KB Home	200,000	2,870,000
Toll Brothers, Inc. (a)	62,500	2,076,875
		8,558,875
Leisure Equipment & Products - 0.4%
New Academy Holding Co. LLC unit (a)(e)(f)	60,000	7,296,000
Media - 3.1%
Comcast Corp. Class A	1,125,000	40,241,250
DreamWorks Animation SKG, Inc. Class A (a)	200,000	3,846,000
Time Warner, Inc.	300,000	13,599,000
		57,686,250
Multiline Retail - 0.6%
Target Corp.	175,000	11,107,250
Specialty Retail - 1.3%
Citi Trends, Inc. (a)	350,000	4,394,250
Lowe's Companies, Inc.	575,000	17,388,000
Staples, Inc.	300,000	3,456,000
		25,238,250
Textiles, Apparel & Luxury Goods - 0.1%
Burberry Group PLC	100,000	1,616,415
TOTAL CONSUMER DISCRETIONARY		124,972,864
CONSUMER STAPLES - 8.5%
Beverages - 2.2%
Molson Coors Brewing Co. Class B	110,000	4,955,500
PepsiCo, Inc.	375,000	26,538,750
The Coca-Cola Co.	300,000	11,379,000
		42,873,250
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	225,000	10,894,500
Kroger Co.	100,000	2,354,000
Walgreen Co.	400,000	14,576,000
		27,824,500
Food Products - 0.1%
Green Mountain Coffee Roasters, Inc. (a)	74,994	1,781,108

	Shares	Value
Household Products - 3.0%
Colgate-Palmolive Co.	202,500	$ 21,712,050
Procter & Gamble Co.	500,000	34,680,000
		56,392,050
Tobacco - 1.7%
British American Tobacco PLC sponsored ADR	112,500	11,547,000
Lorillard, Inc.	60,000	6,987,000
Philip Morris International, Inc.	150,000	13,491,000
		32,025,000
TOTAL CONSUMER STAPLES		160,895,908
ENERGY - 13.0%
Energy Equipment & Services - 2.7%
Cameron International Corp. (a)	100,000	5,607,000
Halliburton Co.	425,000	14,318,250
Helmerich & Payne, Inc.	100,000	4,761,000
McDermott International, Inc. (a)	275,000	3,360,500
National Oilwell Varco, Inc.	150,000	12,016,500
Noble Corp.	240,000	8,587,200
Trinidad Drilling Ltd. (d)	400,000	2,787,102
		51,437,552
Oil, Gas & Consumable Fuels - 10.3%
Amyris, Inc. (a)(d)	1,000,000	3,440,000
Apache Corp.	160,000	13,835,200
BP PLC sponsored ADR	400,000	16,944,000
Canadian Natural Resources Ltd.	325,000	10,026,701
Chevron Corp.	500,000	58,280,000
Clean Energy Fuels Corp. (a)(d)	175,000	2,304,750
Exxon Mobil Corp.	225,000	20,576,250
Hess Corp.	125,000	6,715,000
HollyFrontier Corp.	125,000	5,158,750
Newfield Exploration Co. (a)	70,000	2,192,400
Peabody Energy Corp.	300,000	6,687,000
QEP Resources, Inc.	125,000	3,957,500
Royal Dutch Shell PLC Class A sponsored ADR	325,000	22,558,250
Suncor Energy, Inc.	500,000	16,447,971
Whiting Petroleum Corp. (a)	100,000	4,738,000
		193,861,772
TOTAL ENERGY		245,299,324
FINANCIALS - 15.8%
Capital Markets - 3.6%
Ashmore Group PLC	950,000	5,223,474
Charles Schwab Corp.	550,000	7,034,500
Goldman Sachs Group, Inc.	200,000	22,736,000
KKR & Co. LP	475,000	7,177,250
Manning & Napier, Inc.	150,000	1,828,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,050,000	$ 17,577,000
The Blackstone Group LP	425,000	6,069,000
		67,645,724
Commercial Banks - 4.1%
Alliance Financial Corp.	211,250	8,494,363
CIT Group, Inc. (a)	175,000	6,893,250
First Niagara Financial Group, Inc.	350,000	2,831,500
SunTrust Banks, Inc.	250,000	7,067,500
Wells Fargo & Co.	1,500,000	51,795,000
		77,081,613
Diversified Financial Services - 4.9%
Citigroup, Inc.	300,000	9,816,000
JPMorgan Chase & Co.	1,525,000	61,732,000
KKR Financial Holdings LLC	2,200,000	22,110,000
		93,658,000
Insurance - 2.6%
ACE Ltd.	87,500	6,615,000
AFLAC, Inc.	100,000	4,788,000
Brasil Insurance Participacoes e Administracao SA	425,000	3,993,711
Genworth Financial, Inc. Class A (a)	400,000	2,092,000
Hanover Insurance Group, Inc.	125,000	4,657,500
Lincoln National Corp.	125,000	3,023,750
MetLife, Inc.	675,000	23,260,500
		48,430,461
Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp. (a)(d)	900,044	1,377,067
Radian Group, Inc. (d)	2,275,415	9,875,301
		11,252,368
TOTAL FINANCIALS		298,068,166
HEALTH CARE - 13.2%
Biotechnology - 1.7%
Alnylam Pharmaceuticals, Inc. (a)	275,000	5,167,250
Amgen, Inc.	137,500	11,594,000
Gentium SpA sponsored ADR (a)	200,000	1,986,000
Gilead Sciences, Inc. (a)	100,000	6,633,000
Synageva BioPharma Corp. (a)	65,000	3,472,950
Vertex Pharmaceuticals, Inc. (a)	65,000	3,636,750
		32,489,950
Health Care Equipment & Supplies - 0.8%
Align Technology, Inc. (a)	87,500	3,234,875
EnteroMedics, Inc. (a)(d)	463,542	1,691,928
Haemonetics Corp. (a)	15,000	1,203,000
HeartWare International, Inc. (a)	20,000	1,889,800

	Shares	Value
St. Jude Medical, Inc.	75,000	$ 3,159,750
Zimmer Holdings, Inc.	50,000	3,381,000
		14,560,353
Health Care Providers & Services - 4.7%
Aetna, Inc.	275,000	10,890,000
Air Methods Corp. (a)	6,300	752,031
Brookdale Senior Living, Inc. (a)	200,000	4,644,000
Cardinal Health, Inc.	100,000	3,897,000
Emeritus Corp. (a)	125,172	2,621,102
HCA Holdings, Inc.	125,000	4,156,250
HMS Holdings Corp. (a)	50,000	1,671,500
Laboratory Corp. of America Holdings (a)	25,000	2,311,750
LHC Group, Inc. (a)	200,000	3,694,000
McKesson Corp.	300,000	25,809,000
MEDNAX, Inc. (a)	87,500	6,514,375
Quest Diagnostics, Inc.	35,000	2,220,050
UnitedHealth Group, Inc.	50,000	2,770,500
WellPoint, Inc.	300,000	17,403,000
		89,354,558
Health Care Technology - 0.3%
MedAssets, Inc. (a)	275,000	4,895,000
Life Sciences Tools & Services - 0.3%
Life Technologies Corp. (a)	50,000	2,444,000
QIAGEN NV (a)	175,000	3,239,250
		5,683,250
Pharmaceuticals - 5.4%
Auxilium Pharmaceuticals, Inc. (a)	75,000	1,834,500
Elan Corp. PLC sponsored ADR (a)	174,600	1,871,712
Eli Lilly & Co.	300,000	14,223,000
Johnson & Johnson	150,000	10,336,500
Merck & Co., Inc.	500,000	22,550,000
Pfizer, Inc.	1,525,000	37,896,250
ViroPharma, Inc. (a)	175,000	5,288,500
Warner Chilcott PLC	250,000	3,375,000
XenoPort, Inc. (a)	465,900	5,339,214
		102,714,676
TOTAL HEALTH CARE		249,697,787
INDUSTRIALS - 8.6%
Aerospace & Defense - 2.0%
Honeywell International, Inc.	200,000	11,950,000
Rockwell Collins, Inc.	185,000	9,923,400
United Technologies Corp.	200,000	15,658,000
		37,531,400
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	225,000	13,173,750
Building Products - 0.6%
Owens Corning (a)	275,000	9,201,500
Quanex Building Products Corp.	150,000	2,826,000
		12,027,500
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.7%
Covanta Holding Corp.	375,000	$ 6,435,000
Interface, Inc.	275,000	3,632,750
Standard Parking Corp. (a)	175,000	3,925,250
		13,993,000
Construction & Engineering - 0.6%
Fluor Corp.	125,000	7,035,000
Quanta Services, Inc. (a)	150,000	3,705,000
		10,740,000
Electrical Equipment - 0.1%
GrafTech International Ltd. (a)	250,000	2,247,500
Industrial Conglomerates - 2.1%
General Electric Co.	1,750,000	39,742,500
Machinery - 0.5%
Edwards Group Ltd. ADR (a)	175,000	1,156,750
Ingersoll-Rand PLC	50,000	2,241,000
Joy Global, Inc.	25,000	1,401,500
Stanley Black & Decker, Inc.	50,000	3,812,500
		8,611,750
Professional Services - 0.9%
Acacia Research Corp.	85,000	2,329,850
Acacia Research Corp. - Acacia Technologies (a)	325,000	8,908,250
Michael Page International PLC	887,786	5,100,738
		16,338,838
Road & Rail - 0.4%
Con-way, Inc.	25,000	684,250
CSX Corp.	200,000	4,150,000
Swift Transporation Co. (a)	325,000	2,801,500
		7,635,750
TOTAL INDUSTRIALS		162,041,988
INFORMATION TECHNOLOGY - 25.8%
Communications Equipment - 2.9%
Acme Packet, Inc. (a)(d)	200,000	3,420,000
Brocade Communications Systems, Inc. (a)	950,000	5,619,250
Cisco Systems, Inc.	1,800,000	34,362,000
Juniper Networks, Inc. (a)	500,000	8,555,000
Riverbed Technology, Inc. (a)	125,000	2,908,750
		54,865,000
Computers & Peripherals - 5.9%
Apple, Inc.	150,000	100,088,999
Fusion-io, Inc. (a)	75,000	2,270,250
Hewlett-Packard Co.	479,000	8,171,740
		110,530,989
Electronic Equipment & Components - 0.9%
Corning, Inc.	800,000	10,520,000

	Shares	Value
Fabrinet (a)	175,000	$ 2,028,250
Itron, Inc. (a)	100,000	4,315,000
		16,863,250
Internet Software & Services - 3.0%
Constant Contact, Inc. (a)(d)	100,084	1,741,462
Google, Inc. Class A (a)	60,000	45,270,000
SciQuest, Inc. (a)	100,010	1,820,182
VeriSign, Inc. (a)	150,000	7,303,500
		56,135,144
IT Services - 8.4%
Cognizant Technology Solutions Corp. Class A (a)	330,000	23,073,600
Fidelity National Information Services, Inc.	125,000	3,902,500
IBM Corp.	180,000	37,341,000
MasterCard, Inc. Class A	75,000	33,861,000
Paychex, Inc.	825,000	27,464,250
Visa, Inc. Class A	250,000	33,570,000
		159,212,350
Semiconductors & Semiconductor Equipment - 2.9%
Axcelis Technologies, Inc. (a)	3,488,788	3,663,227
Broadcom Corp. Class A	250,000	8,645,000
GT Advanced Technologies, Inc. (a)(d)	900,000	4,905,000
KLA-Tencor Corp.	75,000	3,577,875
Lam Research Corp. (a)	275,000	8,740,875
NXP Semiconductors NV (a)	150,000	3,751,500
Siliconware Precision Industries Co. Ltd. sponsored ADR	1,500,000	8,265,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	625,000	9,887,500
Tessera Technologies, Inc.	304,700	4,168,296
		55,604,273
Software - 1.8%
Electronic Arts, Inc. (a)	300,000	3,807,000
Nuance Communications, Inc. (a)	275,000	6,844,750
Oracle Corp.	350,000	11,021,500
salesforce.com, Inc. (a)	49,800	7,603,962
Splunk, Inc.	50,000	1,836,000
VMware, Inc. Class A (a)	25,000	2,418,500
		33,531,712
TOTAL INFORMATION TECHNOLOGY		486,742,718
MATERIALS - 1.2%
Chemicals - 0.6%
Airgas, Inc.	75,000	6,172,500
Cabot Corp.	135,000	4,936,950
		11,109,450
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.6%
Gem Diamonds Ltd. (a)	586,100	$ 1,646,796
Nucor Corp.	250,000	9,565,000
		11,211,796
TOTAL MATERIALS		22,321,246
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	400,000	18,228,000
Wireless Telecommunication Services - 0.2%
Vodafone Group PLC sponsored ADR	150,000	4,274,250
TOTAL TELECOMMUNICATION SERVICES		22,502,250
UTILITIES - 0.5%
Electric Utilities - 0.5%
Edison International	50,000	2,284,500
NextEra Energy, Inc.	100,000	7,033,000
		9,317,500
TOTAL COMMON STOCKS (Cost $1,615,037,995)		1,781,859,751
Nonconvertible Preferred Stocks - 1.0%

CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
Porsche Automobil Holding SE (Germany)	99,950	5,978,275
Volkswagen AG	75,000	13,680,963
		19,659,238
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,314,303)		19,659,238
Convertible Bonds - 0.1%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (f)	$ 2,000,000	1,526,900
TOTAL CONVERTIBLE BONDS (Cost $2,000,000)		1,526,900
Money Market Funds - 6.0%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	93,350,459	$ 93,350,459
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	18,973,735	18,973,735
TOTAL MONEY MARKET FUNDS (Cost $112,324,194)		112,324,194
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,747,676,492)		1,915,370,083
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(28,213,993)
NET ASSETS - 100%		$ 1,887,156,090
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,822,900 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 3% 2/27/17	2/27/12	$ 2,000,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 78,725
Fidelity Securities Lending Cash Central Fund	705,651
Total	$ 784,376
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 144,632,102	$ 137,336,102	$ -	$ 7,296,000
Consumer Staples	160,895,908	160,895,908	-	-
Energy	245,299,324	245,299,324	-	-
Financials	298,068,166	298,068,166	-	-
Health Care	249,697,787	249,697,787	-	-
Industrials	162,041,988	162,041,988	-	-
Information Technology	486,742,718	486,742,718	-	-
Materials	22,321,246	22,321,246	-	-
Telecommunication Services	22,502,250	22,502,250	-	-
Utilities	9,317,500	9,317,500	-	-
Corporate Bonds	1,526,900	-	1,526,900	-
Money Market Funds	112,324,194	112,324,194	-	-
Total Investments in Securities:	$ 1,915,370,083	$ 1,906,547,183	$ 1,526,900	$ 7,296,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $18,103,404) - See accompanying schedule: Unaffiliated issuers (cost $1,635,352,298)	$ 1,803,045,889
Fidelity Central Funds (cost $112,324,194)	112,324,194
Total Investments (cost $1,747,676,492)		$ 1,915,370,083
Receivable for investments sold		4,919,981
Receivable for fund shares sold		292,198
Dividends receivable		1,679,655
Interest receivable		5,667
Distributions receivable from Fidelity Central Funds		73,083
Other receivables		71,735
Total assets		1,922,412,402

Liabilities
Payable for investments purchased	$ 13,781,966
Payable for fund shares redeemed	1,481,080
Accrued management fee	675,541
Distribution and service plan fees payable	37,368
Other affiliated payables	179,944
Other payables and accrued expenses	126,678
Collateral on securities loaned, at value	18,973,735
Total liabilities		35,256,312

Net Assets		$ 1,887,156,090
Net Assets consist of:
Paid in capital		$ 2,069,581,892
Undistributed net investment income		18,092,899
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(368,202,658)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		167,683,957
Net Assets		$ 1,887,156,090

Statement of Assets and Liabilities - continued

September 30, 2012

Class O: Net Asset Value, offering price and redemption price per share ($1,515,727,480 ÷ 86,481,342 shares)	$ 17.53

Class A: Net Asset Value and redemption price per share ($127,100,085 ÷ 7,397,473 shares)	$ 17.18

Maximum offering price per share (100/94.25 of $17.18)	$ 18.23
Class T: Net Asset Value and redemption price per share ($14,874,277 ÷ 870,935 shares)	$ 17.08

Maximum offering price per share (100/96.50 of $17.08)	$ 17.70
Class B: Net Asset Value and offering price per share ($825,642 ÷ 48,951 shares)A	$ 16.87

Class C: Net Asset Value and offering price per share ($4,774,599 ÷ 283,683 shares)A	$ 16.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($223,854,007 ÷ 12,548,150 shares)	$ 17.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 35,896,899
Interest		35,763
Income from Fidelity Central Funds		784,376
Total income		36,717,038

Expenses
Management fee	$ 7,706,288
Transfer agent fees	1,355,416
Distribution and service plan fees	407,924
Accounting and security lending fees	557,320
Custodian fees and expenses	49,599
Independent trustees' compensation	12,110
Appreciation in deferred trustee compensation account	448
Registration fees	87,170
Audit	70,324
Legal	17,716
Miscellaneous	17,464
Total expenses before reductions	10,281,779
Expense reductions	(56,378)	10,225,401
Net investment income (loss)		26,491,637
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	125,504,735
Foreign currency transactions	53,466
Total net realized gain (loss)		125,558,201
Change in net unrealized appreciation (depreciation) on: Investment securities	351,150,081
Assets and liabilities in foreign currencies	2,600
Total change in net unrealized appreciation (depreciation)		351,152,681
Net gain (loss)		476,710,882
Net increase (decrease) in net assets resulting from operations		$ 503,202,519

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,491,637	$ 20,383,560
Net realized gain (loss)	125,558,201	107,987,447
Change in net unrealized appreciation (depreciation)	351,152,681	(113,032,427)
Net increase (decrease) in net assets resulting from operations	503,202,519	15,338,580
Distributions to shareholders from net investment income	(22,240,429)	(17,474,487)
Distributions to shareholders from net realized gain	(3,331,363)	(5,265,348)
Total distributions	(25,571,792)	(22,739,835)
Share transactions - net increase (decrease)	(152,296,988)	(50,888,703)
Total increase (decrease) in net assets	325,333,739	(58,289,958)

Net Assets
Beginning of period	1,561,822,351	1,620,112,309
End of period (including undistributed net investment income of $18,092,899 and undistributed net investment income of $16,136,819, respectively)	$ 1,887,156,090	$ 1,561,822,351

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.33	$ 13.55	$ 12.33	$ 12.06	$ 17.44
Income from Investment Operations
Net investment income (loss) C	.24	.18	.15	.13	.20
Net realized and unrealized gain (loss)	4.19	(.20)	1.21	.29	(5.41)
Total from investment operations	4.43	(.02)	1.36	.42	(5.21)
Distributions from net investment income	(.20)	(.15)	(.14)	(.15)	(.17)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.23)	(.20) H	(.14) G	(.15)	(.17)
Net asset value, end of period	$ 17.53	$ 13.33	$ 13.55	$ 12.33	$ 12.06
Total Return A, B	33.55%	(.32)%	11.15%	4.04%	(30.13)%
Ratios to Average Net Assets D, F
Expenses before reductions	.51%	.51%	.51%	.51%	.49%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.51%	.49%
Expenses net of all reductions	.51%	.50%	.50%	.50%	.48%
Net investment income (loss)	1.53%	1.20%	1.20%	1.34%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,515,727	$ 1,268,316	$ 1,458,736	$ 1,708,710	$ 1,758,888
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Class A

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 13.28	$ 12.09	$ 11.80	$ 17.07
Income from Investment Operations
Net investment income (loss) D	.19	.13	.10	.08	.13
Net realized and unrealized gain (loss)	4.10	(.20)	1.19	.30	(5.29)
Total from investment operations	4.29	(.07)	1.29	.38	(5.16)
Distributions from net investment income	(.15)	(.10)	(.09)	(.09)	(.11)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.18)	(.14)	(.10)	(.09)	(.11)
Net asset value, end of period	$ 17.18	$ 13.07	$ 13.28	$ 12.09	$ 11.80
Total Return A, B, C	33.06%	(.62)%	10.70%	3.59%	(30.42)%
Ratios to Average Net Assets E, G
Expenses before reductions	.84%	.86%	.88%	.95%	.92%
Expenses net of fee waivers, if any	.84%	.86%	.88%	.95%	.92%
Expenses net of all reductions	.84%	.85%	.87%	.93%	.91%
Net investment income (loss)	1.20%	.85%	.82%	.90%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,100	$ 98,808	$ 110,672	$ 129,758	$ 124,522
Portfolio turnover rate F	40%	76%	102%	162%	121%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 13.21	$ 12.04	$ 11.69	$ 16.91
Income from Investment Operations
Net investment income (loss) C	.12	.06	.05	.05	.08
Net realized and unrealized gain (loss)	4.08	(.19)	1.18	.32	(5.26)
Total from investment operations	4.20	(.13)	1.23	.37	(5.18)
Distributions from net investment income	(.08)	(.05)	(.05)	(.02)	(.04)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.11)	(.09)	(.06)	(.02)	(.04)
Net asset value, end of period	$ 17.08	$ 12.99	$ 13.21	$ 12.04	$ 11.69
Total Return A, B	32.46%	(1.05)%	10.25%	3.25%	(30.69)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.29%	1.29%	1.30%	1.33%	1.27%
Expenses net of fee waivers, if any	1.29%	1.29%	1.30%	1.33%	1.27%
Expenses net of all reductions	1.28%	1.28%	1.29%	1.32%	1.26%
Net investment income (loss)	.76%	.42%	.40%	.52%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,874	$ 11,251	$ 12,051	$ 11,378	$ 12,444
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	(.01)	- H	- H
Net realized and unrealized gain (loss)	4.04	(.19)	1.17	.31	(5.21)
Total from investment operations	4.08	(.20)	1.16	.31	(5.21)
Distributions from net investment income	- H	-	(.01)	-	-
Distributions from net realized gain	(.03)	(.02)	(.01)	-	-
Total distributions	(.03)	(.02)	(.02)	-	-
Net asset value, end of period	$ 16.87	$ 12.82	$ 13.04	$ 11.90	$ 11.59
Total Return A, B	31.87%	(1.57)%	9.72%	2.67%	(31.01)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.78%	1.78%	1.80%	1.83%	1.79%
Expenses net of fee waivers, if any	1.78%	1.78%	1.80%	1.83%	1.79%
Expenses net of all reductions	1.77%	1.77%	1.79%	1.81%	1.78%
Net investment income (loss)	.27%	(.07)%	(.10)%	.02%	-% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 826	$ 776	$ 1,060	$ 1,072	$ 853
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.81	$ 13.04	$ 11.90	$ 11.59	$ 16.80
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	(.01)	- G	- G
Net realized and unrealized gain (loss)	4.04	(.19)	1.16	.31	(5.21)
Total from investment operations	4.08	(.20)	1.15	.31	(5.21)
Distributions from net investment income	(.03)	-	(.01)	-	-
Distributions from net realized gain	(.03)	(.03)	(.01)	-	-
Total distributions	(.06)	(.03)	(.01) H	-	-
Net asset value, end of period	$ 16.83	$ 12.81	$ 13.04	$ 11.90	$ 11.59
Total Return A, B	31.89%	(1.58)%	9.69%	2.67%	(31.01)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.78%	1.79%	1.82%	1.79%
Expenses net of fee waivers, if any	1.77%	1.78%	1.79%	1.82%	1.79%
Expenses net of all reductions	1.77%	1.77%	1.79%	1.81%	1.78%
Net investment income (loss)	.27%	(.07)%	(.09)%	.03%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,775	$ 3,030	$ 2,853	$ 2,501	$ 2,676
Portfolio turnover rate E	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 13.82	$ 12.57	$ 12.15	$ 17.56
Income from Investment Operations
Net investment income (loss) B	.21	.15	.11	.10	.17
Net realized and unrealized gain (loss)	4.26	(.20)	1.24	.34	(5.45)
Total from investment operations	4.47	(.05)	1.35	.44	(5.28)
Distributions from net investment income	(.18)	(.15)	(.10)	(.02)	(.13)
Distributions from net realized gain	(.03)	(.04)	(.01)	-	-
Total distributions	(.21)	(.19)	(.10) F	(.02)	(.13)
Net asset value, end of period	$ 17.84	$ 13.58	$ 13.82	$ 12.57	$ 12.15
Total Return A	33.17%	(.50)%	10.81%	3.75%	(30.25)%
Ratios to Average Net Assets C, E
Expenses before reductions	.75%	.74%	.78%	.79%	.69%
Expenses net of fee waivers, if any	.75%	.74%	.78%	.79%	.69%
Expenses net of all reductions	.75%	.73%	.77%	.77%	.69%
Net investment income (loss)	1.29%	.97%	.92%	1.06%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 223,854	$ 179,641	$ 34,740	$ 1,344	$ 5,242
Portfolio turnover rate D	40%	76%	102%	162%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of September 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 299,980,939
Gross unrealized depreciation	(146,407,756)
Net unrealized appreciation (depreciation) on securities and other investments	$ 153,573,183

Tax Cost	$ 1,761,796,900

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,157,407
Capital loss carryforward	$ (354,082,252)
Net unrealized appreciation (depreciation)	$ 153,563,549

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (330,079,835)
2018	(24,002,417)
Total capital loss carryforward	$ (354,082,252)

The tax character of distributions paid was as follows:

	September 30, 2012	September 30, 2011
Ordinary Income	$ 25,571,792	$ 22,739,835

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $698,586,222 and $886,687,013, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 291,378	$ 4,375
Class T	.25%	.25%	67,128	36
Class B	.75%	.25%	8,770	6,578
Class C	.75%	.25%	40,648	9,598
			$ 407,924	$ 20,587

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,241
Class T	4,957
Class B*	1,519
Class C*	1,165
$ 22,882

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 582,398.04
Class A	140,119.12
Class T	42,109.31
Class B	2,648.30
Class C	12,205.30
Institutional Class	575,937.28
	$ 1,355,416

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,817 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,955 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds Total security lending income during the period amounted to $705,651, including $376 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $56,329 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $49, respectively.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2012	2011
From net investment income
Class O	$ 18,723,551	$ 15,800,906
Class A	1,121,461	793,484
Class T	65,856	41,691
Class B	61	-
Class C	6,521	-
Institutional Class	2,322,979	838,406
Total	$ 22,240,429	$ 17,474,487
From net realized gain
Class O	$ 2,701,385	$ 4,604,191
Class A	218,271	359,871
Class T	24,485	39,878
Class B	1,755	1,300
Class C	7,004	5,695
Institutional Class	378,463	254,413
Total	$ 3,331,363	$ 5,265,348

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2012	2011	2012	2011
Class O
Shares sold	5,580,617	5,397,022	$ 88,605,028	$ 80,718,498
Reinvestment of distributions	1,264,500	1,202,134	18,689,315	17,731,460
Shares redeemed	(15,507,291)	(19,120,847)	(246,649,704)	(289,198,834)
Net increase (decrease)	(8,662,174)	(12,521,691)	$ (139,355,361)	$ (190,748,876)
Class A
Shares sold	1,342,312	1,717,597	$ 20,790,722	$ 25,412,083
Reinvestment of distributions	87,570	74,702	1,272,398	1,083,158
Shares redeemed	(1,593,042)	(2,563,138)	(24,719,765)	(37,854,858)
Net increase (decrease)	(163,160)	(770,839)	$ (2,656,645)	$ (11,359,617)
Class T
Shares sold	179,769	158,749	$ 2,774,619	$ 2,355,345
Reinvestment of distributions	5,997	5,400	86,960	78,078
Shares redeemed	(181,294)	(209,985)	(2,782,012)	(3,151,921)
Net increase (decrease)	4,472	(45,836)	$ 79,567	$ (718,498)
Class B
Shares sold	6,079	6,828	$ 91,129	$ 96,696
Reinvestment of distributions	118	83	1,690	1,194
Shares redeemed	(17,813)	(27,678)	(278,436)	(405,514)
Net increase (decrease)	(11,616)	(20,767)	$ (185,617)	$ (307,624)
Class C
Shares sold	132,216	65,288	$ 2,016,265	$ 956,325
Reinvestment of distributions	890	370	12,767	5,303
Shares redeemed	(85,848)	(47,958)	(1,317,709)	(699,223)
Net increase (decrease)	47,258	17,700	$ 711,323	$ 262,405
Institutional Class
Shares sold	116,008	11,431,490	$ 1,928,321	$ 163,363,083
Reinvestment of distributions	178,776	72,217	2,695,938	1,086,867
Shares redeemed	(978,426)	(785,458)	(15,514,514)	(12,466,443)
Net increase (decrease)	(683,642)	10,718,249	$ (10,890,255)	$ 151,983,507

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governseach fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class O designates 89% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class O designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Class O and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

Item 2. Code of Ethics

As of the end of the period, September 30, 2012, Fidelity Destiny Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Capital Development Fund and Fidelity Advisor Diversified Stock Fund (the "Funds"):

Services Billed by Deloitte Entities

September 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$52,000	$-	$6,100	$700
Fidelity Advisor Diversified Stock Fund	$53,000	$-	$6,100	$600

September 30, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$52,000	$-	$6,300	$500
Fidelity Advisor Diversified Stock Fund	$53,000	$-	$9,500	$400

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2012A	September 30, 2011A
Audit-Related Fees	$615,000	$440,000
Tax Fees	$-	$-
All Other Fees	$1,130,000	$700,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2012 A	September 30, 2011 A
Deloitte Entities	$1,800,000	$1,295,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Destiny Portfolios

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 27, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	November 27, 2012